As filed with the Securities and Exchange Commission on February 27, 2024
Securities Act File No. 333-169226
Investment Company Act File No. 811-22468

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 67	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 70	☒

ASHMORE FUNDS
(Exact Name of Registrant as Specified in Charter)

c/o Ashmore Investment Advisors Limited
61 Aldwych
London WC2B 4AE
England
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 011-44-20-3077-6000
Corporation Service Company
84 State Street
Boston, MA 02109
(Name and Address of Agent for Service)

Copies to:

Alexandra Autrey c/o Ashmore Investment Advisors Limited 61 Aldwych London WC2B 4AE, England	David C. Sullivan, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of its shares of common stock under the Securities Act of 1933. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

PROSPECTUS
February 28, 2024
Ashmore Emerging Markets Total Return Fund
(Class A: EMKAX; Class C: EMKCX; Institutional Class: EMKIX)
Ashmore Emerging Markets Local Currency Bond Fund
(Class A: ELBAX; Class C: ELBCX; Institutional Class: ELBIX)
Ashmore Emerging Markets Corporate Income Fund
(Class A: ECDAX; Class C: ECDCX; Institutional Class: EMCIX)
Ashmore Emerging Markets Short Duration Fund
(Class A: ESFAX; Class C: ESFCX; Institutional Class: ESFIX)
Ashmore Emerging Markets Active Equity Fund
(Class A: EMQAX; Class C: EMQCX; Institutional Class: EMQIX)
Ashmore Emerging Markets Small-Cap Equity Fund
(Class A: ESSAX; Class C: ESSCX; Institutional Class: ESCIX)
Ashmore Emerging Markets Frontier Equity Fund
(Class A: EFEAX; Class C: EFECX; Institutional Class: EFEIX)
Ashmore Emerging Markets Equity Fund
(Class A: EMEAX; Class C: EMECX; Institutional Class: EMFIX)
Ashmore Emerging Markets Equity ESG Fund
(Class A: ESAGX; Class C: ESCGX; Institutional Class: ESIGX)
Ashmore Emerging Markets Low Duration Fund
(formerly, Ashmore Emerging Markets Short Duration Select Fund)
(Class A: ESDAX; Class C: ESDCX; Institutional Class: ESDIX)
Ashmore Emerging Markets Debt Fund
(formerly, Ashmore Emerging Markets Investment Grade Income Fund
(Class A: IGAEX; Class C: IGCEX; Institutional Class: IGIEX)
Ashmore Emerging Markets Corporate Income ESG Fund
(Class A: ECAEX; Class C: ECCEX; Institutional Class: ECIEX)
CLASS A, CLASS C and INSTITUTIONAL CLASS SHARES
This Prospectus includes information you should know about the Ashmore Funds (the “Trust”, and each series thereunder a “Fund,” collectively, the “Funds”) before you invest. Please read it carefully. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION ABOUT THE FUNDS
Ashmore Emerging Markets Total Return Fund
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.22%	0.23%	0.23%

Total Annual Fund Operating Expenses	1.47%	2.23%	1.23%
Fee Waiver and/or Expense Reimbursement(2)	(0.20)%	(0.21)%	(0.21)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	2.02%	1.02%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.27%, for the Fund’s Class C Shares exceed 2.02% and for the Fund’s Institutional Class Shares exceed 1.02% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$524	$827	$1,152	$2,071	$524	$827	$1,152	$2,071
Class C Shares	$305	$677	$1,176	$2,356	$205	$677	$1,176	$2,356

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$104	$370	$655	$1,470
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign, Quasi-Sovereign, and Corporate issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. Sovereigns are governments of Emerging Market Countries (as defined below). For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign. For these purposes, governmental entities include a province, a city and local or regional governmental bodies. A Corporate issuer is any issuer other than a Sovereign or Quasi-Sovereign that is located in an Emerging Market Country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund will normally invest 25% to 75% of its net assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Any portion of the Fund’s investment exposure to local currencies of Emerging Market Countries that has been hedged into a Hard Currency (i.e., the U.S. dollar or any currency of a nation in the G-7) will not count as currency of an Emerging Market Country for this purpose. The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.
The Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in issuers in any one Emerging Market Country. The Fund will not invest more than 35% of its net assets in securities of Corporate issuers having their principal place of business in Emerging Market Countries. Also, the Fund will not invest more than 25% of its net assets in investments denominated in a single currency other than the U.S. dollar or the Euro without seeking to hedge into U.S. dollars the portion of the Fund’s exposure to that currency (i.e., non-U.S. dollar, non-Euro) that exceeds 25% of the Fund’s net assets.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments issued by Sovereign, Quasi-Sovereign, or Corporate issuers of Emerging Market Countries and Emerging Market currency-related derivative instruments. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund.The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first five risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Bank Loans Risk: The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of broad-based market indexes. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Total Return Fund % Total Return

The best calendar quarter return during the period shown above was 14.94% in the second quarter of 2020; the worst was (21.79)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	10-Year
Institutional Class
Return before taxes	11.58%	-2.28%	0.11%
Return after taxes on distributions	8.99%	-3.75%	-1.58%
Return after taxes on distributions and sale of Fund shares	6.74%	-2.26%	-0.57%
JP Morgan EMBI GD Index (reflects no deduction for fees, expenses, or taxes)	11.09%	1.67%	3.22%
JP Morgan ELMI+ Index (reflects no deduction for fees, expenses, or taxes)	8.44%	0.87%	0.01%
JP Morgan GBI-EM GD Index (reflects no deduction for fees, expenses, or taxes)	12.70%	1.14%	0.09%
50/25/25 Composite Index(1) (reflects no deduction for fees, expenses, or taxes)	10.86%	1.40%	1.69%
Class A
Return before taxes	6.90%	-3.28%	-0.52%	(2)
JP Morgan EMBI GD Index (reflects no deduction for fees, expenses, or taxes)	11.09%	1.67%	3.22%
JP Morgan ELMI+ Index (reflects no deduction for fees, expenses, or taxes)	8.44%	0.87%	0.01%
JP Morgan GBI-EM GD Index (reflects no deduction for fees, expenses, or taxes)	12.70%	1.14%	0.09%
50/25/25 Composite Index(1) (reflects no deduction for fees, expenses, or taxes)	10.86%	1.40%	1.69%
Class C
Return before taxes	9.65%	-3.22%	-0.71%	(2)
JP Morgan EMBI GD Index (reflects no deduction for fees, expenses, or taxes)	11.09%	1.67%	3.22%
JP Morgan ELMI+ Index (reflects no deduction for fees, expenses, or taxes)	8.44%	0.87%	0.01%
JP Morgan GBI-EM GD Index (reflects no deduction for fees, expenses, or taxes)	12.70%	1.14%	0.09%
50/25/25 Composite Index(1) (reflects no deduction for fees, expenses, or taxes)	10.86%	1.40%	1.69%

(1)	The composition of the 50/25/25 Composite Index is as follows: 50% JP Morgan EMBI GD Index, 25% JP Morgan ELMI+ Index and 25% JP Morgan GBI-EM GD Index.
(2)	Class C Shares performance reflects conversion to Class A Shares after eight years.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.

Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci; Senior Portfolio Manager and Member of the Investment Committee; and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2012; Mr. Assad has participated in the management of the Fund since 2016; and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2010.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Local Currency Bond Fund
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.84%	1.79%	1.77%

Total Annual Fund Operating Expenses	2.84%	3.54%	2.52%
Fee Waiver and/or Expense Reimbursement(2)	(1.82)%	(1.77)%	(1.75)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%	1.77%	0.77%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.02%, for the Fund’s Class C Shares exceed 1.77% and for the Fund’s Institutional Class Shares exceed 0.77% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time when such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$500	$1,079	$1,684	$3,313	$500	$1,079	$1,684	$3,313
Class C Shares	$280	$921	$1,685	$3,535	$180	$921	$1,685	$3,535

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$79	$617	$1,183	$2,724
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries (as defined below) that are denominated in the local currency of the issuer. Sovereigns are governments of Emerging Market Countries (as defined below). For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are governmental entities, agencies and other issuers the obligations of which are guaranteed by an emerging market government and issuers otherwise represented in the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified or a similar index as determined by the Investment Manager. For these purposes, governmental entities include a province, a city and local or regional governmental bodies. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund’s investments in debt instruments will generally be limited to those issued by Sovereigns and Quasi-Sovereigns. The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, firm commitment, when-issued and delayed-delivery securities, mortgage-backed and other types of asset-backed securities issued on a public or private basis, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limit in debt securities that are rated below investment grade quality or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”). Ordinarily, at least 70% of the securities held by the Fund will be rated by at least one internationally recognized rating agency or issued by a Sovereign or Quasi-Sovereign issuer that itself is rated.
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 7 years.

The Fund is a “non-diversified” fund, which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.”
Although the Fund may gain most of its investment exposure to bonds and other debt instruments by investing directly in them, the Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to bonds and other debt instruments. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including relating to currencies, and swap agreements (including total return, interest rate and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in any one Emerging Market Country. In addition, the Fund will not invest more than 30% of its net assets in investments denominated in a single non-U.S. currency without seeking to hedge into U.S. dollars the portion of the Fund’s exposure to the non-U.S. currency that exceeds 30% of the Fund’s net assets.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international), combined with an analytically-driven, bottom-up approach to making purchase and sale decisions. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments denominated in the local currencies of Emerging Market Countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.

Principal Risks
It is possible to lose money on an investment in the Fund.The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first five risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
Issuer Non-Diversification Risk: The Fund is “non-diversified” and is therefore more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, and the risks of a single economic, political or regulatory occurrence, than funds that are “diversified”;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Mortgage-Backed and Asset-Backed Risk: Payments on the underlying assets, whether they be mortgages or other obligations, may be delayed, prepaid, subordinated or defaulted on; rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Local Currency Bond Fund % Total Return

The best calendar quarter return during the period shown above was 11.96% in the fourth quarter of 2020; the worst was (17.60)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	10-Year
Institutional Class
Return before taxes	13.84%	1.33%	0.20%
Return after taxes on distributions	11.81%	0.91%	-0.23%
Return after taxes on distributions and sale of Fund shares	8.11%	0.83%	-0.04%
JP Morgan GBI-EM GD Index (reflects no deduction for fees, expenses, or taxes)	12.70%	1.14%	0.09%
Class A
Return before taxes	9.13%	0.25%	-0.46%	(1)
JP Morgan GBI-EM GD Index (reflects no deduction for fees, expenses, or taxes)	12.70%	1.14%	0.09%
Class C
Return before taxes	11.92%	0.35%	-0.65%	(1)
JP Morgan GBI-EM GD Index (reflects no deduction for fees, expenses, or taxes)	12.70%	1.14%	0.09%

(1)	Class C Shares performance reflects conversion to Class A Shares after eight years.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci, Senior Portfolio Manager and Member of the Investment Committee and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2012; Mr. Assad has participated in the management of the Fund since 2016; and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2010.

Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Corporate Income Fund
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%

Total Annual Fund Operating Expenses	1.45%	2.20%	1.20%
Fee Waiver and/or Expense Reimbursement(2)	(0.33)%	(0.33)%	(0.33)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.87%	0.87%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.12%, for the Fund’s Class C Shares exceed 1.87% and for the Fund’s Institutional Class Shares exceed 0.87% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$510	$809	$1,130	$2,039	$510	$809	$1,130	$2,039
Class C Shares	$290	$656	$1,150	$2,318	$190	$656	$1,150	$2,318

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$89	$348	$628	$1,425
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. A Corporate issuer is an issuer located in an Emerging Market Country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. For these purposes, Corporate issuers do not include Sovereigns or governmental agency issuers, but may include corporate or other business entities in which a Sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest (e.g., CITIC, Qatar Telecom). Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types issued by Corporate issuers, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are of below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (“junk bonds”).
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.

Although the Fund may gain most of its investment exposure to Corporate issuers directly, the Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to one or more Corporate issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts (including contracts related to currencies), and swap agreements (including total return, interest rate and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in any one Emerging Market Country. In addition, the Fund will not invest more than 20% of its net assets in investments denominated in currencies other than the U.S. dollar.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines its top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Corporate issuers (as defined above). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.

Principal Risks
It is possible to lose money on an investment in the Fund.The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first seven risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Bank Loans Risk: The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Corporate Income Fund % Total Return

The best calendar quarter return during the period shown above was 16.37% in the second quarter of 2020; the worst was (18.76)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	10-Year
Institutional Class
Return before taxes	6.37%	-0.73%	1.74%
Return after taxes on distributions	3.95%	‑3.34%	‑1.22%
Return after taxes on distributions and sale of Fund shares	3.71%	‑1.54%	0.09%
JP Morgan CEMBI BD Index (reflects no deduction for fees, expenses, or taxes)	9.08%	3.19%	3.77%
Class A
Return before taxes	1.72%	-1.80%	1.06	%(1)
JP Morgan CEMBI BD Index (reflects no deduction for fees, expenses, or taxes)	9.08%	3.19%	3.77%
Class C
Return before taxes	4.20%	-1.71%	0.88	%(1)
JP Morgan CEMBI BD Index (reflects no deduction for fees, expenses, or taxes)	9.08%	3.19%	3.77%

(1)	Class C Shares performance reflects conversion to Class A Shares after eight years.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci, Senior Portfolio Manager and Member of the Investment Committee; and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2012; Mr. Assad has participated in the management of the Fund since 2016: and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2010.

Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Short Duration Fund
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.40%	0.39%	0.40%

Total Annual Fund Operating Expenses	1.30%	2.04%	1.05%
Fee Waiver and/or Expense Reimbursement(2)	(0.38)%	(0.37)%	(0.38)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	1.67%	0.67%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 0.92%, for the Fund’s Class C Shares exceed 1.67% and for the Fund’s Institutional Class Shares exceed 0.67% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$317	$591	$886	$1,725	$317	$591	$886	$1,725
Class C Shares	$270	$604	$1,064	$2,149	$170	$604	$1,064	$2,149

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$68	$296	$542	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries (as defined below) denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.
Duration is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than bond funds with shorter average portfolio durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Sovereigns are governments of Emerging Market Countries. For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign. For these purposes, governmental entities include a province, a city and local or regional governmental bodies. A Corporate issuer is any issuer other than a Sovereign or a Quasi-Sovereign that is located in an Emerging Market Country or, an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are related below investment or that are judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund is a “non-diversified” fund, which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.”
The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as currency forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 35% of its net assets in any one Emerging Market Country.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks to invest in a portfolio of short duration fixed-income securities in an effort to limit the Fund’s exposure to interest rate risk. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers of Emerging Market

Countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund.The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first seven risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
Issuer Non-Diversification Risk: The Fund is “non-diversified” and is therefore more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, and the risks of a single economic, political or regulatory occurrence, than funds that are “diversified”;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Short Duration Fund % Total Return

The best calendar quarter return during the period shown above was 19.19% in the second quarter of 2020; the worst was (30.86)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	Since Inception Date of 06/24/14
Institutional Class
Return before taxes	13.39%	-6.69%	-0.11%
Return after taxes on distributions	9.61%	‑9.57%	‑3.40%
Return after taxes on distributions and sale of Fund shares	7.79%	‑5.86%	‑1.19%
JP Morgan CEMBI BD 1-3 Year (reflects no deduction for fees, expenses, or taxes)	8.00%	2.71%	2.83%

	1-Year	5-Year	Since Inception Date of 09/23/14
Class A
Return before taxes	10.58%	-7.66%	-0.73%
JP Morgan CEMBI BD 1-3 Year (reflects no deduction for fees, expenses, or taxes)	8.00%	2.71%	2.92%

	1-Year	5-Year	Since Inception Date of 06/13/17
Class C
Return before taxes	10.97%	-7.67%	-5.33%
JP Morgan CEMBI BD 1-3 Year (reflects no deduction for fees, expenses, or taxes)	8.00%	2.71%	2.59%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)

Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci, Senior Portfolio Manager and Member of the Investment Committee; and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2014; Mr. Assad has participated in the management of the Fund since 2016; and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2014.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Active Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.44%	0.79%	0.61%

Total Annual Fund Operating Expenses	1.69%	2.79%	1.61%
Fee Waiver and/or Expense Reimbursement(2)	(0.42)%	(0.77)%	(0.59)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	2.02%	1.02%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.27%, for the Fund’s Class C Shares exceed 2.02% and for the Fund’s Institutional Class Shares exceed 1.02% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that a prior fiscal year’s expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$648	$991	$1,357	$2,385	$648	$991	$1,357	$2,385
Class C Shares	$305	$792	$1,406	$2,797	$205	$792	$1,406	$2,797

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$104	$450	$820	$1,861
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 189% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. An Emerging Market Issuer is an issuer that is either domiciled in an Emerging Market Country, or an issuer deriving at least 50% of its revenues in or from one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in initial public offerings.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager seeks to identify equity investments within Emerging Markets. The Fund is managed actively, utilizing a top-down approach, taking into account macro- and micro-economic insights, supplemented by bottom-up research.
Macro-economic insights are based on the Investment Manager’s economic research on Emerging Market Countries. Micro-economic insights are derived from an analysis of aggregate earnings, and country- and industry-specific factors, which include demand/supply, level of competition, regulatory environment and interest rates.
Macro- and micro-economic insights are together used to identify areas within the investable universe that the Investment Manager believes exhibit attractive fundamentals. Within these attractive areas, bottom-up research is conducted to select particular instruments based on anticipated return potential. Bottom-up research includes analysis of businesses, earnings expectations, underlying business assumptions and risks, and takes into account market factors including market positioning and capital flows.
The Fund’s portfolio is constructed from equity securities with what the Investment Manager believes to have attractive risk-adjusted upside potential. The Fund’s active weighting of investments across countries, industries and sectors reflects the Investment Manager’s top-down preferences, which may vary significantly over time. The overall liquidity, volatility and beta of the portfolio are also informed by the Investment Manager’s macro-economic insights. The number of individual securities held in the Fund’s portfolio may vary over time based on the outlook of the portfolio managers, market conditions and other factors, and the Fund is not managed to have a particular number or range of portfolio holdings.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these instruments will be counted toward the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion of the Fund’s cash positions.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first five risks):

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Frontier Markets Risk: Frontier market countries are emerging market countries, but generally have smaller economies or less mature capital markets than more developed emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of Fund shares. These factors make investing in frontier countries significantly riskier than in other countries, including other emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
IPO Risk: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Active Equity Fund % Total Return

The best calendar quarter return during the period shown above was 21.67% in the fourth quarter of 2020; the worst was (25.33)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	Since Inception Date of 11/01/16
Institutional Class
Return before taxes	6.02%	2.01%	3.32%
Return after taxes on distributions	5.70%	-0.11%	0.82%
Return after taxes on distributions and sale of Fund shares	3.98%	1.21%	1.98%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	9.83%	3.68%	4.25%
Class A
Return before taxes	0.09%	0.62%	2.29%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	9.83%	3.68%	4.25%
Class C
Return before taxes	3.92%	0.99%	2.31%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	9.83%	3.68%	4.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Portfolio Managers
Fernando Assad, portfolio manager, is primarily responsible for the day-to-day management of the Fund. Mr. Assad has participated in the day-to-day management of the Fund since 2016.

Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Small-Cap Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.72%	1.64%	1.71%

Total Annual Fund Operating Expenses	3.22%	3.89%	2.96%
Fee Waiver and/or Expense Reimbursement(2)	(1.70)%	(1.62)%	(1.69)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.52%	2.27%	1.27%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.52%, for the Fund’s Class C Shares exceed 2.27% and for the Fund’s Institutional Class Shares exceed 1.27% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$672	$1,314	$1,980	$3,751	$672	$1,314	$1,980	$3,751
Class C Shares	$330	$1,038	$1,864	$3,866	$230	$1,038	$1,864	$3,866

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$129	$756	$1,409	$3,160
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as any issuer included in the MSCI Emerging Market Small Cap Index at the time of purchase, as well as any issuer with a market capitalization that is in the lowest 15% of the market capitalization range of issuers included in the MSCI Emerging Markets Investible Market Index (IMI) at the time of purchase (between $98.60 million and $3.53 billion as of January 1, 2024). An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government, securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements. The Fund may also invest in initial public offerings. Although the Fund focuses on Small-Capitalization securities, it reserves the flexibility to invest a portion of its assets in securities of medium-or large-capitalization issuers. The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and

swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager uses principally a bottom-up approach to identify particular securities for investment within Emerging Market Countries. The Investment Manager’s investment approach is driven by fundamental value and involves a rigorous, systemic and value-oriented security selection process. The portfolio manager analyzes the universe of available Small-Capitalization Emerging Market equity investments in an attempt to identify issuers that are undervalued relative to their long-term growth prospects. Potential candidates are systematically screened for fundamental value based on a number of factors, such as price to earnings ratio, price to future growth ratio, price to book value ratio, price to cash flow ratio, free cash flow, return on equity, debt to equity ratio, earnings growth and earnings momentum. Attractive candidates undergo a more rigorous review to assess the issuer’s long-term prospects, including with respect to management strength, market outlook, competitiveness, regulatory changes, restructuring and expansion plans, profitability, financial viability, interest coverage and hidden assets. As part of this process, the Investment Manager conducts visits to various companies in the small-capitalization segment of Emerging Market Countries and utilizes a proprietary database and earnings forecasts to compare applicable industries and issuers. The screening process is designed, in part, to avoid investments deemed by the portfolio manager to have unacceptable risk factors. The portfolio manager also reviews and takes into account overall Fund exposures to particular Emerging Market Countries and sectors in an effort to construct a portfolio that provides adequate diversification and risk controls. Taking into account the results of this screening process, the portfolio manager selects particular investments designed to produce a diversified equity portfolio of Small-Capitalization Emerging Market Issuers.
The Investment Manager may in its sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate is identified.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Small-Capitalization Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first six risks):

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk;

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
IPO Risk: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Small-Cap Equity Fund % Total Return

The best calendar quarter return during the period shown above was 41.15% in the second quarter of 2020; the worst was (28.80)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	10-Year
Institutional Class
Return before taxes	20.07%	10.96%	4.74%
Return after taxes on distributions	20.00%	10.94%	4.48%
Return after taxes on distributions and sale of Fund shares	12.08%	8.75%	3.69%
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses, or taxes)	23.92%	9.91%	5.34%
Class A
Return before taxes	13.57%	9.51%	3.91%	(1)
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses, or taxes)	23.92%	9.91%	5.34%
Class C
Return before taxes	17.80%	9.95%	3.86%	(1)
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses, or taxes)	23.92%	9.91%	5.34%

(1)	Class C Shares performance reflects conversion to Class A Shares after eight years.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Portfolio Managers
Dhiren Shah and Patrick Cadell, co-portfolio managers, are primarily responsible for the day-to-day management of the Fund. Mr. Shah and Mr. Cadell have participated in the management of the Fund since 2017.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Frontier Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.52%	0.54%	0.53%

Total Annual Fund Operating Expenses	2.27%	3.04%	2.03%
Fee Waiver and/or Expense Reimbursement(2)	(0.50)%	(0.52)%	(0.51)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.77%	2.52%	1.52%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.77%, for the Fund’s Class C Shares exceed 2.52% and for the Fund’s Institutional Class Shares exceed 1.52% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time when such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$695	$1,152	$1,633	$2,957	$695	$1,152	$1,633	$2,957
Class C Shares	$355	$890	$1,551	$3,139	$255	$890	$1,551	$3,139

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$155	$587	$1,046	$2,318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market Issuers, which may be denominated in any currency, including the local currency of the issuer. A Frontier Market Issuer is an issuer that is located in a Frontier Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Frontier Market Countries or that has at least 50% of its assets in one or more Frontier Market Countries.
Frontier Market countries are countries that either currently or in the future are represented in widely-recognized indices of frontier market securities or the Investment Manager considers the market to have frontier market characteristics in respect to economic, political, or market structure.
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in one or more Frontier Market Countries or regions, particularly in the case of countries that may have restrictions on foreign investment or countries where such investments may represent an efficient method of achieving investment exposure. The Fund’s investments may include securities of companies that are in the process of being privatized by a government, securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements. The Fund may invest in companies of any market capitalization and may also invest in initial public offerings. The Fund’s benchmark index, the MSCI Frontier + Select Emerging Markets Countries Capped Index, is currently concentrated in the commercial banking industry. Although the Fund is not an index fund and does not seek to replicate the performance of its benchmark index, it may concentrate its investments in the commercial banking industry. As of the date of this Prospectus, the Fund’s investments are concentrated in the commercial banking industry.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund is managed by a committee of portfolio managers, who are officers of the Investment Manager (for purposes of this section, the “Portfolio Managers”). In managing the Fund’s portfolio, the Portfolio Managers use principally a bottom-up approach to identify particular securities for investment within Frontier Market Countries. The Portfolio Managers’ investment approach is driven by fundamental value and involves a rigorous, systemic and value-oriented security selection process. The Portfolio Managers analyze the universe of available Frontier Market equity investments in an attempt to identify issuers that are undervalued relative to their long-term growth prospects. Potential candidates are systematically screened for fundamental value based on a number of factors, such as price to earnings ratio, price to future growth ratio, price to book value ratio, price to cash flow ratio, free cash flow, return on equity, debt to equity ratio, earnings growth and earnings momentum. Attractive candidates undergo a more rigorous review to assess the issuer’s long-term prospects, including with respect to management strength, market outlook, competitiveness, regulatory changes, restructuring and expansion plans, profitability, financial viability, interest coverage and hidden assets. As part of this process, the Portfolio Managers conduct visits to various companies in the Frontier Market Countries and utilize a proprietary database and earnings forecasts to compare applicable industries and issuers. The screening process is designed, in part, to avoid investments deemed by the Portfolio Managers to have unacceptable risk factors. The Portfolio Managers also review and take into account overall Fund exposures to particular Frontier Market Countries and sectors in an effort to construct a portfolio that provides a measure of diversification among Frontier Market Countries and sectors. Taking into account the results of this screening process, the Portfolio Managers select particular investments designed to produce a diversified equity portfolio of Frontier Market Issuers.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Frontier Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash positions.
The Portfolio Managers may in their sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate is identified.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first seven risks):

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
Financial Services Risk: Investments in issuers in the financial services sector are subject to various risks affecting financial services companies and the financial services sector generally. The values of investments in the financial services sector are particularly sensitive to changes in economic conditions, such as recessions and fluctuations in interest rates. Financial services companies may be exposed to leverage, which could magnify investment losses under adverse market conditions. Investments in the financial services sector are also subject to the risk that unexpected market, economic, political, regulatory or other events might lead to a decline in the value of most or all companies in the financial services sector. In addition, the financial services sector of emerging markets can be considered riskier than the U.S. financial services sector;

•
Frontier Markets Risk: Frontier market countries are emerging market countries, but generally have smaller economies or less mature capital markets than more developed emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of Fund shares. These factors make investing in frontier countries significantly riskier than in other countries, including other emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
Banking Industry Risk: Investments in banking industry stocks, as compared to other industries in general, may be considered to be more volatile or riskier due to a number of factors including more extensive government regulation that may reduce profit potential for banks compared to other entities. Financial services institutions are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. The oversight of, and regulations applicable to, companies in the banking industry in frontier markets may be ineffective and underdeveloped relative to more developed markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. The impact of recent or future regulation in various countries on any individual bank or on the sector as a whole cannot be predicted. In addition, the banking industry of frontier markets can be considered riskier than the U.S. banking industry;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
IPO Risk: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Frontier Equity Fund % Total Return

The best calendar quarter return during the period shown above was 14.50% in the fourth quarter of 2020; the worst was (28.43)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	10-Year
Institutional Class
Return before taxes	10.49%	4.91%	3.65%
Return after taxes on distributions	9.89%	4.54%	2.72%
Return after taxes on distributions and sale of Fund shares	6.63%	3.80%	2.60%
MSCI Frontier + Select Emerging Markets Countries Capped Index (reflects no deduction for fees, expenses, or taxes)	7.10%	4.25%	2.45%
MSCI Frontier Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	11.63%	3.33%	1.99%

	1-Year	5-Year	Since inception
Class A
Return before taxes	4.43%	3.53%	1.55%	(2)
MSCI Frontier + Select Emerging Markets Countries Capped Index (reflects no deduction for fees, expenses, or taxes)	7.10%	4.25%	1.06%
MSCI Frontier Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	11.63%	3.33%	0.60%
Class C
Return before taxes	8.41%	3.89%	1.44%	(2)
MSCI Frontier + Select Emerging Markets Countries Capped Index (reflects no deduction for fees, expenses, or taxes)	7.10%	4.25%	1.06%
MSCI Frontier Markets Index(1) (reflects no deduction for fees, expenses, or taxes)	11.63%	3.33%	0.60%

(1)
Effective December 31, 2019, the Fund started using the MSCI Frontier + Select Emerging Markets Countries Capped Index as the Fund’s primary benchmark because the new index more closely aligns with the Fund’s principal investment strategies, with performance of the index beginning on December 31, 2019. The MSCI Frontier + Select Emerging Markets Countries Capped Index is a customized benchmark produced by MSCI that is designed to measure equity market performance of constituent companies in each of the MSCI Frontiers Market Index (50%) and the Emerging Markets Crossover Markets portion of the MSCI Emerging Markets Index (50%). Emerging Markets Crossover Markets are countries in the MSCI Emerging Markets Index that the Investment Manager currently considers to have frontier market characteristics in respect to economic, political or market structure. As of December 31, 2023, Emerging Markets Crossover Markets are the Philippines, Peru, Colombia, United Arab Emirates, Qatar, Egypt and Kuwait.

(2)	Class C Shares performance reflects conversion to Class A Shares after eight years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Portfolio Managers
Andy Brudenell, Portfolio Manager of the Investment Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Brudenell has participated in the management of the Fund since 2015.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.39%	0.40%	0.39%

Total Annual Fund Operating Expenses	1.64%	2.40%	1.39%
Fee Waiver and/or Expense Reimbursement(2)	(0.37)%	(0.38)%	(0.37)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	2.02%	1.02%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.27%, for the Fund’s Class C Shares exceed 2.02% and for the Fund’s Institutional Class Shares exceed 1.02% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$648	$981	$1,337	$2,337	$648	$981	$1,337	$2,337
Class C Shares	$305	$712	$1,246	$2,518	$205	$712	$1,246	$2,518

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$104	$404	$725	$1,637
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in companies of any market capitalization.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager utilizes primarily a bottom-up process to identify securities with attractive growth prospects by looking at revenues, profits or historic growth (based on revenue or profit), whilst also overlaying a top-down process to identify further opportunities and risks.
The Investment Manager’s top-down analysis of Emerging Market Countries, as well as companies that are in the process of being privatized by an Emerging Market Country or that are less than 99% directly or indirectly owned by an Emerging Market Country, include the following:

•
Market Factors—including the relative attractiveness of the particular Emerging Market Country in comparison to its historic performance and with the performance of other emerging and world markets on the basis of fundamental values (e.g., price/earnings ratio, price/book value ratio, earnings growth, volatility, dividend yield, and debt/equity ratio).

•	Macro-Economic Factors—including the outlook for currencies, interest rates, commodities, economic growth, inflation, business confidence and scope for private sector initiative.

•	Political Factors—including the stability of the current government and its perceived attitudes towards foreign investment, private sector initiative and development of the capital markets.

•
Market Development—the development of the Emerging Market Country relative to developed markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection.

•
Investment Restrictions—including the level of foreign ownership allowed in the Emerging Market Country, the method of investment allowed (e.g., direct investment or through funds), required holding periods, ability to repatriate earnings and applicable tax regulations.

The Investment Manager uses a systematic, bottom-up process to select particular issuers for investment within each Emerging Market Country based on, among other factors, market valuations, prospective growth prospects, sustainability of competitive advantage, financial condition, asset backing and liquidity. Potential investments are then systematically ranked in accordance with the strength of fundamentals and attractiveness of valuation. The Investment Manager then selects particular issuers in an effort to produce a broad portfolio of investments in Emerging Market Countries.
The Investment Manager monitors each of the Emerging Market Countries in which the Fund has invested or may invest on a continuous basis and makes tactical shifts in the Fund’s portfolio allocation when it sees fit based on new developments and changes in the factors cited above. The Investment Manager may in its sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate in the particular Emerging Market Country is identified.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of non-Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash positions.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, may adversely affect the Fund’s investment performance.

Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first six risks):

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Financial Services Risk: Investments in issuers in the financial services sector are subject to various risks affecting financial services companies and the financial services sector generally. The values of investments in the financial services sector are particularly sensitive to changes in economic conditions, such as recessions and fluctuations in interest rates. Financial services companies may be exposed to leverage, which could magnify investment losses under adverse market conditions. Investments in the financial services sector are also subject to the risk that unexpected market, economic, political, regulatory or other events might lead to a decline in the value of most or all companies in the financial services sector. In addition, the financial services sector of emerging markets can be considered riskier than the U.S. financial services sector;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
IPO Risk: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares.

Performance for Class A and Class C Shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Equity Fund % Total Return

The best calendar quarter return during the period shown above was 26.98% in the second quarter 2020; the worst was (26.17)% in the first quarter of 2020.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	5-Year	10-Year
Institutional Class
Return before taxes	10.88%	7.69%	4.37%
Return after taxes on distributions	10.67%	6.17%	3.48%
Return after taxes on distributions and sale of Fund shares	6.79%	6.00%	3.41%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	9.83%	3.68%	2.66%
Class A
Return before taxes	4.79%	6.29%	3.55%	(2)
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	9.83%	3.68%	2.66%
Class C
Return before taxes(1)	8.87%	6.71%	3.47%	(2)
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	9.83%	3.68%	2.66%

(1)
The Fund did not have any Class C shares outstanding from August 9, 2016 to March 3, 2017 (the “Gap Period”), but had Class C shares outstanding for all other periods shown. For the Gap Period, performance shown for Class C shares is derived from the historical performance of the Fund’s Class A shares during such period, adjusted to reflect the higher Distribution and/or Service (12b-1) Fees payable by Class C shares.

(2)	Class C Shares performance reflects conversion to Class A Shares after eight years.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.

Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Portfolio Managers
Dhiren Shah, lead portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Shah has participated in the management of the Fund since 2017.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Equity ESG Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Fund. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.19%	1.17%	1.14%

Total Annual Fund Operating Expenses	2.44%	3.17%	2.14%
Fee Waiver and/or Expense Reimbursement(2)	(1.17)%	(1.15)%	(1.12)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.27%	2.02%	1.02%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits and expense offset arrangements) for the Fund’s Class A Shares exceed 1.27%, for the Fund’s Class C Shares exceed 2.02% and for the Fund’s Institutional Class Shares exceed 1.02% of the Fund’s average daily net assets attributable to the share class (the “Expense Limitation Agreement”). The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that a prior fiscal year’s expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$648	$1,140	$1,657	$3,071	$648	$1,140	$1,657	$3,071
Class C Shares	$305	$870	$1,559	$3,227	$205	$870	$1,559	$3,227

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$104	$562	$1,046	$2,384
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria (as described below). An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g. the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Investment Manager incorporates environmental, social and corporate governance risk considerations into issuer analysis and uses its ESG Scoring Process (as defined below) to help identify what it believes to be high quality companies with strong performance or potential when measured against the ESG Criteria. The Investment Manager looks at the relevant issuer’s sustainability by assessing the strength and enduring nature of an issuer’s competitive advantages, which are supported by long term planning and investment. Issuers that score poorly during the ESG Scoring Process are excluded from the list of potential investments.
The Investment Manager defines and assesses ESG Criteria on the basis of an issuer’s performance against the following metrics:

•
Environment: Global and local impact, greenhouse gas emissions, water and waste management, incidents of environmental pollution, energy management and use of green energy, policies and innovations to limit negative impact.

•
Social: Employee diversity and inclusion, customer welfare, human rights, community relations, labour practices, health and safety, supply chain management, materiality of philanthropy spend, product quality and safety.

•
Governance: Governance structure, transparency and disclosure, representation of minority interests, public listing and reporting, management accessibility, key performance indicators used to design long-term incentive schemes, policies and strategies to mitigate the impact of ESG risks.

ESG Scoring Process means the scoring process of the Investment Manager whereby the Investment Manager issues a score to each issuer, based on their historical and current performance, taking into account the environmental, social or governance risks that an issuer may present and the performance of each issuer against ESG Criteria. Individual ESG criteria generally will be given equal weight. The process relies on information drawn from a range of data sources, including data from third party service providers, which is subject to change.
The Fund seeks to avoid investing in issuers that the Adviser determines have significant involvement (i.e., more than 10% of revenues) in the manufacture, distribution or sale of fossil fuels or tobacco products and in gambling, pornography or defense (including controversial weapons) industries, or other issuers that engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry or sector.
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in companies of any market capitalization.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager utilizes primarily a bottom-up process to identify securities with attractive growth prospects by looking at revenues, profits or historic growth (based on revenue or profit), whilst also overlaying a top-down process to identify further opportunities and risks.
The Investment Manager’s top-down analysis of Emerging Market Countries, as well as companies that are in the process of being privatized by an Emerging Market Country or that are less than 99% directly or indirectly owned by an Emerging Market Country, include the following:

•
Market Factors—including the relative attractiveness of the particular Emerging Market Country in comparison to its historic performance and with the performance of other emerging and world markets on the basis of fundamental values (e.g., price/earnings ratio, price/book value ratio, earnings growth, volatility, dividend yield, and debt/equity ratio).

•	Macro-Economic Factors—including the outlook for currencies, interest rates, commodities, economic growth, inflation, business confidence and scope for private sector initiative.

•	Political Factors—including the stability of the current government and its perceived attitudes towards foreign investment, private sector initiative and development of the capital markets.

•
Market Development—the development of the Emerging Market Country relative to developed markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection.

•
Investment Restrictions—including the level of foreign ownership allowed in the Emerging Market Country, the method of investment allowed (e.g., direct investment or through funds), required holding periods, ability to repatriate earnings and applicable tax regulations.

The Investment Manager uses a systematic, bottom-up process to select particular issuers for investment within each Emerging Market Country based on, among other factors, ESG Criteria, sustainability factors, market valuations, prospective growth prospects, sustainability of competitive advantage, financial condition, asset backing and liquidity. Sustainability factors include the level and sustainability of returns on capital, the ability to generate strong predictable cash flow, balance sheet figures and skillful management teams that can sustain competitive advantages. Potential investments are then systematically ranked in accordance with the strength of fundamentals and attractiveness of valuation. The Investment Manager then selects particular issuers in an effort to produce a broad portfolio of investments in Emerging Market Countries that satisfy the ESG Criteria.
The Investment Manager monitors each of the Emerging Market Countries in which the Fund has invested or may invest on a continuous basis and makes tactical shifts in the Fund’s portfolio allocation when it sees fit based on new developments and changes in the factors cited above. The Investment Manager may in its sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate in the particular Emerging Market Country is identified.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of non-Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Emerging Market Issuers that the Investment Manager believes satisfy the ESG Criteria. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash positions.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, may adversely affect the Fund’s investment performance.
The Fund may invest in A Shares of companies based in the People’s Republic of China (“China”) that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first eight risks):

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
ESG Criteria Risk: The ESG Criteria applied by the Fund may cause the Fund to perform differently—positively or negatively—when compared to funds that do not take into account similar characteristics. The application of the ESG Criteria may cause the Fund to sell or avoid stocks that subsequently perform well. There is a risk that the issuers identified by the ESG Criteria may not operate sustainably or within such criteria as expected. Furthermore, different interpretations of what it means for an issuer to be sustainable or to have positive ESG metrics may be applied by market participants;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
Financial Services Risk: Investments in issuers in the financial services sector are subject to various risks affecting financial services companies and the financial services sector generally. The values of investments in the financial services sector are particularly sensitive to changes in economic conditions, such as recessions and fluctuations in interest rates. Financial services companies may be exposed to leverage, which could magnify investment losses under adverse market conditions. Investments in the financial services sector are also subject to the risk that unexpected market, economic, political, regulatory or other events might lead to a decline in the value of most or all companies in the financial services sector. In addition, the financial services sector of emerging markets can be considered riskier than the U.S. financial services sector;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•	Limited Operating History Risk: The Fund has a limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies;

•
China Risk: Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude the Fund from investing in certain Chinese issuers or cause the Fund to sell investments at a disadvantageous time. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.

•
Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Frontier Markets Risk: Frontier market countries are emerging market countries, but generally have smaller economies or less mature capital markets than more developed emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of Fund shares. These factors make investing in frontier countries significantly riskier than in other countries, including other emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
IPO Risk: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s performance to a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Equity ESG Fund % Total Return

The best calendar quarter return during the period shown above was 12.29% in the fourth quarter of 2022; the worst was (17.57)% in the first quarter of 2022.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	Since Inception Date of 02/26/20
Institutional Class
Return before taxes	11.73%	4.10%
Return after taxes on distributions	11.66%	2.74%
Return after taxes on distributions and sale of Fund shares	7.22%	2.98%
MSCI EM Net	9.83%	2.02%
Class A
Return before taxes	5.50%	2.39%
MSCI EM Net	9.83%	2.02%
Class C
Return before taxes	9.49%	3.13%
MSCI EM Net	9.83%	2.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Portfolio Manager
Dhiren Shah and Patrick Cadell, co-portfolio managers, are primarily responsible for the day-to-day management of the Fund. Mr. Shah and Mr. Cadell have participated in the day-to-day management of the Fund since 2020 and 2021, respectively.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Low Duration Fund
(formerly, Ashmore Emerging Markets Short Duration Select Fund)
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.24%	1.17%	0.98%

Total Annual Fund Operating Expenses	2.14%	2.82%	1.63%
Fee Waiver and/or Expense Reimbursement(2)	(1.22)%	(1.15)%	(0.96)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	1.67%	0.67%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits, and expense offset arrangements) for the Fund’s Class A Shares exceed 0.92%, for the Fund’s Class C Shares exceed 1.67% and for the Fund’s Institutional Class Shares exceed 0.67% of the Fund’s average daily net assets attributable to the share class. The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that a prior fiscal year’s expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$317	$765	$1,239	$2,547	$317	$765	$1,239	$2,547
Class C Shares	$270	$765	$1,387	$2,901	$170	$765	$1,387	$2,901

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$68	$420	$796	$1,852
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries (as defined below) denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration.
Investment Grade means a credit rating of BBB- or above from Standard & Poor’s or equivalent rating from Moody’s or Fitch. If an investment is rated by two or more rating agencies, the highest rating will apply. If an investment is not rated at the time of acquisition, the rating of the relevant issuer or the Sovereign shall apply. If an investment is downgraded after the date of acquisition by the Fund then the Investment Manager has discretion as to whether to hold the investment.
Weighted average credit rating for these purposes is determined by reference to the credit quality of eligible instruments, which include rated securities and debt instruments held by the Fund and derivatives where the rating of the underlying instrument can be identified (cash, unrated and unrateable instruments are not included in the calculation). Weights are based on the market value of each eligible instrument divided by the total market value attributable to eligible instruments held by the Fund.
Duration is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than bond funds with shorter average portfolio durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Sovereigns are governments of Emerging Market Countries. For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are entities (including a local or regional governmental body) that are 100% guaranteed by a Sovereign or 100% directly or indirectly owned or controlled by a Sovereign. For the avoidance of doubt, a province and a city are classified as Quasi-Sovereigns. A Corporate issuer is any issuer other than a Sovereign or a Quasi-Sovereign that is located in an Emerging Market Country or, an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund’s benchmark index, the JP Morgan CEMBI Investment Grade Broad Diversified (1-3 years) Index, is currently concentrated in the banking industry. Although the Fund is not an index fund and does not seek to replicate the performance of its benchmark index, it may concentrate its investments in the banking industry. As of the date of this Prospectus, the Fund’s investments are concentrated in the banking industry.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest in debt securities that are rated below Investment Grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as currency forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks to invest in a portfolio of short duration fixed-income securities in an effort to limit the Fund’s exposure to interest rate risk. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level.

This approach utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers of Emerging Market Countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first seven risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•	Limited Operating History Risk: The Fund has a limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies;

•
Banking Industry Risk: Investments in banking industry stocks, as compared to other industries in general, may be considered to be more volatile or riskier due to a number of factors including more extensive government regulation that may reduce profit potential for banks compared to other entities. Financial services institutions are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. The oversight of, and regulations applicable to, companies in the banking industry in frontier markets may be ineffective and underdeveloped relative to more developed markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and caused certain financial services companies to incur large losses. The impact of recent or future regulation in various countries on any individual bank or on the sector as a whole cannot be predicted. In addition, the banking industry of frontier markets can be considered riskier than the U.S. banking industry;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s performance to a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Low Duration Fund % Total Return

The best calendar quarter return during the period shown above was 3.18% in the fourth quarter of 2022; the worst was (6.08)% in the first quarter of 2022.

Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	Since Inception Date of 06/15/20
Institutional Class
Return before taxes	6.12%	0.11%
Return after taxes on distributions	4.44%	-1.51%
Return after taxes on distributions and sale of Fund shares	3.59%	-0.58%
JP Morgan CEMBI BD IG1 to3 year	5.89%	-0.04%
Class A
Return before taxes	3.56%	-0.72%
JP Morgan CEMBI BD IG1 to3 year	5.89%	-0.04%
Class C
Return before taxes	4.02%	-0.88%
JP Morgan CEMBI BD IG1 to3 year	5.89%	-0.04%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci, Senior Portfolio Manager and Member of the Investment Committee and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2012; Mr. Assad has participated in the management of the Fund since 2016; and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2010.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Debt Fund
(formerly, Ashmore Emerging Markets Investment Grade Income Fund
Investment Objective
The Fund seeks to maximize income, with a secondary objective of long-term capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (CDSC)(Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees(2)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.80%	0.48%	0.62%

Total Annual Fund Operating Expenses	1.70%	2.13%	1.27%
Fee Waiver and/or Expense Reimbursement(3)	(0.78)%	(0.46)%	(0.60)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	1.67%	0.67%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)	Management fees have been restated to reflect current fees.
(3)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits, and expense offset arrangements) for the Fund’s Class A Shares exceed 0.92%, for the Fund’s Class C Shares exceed 1.67% and for the Fund’s Institutional Class Shares exceed 0.67% of the Fund’s average daily net assets attributable to the share class. The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that a prior fiscal year’s expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$490	$841	$1,216	$2,266	$490	$841	$1,216	$2,266
Class C Shares	$270	$623	$1,102	$2,316	$170	$623	$1,102	$2,316

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$68	$343	$639	$1,481
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereigns and Quasi- Sovereigns of Emerging Market Countries and EM Supra-Nationals denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Sovereign or Quasi-Sovereign issuers of Emerging Market Countries and EM Supra-Nationals.
Sovereigns are governments of Emerging Market Countries. Quasi-Sovereigns are entities (including a local or regional governmental body) that are 100% guaranteed by a Sovereign or 100% directly or indirectly owned or controlled by a Sovereign. For the avoidance of doubt, a province and a city are classified as Quasi-Sovereigns. EM Supra-Nationals are Supra-National entities issuing debt instruments in a local currency of an Emerging Market Country or providing exposure to an Emerging Market sovereign credit risk. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper- middle-income economy by the World Bank, and any country that is included in an Emerging Market Index.
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. In addition, the Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to such investments will be counted toward satisfaction of the Fund’s 80% investment policy. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions such as currency forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks to invest in a portfolio of fixed-income securities in an effort to limit the Fund’s exposure to interest rate risk. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first six risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•	Limited Operating History Risk: The Fund has a limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
Prior to August 1, 2023, Ashmore Emerging Markets Debt Fund was known as Ashmore Emerging Markets Investment Grade Income Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to August 1, 2023 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s performance to a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Debt Fund % Total Return

The best calendar quarter return during the period shown above was 11.28% in the fourth quarter of 2023; the worst was (9.68)% in the first quarter of 2022.
Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	Since Inception Date of 09/17/20
Institutional Class
Return before taxes	9.03%	-1.50%
Return after taxes on distributions	6.88%	-3.19%
Return after taxes on distributions and sale of Fund shares	5.27%	-1.84%
JP Morgan EMBI GD (reflects no deduction for fees, expenses, or taxes)(1)	11.09%	-2.18%
JP Morgan CEMBI BD Investment Grade (reflects no deduction for fees, expenses, or taxes)	7.57%	-1.72%
Class A
Return before taxes	4.46%	-2.94%
JP Morgan EMBI BD Grade (reflects no deduction for fees, expenses, or taxes)(1)	11.09%	-2.18%
JP Morgan CEMBI BD Investment Grade (reflects no deduction for fees, expenses, or taxes)	7.57%	-1.72%
Class C
Return before taxes	7.05%	-2.42%
JP Morgan EMBI BD Grade (reflects no deduction for fees, expenses, or taxes)(1)	11.09%	-2.18%
JP Morgan CEMBI BD Investment Grade (reflects no deduction for fees, expenses, or taxes)	7.57%	-1.72%

(1)
Effective August 1, 2023, the JP Morgan Emerging Markets Bond Index Global Diversified replaced the JP Morgan CEMBI BD Investment Grade Index as the Fund’s primary benchmark because the JP Morgan Emerging Markets Bond Index Global Diversified is a more appropriate broad-based securities market index representing the universe of securities in which the Fund may invest.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci, Senior Portfolio Manager and Member of the Investment Committee; and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2012; Mr. Assad has participated in the management of the Fund since 2016; and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2010.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is

$5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ashmore Emerging Markets Corporate Income ESG Fund
Investment Objective
The Fund seeks to maximize total return.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell Class A, Class C or Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Funds. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 138 of the Fund’s prospectus or from your financial intermediary. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%	1.00%	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Institutional Class Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	1.03%	1.33%	1.22%

Total Annual Fund Operating Expenses	2.13%	3.18%	2.07%
Fee Waiver and/or Expense Reimbursement(3)	(1.01)%	(1.31)%	(1.20)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.87%	0.87%

(1)
For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.

(2)	Other Expenses are based on estimated amounts for the Fund’s initial fiscal year.
(3)
Ashmore Investment Advisors Limited has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits, and expense offset arrangements) for the Fund’s Class A Shares exceed 1.12%, for the Fund’s Class C Shares exceed 1.87% and for the Fund’s Institutional Class Shares exceed 0.87% of the Fund’s average daily net assets attributable to the share class. The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit, and further that a prior fiscal year’s expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed.

Examples
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class C Shares automatically convert to Class A Shares after eight years. The expense example for Class C Shares for the ten-year period reflects the conversion to Class A Shares. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A Shares	$510	$947	$1,409	$2,687	$510	$947	$1,409	$2,687
Class C Shares	$290	$858	$1,550	$3,150	$190	$858	$1,550	$3,150

					1 year	3 years	5 years	10 years
Institutional Class Shares (whether or not shares are redeemed)					$89	$533	$1,003	$2,304
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers (as defined below), which may be denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy the ESG Criteria (as described below). A Corporate issuer is an issuer located in an Emerging Market Country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. For these purposes, Corporate issuers do not include Sovereigns or governmental agency issuers, but may include corporate or other business entities in which a Sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest (e.g., CITIC, Qatar Telecom). Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and any country that is included in an Emerging Market Index.
The Investment Manager incorporates environmental, social and corporate governance risk considerations into issuer analysis and uses its ESG Scoring Process (as defined below) to help identify what it believes to be high quality companies with strong performance or potential when measured against the ESG Criteria. The Investment Manager looks at the relevant issuer’s sustainability by assessing the strength and enduring nature of an issuer’s competitive advantages, which are supported by long term planning and investment. Issuers that score poorly during the ESG Scoring Process are excluded from the list of potential investments.
The Investment Manager defines and assesses ESG Criteria on the basis of an issuer’s performance against the following metrics:

•
Environment: Global and local impact, greenhouse gas emissions, water and waste management, incidents of environmental pollution, energy management and use of green energy, policies and innovations to limit negative impact.

•
Social: Employee diversity and inclusion, customer welfare, human rights, community relations, labour practices, health and safety, supply chain management, materiality of philanthropy spend, product quality and safety.

•
Governance: Governance structure, transparency and disclosure, representation of minority interests, public listing and reporting, management accessibility, key performance indicators used to design long-term incentive schemes, policies and strategies to mitigate the impact of ESG risks.

ESG Scoring Process means the scoring process of the Investment Manager whereby the Investment Manager issues a score to each issuer, based on their historical and current performance, taking into account the environmental, social or governance risks that an issuer may present and the performance of each issuer against ESG Criteria. Individual ESG criteria will generally be given equal weight. The process relies on information drawn from a range of data sources, including data from third party service providers, which is subject to change.
The Fund seeks to avoid investing in issuers that the Adviser determines have significant involvement (i.e., more than 10% of revenues) in the manufacture, distribution or sale of fossil fuels or tobacco products and in gambling, pornography or defense (including controversial weapons) industries, or other issuers that engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry or sector.
The Fund may invest in debt instruments of all types issued by Corporate issuers, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.
Although the Fund may gain most of its investment exposure to Corporate issuers directly, the Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to one or more Corporate issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts (including contracts related to currencies), and swap agreements (including total return, interest rate and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in any one Emerging Market Country. In addition, the Fund will not invest more than 20% of its net assets in investments denominated in currencies other than the U.S. dollar.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are of below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (“junk bonds”).
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Corporate issuers (as defined above) that the Investment Manager believes satisfy the ESG Criteria (as described above). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines its top-down approach with an analytically driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first nine risks):

•
Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•
ESG Criteria Risk: The ESG Criteria applied by the Fund may cause the Fund to perform differently—positively or negatively—when compared to funds that do not take into account similar characteristics. The application of the ESG Criteria may cause the Fund to sell or avoid stocks that subsequently perform well. There is a risk that the issuers identified by the ESG Criteria may not operate sustainably or within such criteria as expected. Furthermore, different interpretations of what it means for an issuer to be sustainable or to have positive ESG metrics may be applied by market participants;

•
Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•
Bank Loans Risk: The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade;

•
High Yield Risk: Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments;

•
Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•
Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•
Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•	Limited Operating History Risk: The Fund has a limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies;

•
Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

•
Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•
Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•
Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•
Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•
Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•
Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•
Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•
Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•
Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•
Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•
Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas, including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics;

•
Over-the-Counter Risk: Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•
Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•
Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and comparing the Fund’s performance to a broad-based market index. The bar chart and the information immediately below it show only the performance of the Fund’s Institutional Class Shares. Although Class A and Class C Shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class A and Class C performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class Shares of the Fund. The bar chart does not reflect any sales loads applicable to Class A or Class C Shares. The performance shown in the bar chart would be lower if it reflected sales charges applicable to Class A and Class C Shares. You may obtain the Fund’s updated performance information by visiting the website at www.ashmoregroup.com or by calling 866-876-8294. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.
Calendar Year Total Return—Institutional Class
Ashmore Emerging Markets Corporate Income ESG Fund % Total Return

The best calendar quarter return during the period shown above was 5.57% in the fourth quarter of 2022; the worst was (13.62)% in the first quarter of 2022.

Average Annual Total Return
(For the period ended December 31, 2023)

	1-Year	Since Inception Date of 02/26/21
Institutional Class
Return before taxes	3.25%	-9.29%
Return after taxes on distributions	1.09%	-11.32%
Return after taxes on distributions and sale of Fund shares	1.87%	-7.68%
JP Morgan CEMBI BD Investment Grade (reflects no deduction for fees, expenses, or taxes)	9.08%	-1.16%
Class A
Return before taxes	-0.88%	-10.76%
JP Morgan CEMBI BD Investment Grade (reflects no deduction for fees, expenses, or taxes)	9.08%	-1.16%
Class C
Return before taxes	1.30%	-10.17%
JP Morgan CEMBI BD Investment Grade (reflects no deduction for fees, expenses, or taxes)	9.08%	-1.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class Shares only and will vary for Class A and Class C Shares.
Management of the Fund
Investment Manager
Ashmore Investment Advisors Limited (“the Investment Manager”)
Investment Team
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee; Ricardo Xavier, Deputy Chairman of the Investment Committee; Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee; Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee; Cemil Urganci, Senior Portfolio Manager and Member of the Investment Committee; and Fernando Assad, Senior Portfolio Manager and Member of the Investment Committee, are primarily responsible for the day-to-day management of the Fund. Mr. Forrest has participated in the management of the Fund since 2012; Mr. Assad has participated in the management of the Fund since 2016; and Mr. Urganci has participated in the management of the Fund since May 2023. Each of the other members of the Investment Team has participated in the management of the Fund since its inception in 2010.
Purchase and Sale of Fund Shares
The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. You may sell (redeem) shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.
Tax Information
The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENTS AND STRATEGIES OF EACH FUND
This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund (collectively, the “Funds”), including each Fund’s investment objective, principal investments and strategies and principal risks.
Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions.
Pending investment in securities and other investments that meet each Fund’s investment objective and policies, the proceeds of the offering of shares of the Funds, including from large subscriptions, may be invested in high quality, short-term securities, including liquidity and cash management funds, or may remain un-invested temporarily, potentially limiting the Fund’s total return and its ability to achieve its investment objective.
ASHMORE EMERGING MARKETS TOTAL RETURN FUND
Investment Objective
The Fund seeks to maximize total return. The Fund’s investment objective may be changed without a shareholder vote. The “total return” sought by the Fund consists of income, gains and capital appreciation, if any.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign, Quasi-Sovereign and Corporate issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. Sovereigns are governments of Emerging Market Countries (as defined below). For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign. For these purposes, governmental entities include a province, a city and local or regional governmental bodies. A Corporate issuer is any issuer other than a Sovereign or Quasi-Sovereign that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.

The Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including contracts related to currencies, and swap agreements (including total return, interest rate, and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, structured notes and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in issuers in any one Emerging Market Country. The Fund will not invest more than 35% of its net assets in securities of Corporate issuers having their principal place of business in Emerging Market Countries.
The Fund will not invest more than 25% of its net assets in investments denominated in a single currency other than the U.S. dollar or the Euro without seeking to hedge into U.S. dollars the portion of the Fund’s exposure to that currency (i.e., non-U.S. dollar, non-Euro) that exceeds 25% of the Fund’s net assets.
The Fund will normally invest 25% to 75% of its net assets in investments denominated in or providing investment exposure to local currencies of Emerging Market Countries. Any portion of the Fund’s investment exposure to local currencies of Emerging Market Countries that has been hedged into a Hard Currency will not count as currency of an Emerging Market Country for this purpose.
In managing the Fund, the Investment Team employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers of Emerging Market Countries and Emerging Market currency-related derivative instruments. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks) the following:

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Currency Risk

•	Geographic Focus Risk

•	Credit Risk

•	Bank Loans Risk

•	Counterparty and Third Party Risk

•	Currency Management Strategies Risk
•	Derivatives Risk

•	High Yield Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	Issuer Risk

•	Large Shareholder Risk

•	Leverage Risk
•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND
Investment Objective
The Fund seeks to maximize total return. The Fund’s investment objective may be changed without a shareholder vote. The “total return” sought by the Fund consists of income, gains and capital appreciation, if any.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereign and Quasi-Sovereign issuers of Emerging Market Countries that are denominated in the local currency of the issuer. Sovereigns are governments of Emerging Market Countries (as defined below). For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are governmental entities, agencies and other issuers the obligations of which are guaranteed by an emerging market government and issuers otherwise represented in the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified or a similar index as determined by the Investment Manager. For these purposes, governmental entities include a province, a city and local or regional governmental bodies. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund’s investments in debt instruments will generally be limited to those issued by Sovereigns and Quasi-Sovereigns. The Fund may invest in debt instruments of all types and denominated in any currency, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, firm commitment, when-issued and delayed-delivery securities, mortgage-backed and other types of asset-backed securities issued on a public or private basis, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limit in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”). Ordinarily, at least 70% of the securities held by the Fund will be rated by at least one internationally recognized rating agency or issued by a Sovereign or Quasi-Sovereign issuer that itself is rated.
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 7 years.
The Fund is “non-diversified,” which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.”
Although the Fund may gain most of its investment exposure to bonds and other debt instruments by investing directly in them, the Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to bonds and other debt instruments. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts, including relating to currencies, and swap agreements (including total return, interest rate and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.

The Fund will not invest more than 25% of its net assets in any one Emerging Market Country. In addition, the Fund will not invest more than 30% of its net assets in investments denominated in a single non-U.S. currency without seeking to hedge into U.S. dollars the portion of the Fund’s exposure to the non-U.S. currency that exceeds 30% of the Fund’s net assets.
In managing the Fund, the Investment Team employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international), combined with an analytically-driven, bottom-up approach to making purchase and sale decisions. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments denominated in the local currencies of Emerging Market Countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks) the following:

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Currency Risk

•	Geographic Focus Risk

•	Credit Risk

•	Counterparty and Third Party Risk

•	Currency Management Strategies Risk

•	Derivatives Risk
•	High Yield Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	Issuer Non-Diversification Risk

•	Issuer Risk

•	Large Shareholder Risk

•	Leverage Risk
•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Mortgage-Backed and Asset-Backed Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS CORPORATE INCOME FUND
Investment Objective
The Fund seeks to maximize total return. The Fund’s investment objective may be changed without a shareholder vote. The “total return” sought by the Fund consists of income, gains and capital appreciation, if any.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. A Corporate issuer is an issuer located in an Emerging Market Country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. For these purposes, Corporate issuers do not include Sovereigns or governmental agency issuers, but may include corporate or other business entities in which a Sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest (e.g., CITIC, Qatar Telecom). Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types issued by Corporate issuers, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.
Although the Fund may gain most of its investment exposure to Corporate issuers directly, the Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to one or more Corporate issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts (including contracts relating to currencies), and swap agreements (including total return, interest rate and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in any one Emerging Market Country. In addition, the Fund will not invest more than 20% of its net assets in investments denominated in currencies other than the U.S. dollar.

In managing the Fund, the Investment Team employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines its top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in Corporate issuers it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Corporate issuers (as defined above). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks) the following:

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Bank Loans Risk

•	High Yield Risk

•	Geographic Focus Risk

•	Issuer Risk

•	Credit Risk

•	Counterparty and Third Party Risk
•	Currency Management Strategies Risk

•	Currency Risk

•	Derivatives Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	Large Shareholder Risk
•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS SHORT DURATION FUND
Investment Objective
The Fund seeks to maximize total return. The Fund’s investment objective may be changed without a shareholder vote. The “total return” sought by the Fund consists of income, gains and capital appreciation, if any.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration.
Duration is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than bond funds with shorter average portfolio durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Sovereigns are governments of Emerging Market Countries. For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign. For these purposes, governmental entities include a province, a city and local or regional governmental bodies. A Corporate issuer is any issuer other than a Sovereign or a Quasi-Sovereign that is located in an Emerging Market Country or, an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund is “non-diversified,” which means that it may invest a relatively large portion of its assets in a single issuer or a small number of issuers in comparison to a fund that is “diversified.”
The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies.
The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The

Fund may invest in currency-related transactions, such as currency forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 35% of its net assets in any one Emerging Market Country.
In managing the Fund, the Investment Team employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks to invest in a portfolio of short duration fixed-income securities in an effort to limit the Fund’s exposure to interest rate risk. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers of Emerging Market Countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.

Principal Risks
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks) the following:

•	Emerging Markets Risk

•	Foreign Investment Risk

•	High Yield Risk

•	Geographic Focus Risk

•	Currency Risk

•	Issuer Risk

•	Credit Risk

•	Counterparty and Third Party Risk
•	Currency Management Strategies Risk

•	Derivatives Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	Issuer Non-Diversification Risk

•	Large Shareholder Risk
•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND
Investment Objective
The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without a shareholder vote.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. An Emerging Market Issuer is an issuer that is either domiciled in an Emerging Market Country, or an issuer deriving at least 50% of its revenues in or from one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in initial public offerings.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager seeks to identify equity investments within Emerging Markets.
The Fund is managed actively, utilizing a top-down approach, taking into account macro- and micro-economic insights, supplemented by bottom-up research.
Macro-economic insights are based on the Investment Manager’s economic research on Emerging Market Countries. Micro-economic insights are derived from an analysis of aggregate earnings, and country- and industry-specific factors, which include demand/supply, level of competition, regulatory environment and interest rates.
Macro- and micro-economic insights are together used to identify areas within the investable universe that the Investment Manager believes exhibit attractive fundamentals. Within these attractive areas, bottom-up research is conducted to select particular instruments based on anticipated return potential. Bottom-up research includes analysis of businesses, earnings expectations, underlying business assumptions and risks, and takes into account market factors including market positioning and capital flows.

The Fund’s portfolio is constructed from equity securities with what the Investment Manager believes to have attractive risk-adjusted upside potential. The Fund’s active weighting of investments across countries, industries and sectors reflects the Investment Manager’s top-down preferences, which may vary significantly over time. The overall liquidity, volatility and beta of the portfolio are also informed by the Investment Manager’s macro-economic insights. The number of individual securities held in the Fund’s portfolio may vary over time based on the outlook of the portfolio managers, market conditions and other factors, and the Fund is not managed to have a particular number or range of portfolio holdings.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these instruments will be counted toward the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion of the Fund’s cash positions.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks) the following:

•	Equity Securities Risk

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Focused Investment Risk

•	Geographic Focus Risk

•	Convertible Securities Risk

•	Counterparty and Third Party Risk

•	Credit Risk

•	Currency Management Strategies Risk
•	Currency Risk

•	Derivatives Risk

•	Frontier Markets Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	IPO Risk

•	Issuer Risk

•	Large Shareholder Risk
•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND
Investment Objective
The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without a shareholder vote.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities and equity-related investments of Small-Capitalization Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as any issuer included in the MSCI Emerging Market Small Cap Index at the time of purchase, as well as any issuer with a market capitalization that is in the lowest 15% of the market capitalization range of issuers included in the MSCI Emerging Markets Investible Market Index (IMI) at the time of purchase (between $98.60 million and $3.53 billion as of January 1, 2024). An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government, securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements. The Fund may also invest in initial public offerings. Although the Fund focuses on Small-Capitalization securities, it reserves the flexibility to invest a portion of its assets in securities of medium- or large-capitalization issuers.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager uses principally a bottom-up approach to identify particular securities for investment within Emerging Market Countries. The Investment Manager’s investment approach is driven by fundamental value and involves a rigorous, systemic and value-oriented security selection process. The portfolio manager analyzes the universe of available Small-Capitalization Emerging Market equity investments in an attempt to identify issuers that are undervalued relative to their long-term growth prospects. Potential candidates are systematically screened for fundamental value based on a number of factors, such as price to earnings ratio, price to future growth ratio, price to book value ratio, price to cash flow ratio, free cash flow, return on equity, debt to equity ratio, earnings growth, and earnings momentum. Attractive candidates undergo a more rigorous review to assess the issuer’s long-term prospects, including with respect to management strength, market outlook, competitiveness, regulatory changes, restructuring and expansion plans, profitability, financial viability, interest coverage and hidden assets. As part of this process, the Investment Manager conducts visits to various companies in the small-capitalization segment of Emerging Market Countries and utilizes a proprietary database and earnings forecasts to compare applicable industries and issuers. The screening process is designed, in part, to avoid investments deemed by the portfolio manager to have unacceptable risk factors. The portfolio manager also reviews and takes into account overall Fund exposures to particular Emerging Market Countries and sectors in an effort to construct a portfolio that provides adequate diversification and risk controls. Taking into account the results of this screening process, the portfolio manager selects particular investments designed to produce a diversified equity portfolio of Small-Capitalization Emerging Market Issuers.
The Investment Manager may in its sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate is identified.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Small-Capitalization Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks) the following:

•	Small and Mid-Sized Companies Risk

•	Equity Securities Risk

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Focused Investment Risk

•	Geographic Focus Risk

•	Convertible Securities Risk

•	Counterparty and Third Party Risk
•	Credit Risk

•	Currency Management Strategies Risk

•	Currency Risk

•	Derivatives Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	IPO Risk
•	Issuer Risk

•	Large Shareholder Risk

•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND
Investment Objective
The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without a shareholder vote.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market Issuers, which may be denominated in any currency, including the local currency of the issuer. A Frontier Market Issuer is an issuer that is located in a Frontier Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Frontier Market Countries or that has at least 50% of its assets in one or more Frontier Market Countries.
Frontier Market countries are countries that either currently or in the future are represented in widely-recognized indices of frontier market securities or the Investment Manager considers the market to have frontier market characteristics in respect to economic, political or market structure.
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in one or more Frontier Market Countries or regions, particularly in the case of countries that may have restrictions on foreign investment or countries where such investments may represent an efficient method of achieving investment exposure. The Fund’s investments may include securities of companies that are in the process of being privatized by a government, securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets, and unregistered securities issued in private placements.
The Fund may invest in companies of any market capitalization and may also invest in initial public offerings. The Fund’s benchmark index, the MSCI Frontier + Select Emerging Markets Countries Capped Index, is currently concentrated in the commercial banking industry. Although the Fund is not an index fund and does not seek to replicate the performance of its benchmark index, it may concentrate its investments in the commercial banking industry. As of the date of this Prospectus, the Fund’s investments are concentrated in the commercial banking industry.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the portfolio managers of the Investment Manager (the “Portfolio Managers”) use principally a bottom-up approach to identify particular securities for investment within Frontier Market Countries. The Portfolio Managers’ investment approach is driven by fundamental value and involves a rigorous, systemic and value-oriented security selection process. The Portfolio Managers analyze the universe of available Frontier Market equity investments in an attempt to identify issuers that are undervalued relative to their long-term growth prospects. Potential candidates are systematically screened for fundamental value based on a number of factors, such as price to earnings ratio, price to future growth ratio, price to book value ratio, price to cash flow ratio, free cash flow, return on equity, debt to equity ratio, earnings growth, and earnings momentum. Attractive candidates undergo a more rigorous review to assess the issuer’s long-term prospects, including with respect to management strength, market outlook, competitiveness, regulatory changes, restructuring and expansion plans, profitability, financial viability, interest coverage, and hidden assets. As part of this process, the Portfolio Managers conduct visits to various companies in the Frontier Market Countries and utilize a proprietary database and earnings forecasts to compare applicable industries and issuers. The screening process is designed, in part, to avoid investments deemed by the Portfolio Managers to have unacceptable risk factors. The Portfolio Managers also review and take into account overall Fund exposures to particular Frontier Market Countries and sectors in an effort to construct a portfolio that provides a measure of diversification among Frontier Market Countries and sectors. Taking into account the results of this screening process, the Portfolio Managers select particular investments designed to produce a diversified equity portfolio of Frontier Market Issuers.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Frontier Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash positions.
The Portfolio Managers may in their sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to their investment change adversely or when a more attractive candidate is identified.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks) the following:

•	Equity Securities Risk

•	Financial Services Risk

•	Frontier Markets Risk

•	Foreign Investment Risk

•	Focused Investment Risk

•	Banking Industry Risk

•	Geographic Focus Risk

•	Convertible Securities Risk

•	Counterparty and Third Party Risk

•	Credit Risk
•	Currency Management Strategies Risk

•	Currency Risk

•	Derivatives Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	IPO Risk

•	Issuer Risk

•	Large Shareholder Risk
•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS EQUITY FUND
Investment Objective
The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without a shareholder vote.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in companies of any market capitalization.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager utilizes primarily a bottom-up process to identify securities with attractive growth prospects by looking at revenues, profits or historic growth (based on revenue or profit), whilst also overlaying a top-down process to identify further opportunities and risks.
The Investment Manager’s top-down analysis of Emerging Market Countries, as well as companies that are in the process of being privatized by an Emerging Market Country or that are less than 99% directly or indirectly owned by an Emerging Market Country, include the following:

•
Market Factors—including the relative attractiveness of the particular Emerging Market Country in comparison to its historic performance and with the performance of other emerging and world markets on the basis of fundamental values (e.g., price/earnings ratio, price/book value ratio, earnings growth, volatility, dividend yield, and debt/equity ratio).

•	Macro-Economic Factors—including the outlook for currencies, interest rates, commodities, economic growth, inflation, business confidence and scope for private sector initiative.

•	Political Factors—including the stability of the current government and its perceived attitudes towards foreign investment, private sector initiative and development of the capital markets.

•
Market Development—the development of the Emerging Market Country relative to developed markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection.

•
Investment Restrictions—including the level of foreign ownership allowed in the Emerging Market Country, the method of investment allowed (e.g., direct investment or through funds), required holding periods, ability to repatriate earnings and applicable tax regulations.

The Investment Manager uses a systematic, bottom-up process to select particular issuers for investment within each Emerging Market Country based on, among other factors, market valuations, prospective growth prospects, sustainability of competitive advantage, financial condition, asset backing and liquidity. Potential investments are then systematically ranked in accordance with the strength of fundamentals and attractiveness of valuation. The Investment Manager then selects particular issuers in an effort to produce a broad portfolio of investments in Emerging Market Countries.
The Investment Manager monitors each of the Emerging Market Countries in which the Fund has invested or may invest on a continuous basis and makes tactical shifts in the Fund’s portfolio allocation when it sees fit based on new developments and changes in the factors cited above. The Investment Manager may in its sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate in the particular Emerging Market Country is identified.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of non-Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash positions.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, may adversely affect the Fund’s investment performance.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks) the following:

•	Equity Securities Risk

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Financial Services Risk

•	Focused Investment Risk

•	Geographic Focus Risk
•	Convertible Securities Risk

•	Counterparty and Third Party Risk

•	Credit Risk

•	Currency Management Strategies Risk

•	Currency Risk
•	Derivatives Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	IPO Risk

•	Issuer Risk

•	Large Shareholder Risk

•	Leverage Risk

•	Liquidity Risk
•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk
•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS EQUITY ESG FUND
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer, focusing on issuers that the Investment Manager believes satisfy the ESG Criteria (as described below). An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g. the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Investment Manager incorporates environmental, social and corporate governance risk considerations into issuer analysis and uses its ESG Scoring Process (as defined below) to help identify what it believes to be high quality companies with strong performance or potential when measured against the ESG Criteria. The Investment Manager looks at the relevant issuer’s sustainability by assessing the strength and enduring nature of an issuer’s competitive advantages, which are supported by long term planning and investment. Issuers that score poorly during the ESG Scoring Process are excluded from the list of potential investments.
The Investment Manager defines and assesses ESG Criteria on the basis of an issuer’s performance against the following metrics:

•
Environment: Global and local impact, greenhouse gas emissions, water and waste management, incidents of environmental pollution, energy management and use of green energy, policies and innovations to limit negative impact.

•
Social: Employee diversity and inclusion, customer welfare, human rights, community relations, labour practices, health and safety, supply chain management, materiality of philanthropy spend, product quality and safety.

•
Governance: Governance structure, transparency and disclosure, representation of minority interests, public listing and reporting, management accessibility, key performance indicators used to design long-term incentive schemes, policies and strategies to mitigate the impact of ESG risks.

ESG Scoring Process means the scoring process of the Investment Manager whereby the Investment Manager issues a score to each issuer, based on their historical and current performance, taking into account the environmental, social or governance risks that an issuer may present and the performance of each issuer against ESG Criteria. Individual ESG criteria generally will be given equal weight. The process relies on information drawn from a range of data sources, including data from third party service providers, which is subject to change.
The Fund seeks to avoid investing in issuers that the Adviser determines have significant involvement (i.e., more than 10% of revenues) in the manufacture, distribution or sale of fossil fuels or tobacco products and in gambling, pornography or defense (including controversial weapons) industries, or other issuers that engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry or sector.
The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in companies of any market capitalization.
The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
In managing the Fund’s portfolio, the Investment Manager utilizes primarily a bottom-up process to identify securities with attractive growth prospects by looking at revenues, profits or historic growth (based on revenue or profit), whilst also overlaying a top-down process to identify further opportunities and risks.
The Investment Manager’s top-down analysis of Emerging Market Countries, as well as companies that are in the process of being privatized by an Emerging Market Country or that are less than 99% directly or indirectly owned by an Emerging Market Country, include the following:

•
Market Factors—including the relative attractiveness of the particular Emerging Market Country in comparison to its historic performance and with the performance of other emerging and world markets on the basis of fundamental values (e.g., price/earnings ratio, price/book value ratio, earnings growth, volatility, dividend yield, and debt/equity ratio).

•	Macro-Economic Factors—including the outlook for currencies, interest rates, commodities, economic growth, inflation, business confidence and scope for private sector initiative.

•	Political Factors—including the stability of the current government and its perceived attitudes towards foreign investment, private sector initiative and development of the capital markets.

•
Market Development—the development of the Emerging Market Country relative to developed markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection.

•
Investment Restrictions—including the level of foreign ownership allowed in the Emerging Market Country, the method of investment allowed (e.g., direct investment or through funds), required holding periods, ability to repatriate earnings and applicable tax regulations.

The Investment Manager uses a systematic, bottom-up process to select particular issuers for investment within each Emerging Market Country based on, among other factors, ESG Criteria, sustainability factors, market valuations, prospective growth prospects, sustainability of competitive advantage, financial condition, asset backing and liquidity. Sustainability factors include the level and sustainability of returns on capital, the ability to generate strong predictable cash flow, balance sheet figures and skillful management teams that can sustain competitive advantages. Potential investments are then systematically ranked in accordance with the strength of fundamentals and attractiveness of valuation. The Investment Manager then selects particular issuers in an effort to produce a broad portfolio of investments in Emerging Market Countries that satisfy the ESG Criteria.
The Investment Manager monitors each of the Emerging Market Countries in which the Fund has invested or may invest on a continuous basis and makes tactical shifts in the Fund’s portfolio allocation when it sees fit based on new developments and changes in the factors cited above. The Investment Manager may in its sole discretion consider selling a particular security held in the Fund’s portfolio when the factors that led to its investment change adversely or when a more attractive candidate in the particular Emerging Market Country is identified.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of non-Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and other equity-related investments of Emerging Market Issuers that the Investment Manager believes satisfy the ESG Criteria. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash positions.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, may adversely affect the Fund’s investment performance.
The Fund may invest in A Shares of companies based in China that trade on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through Stock Connect. Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.
Principal Risks
The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks) the following:

•	Equity Securities Risk

•	Emerging Markets Risk

•	ESG Criteria Risk

•	Foreign Investment Risk

•	Focused Investment Risk

•	Financial Services Risk

•	Geographic Focus Risk

•	Limited Operating History Risk

•	China Risk

•	Convertible Securities Risk

•	Counterparty and Third Party Risk
•	Credit Risk

•	Currency Management Strategies Risk

•	Currency Risk

•	Derivatives Risk

•	Frontier Markets Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	IPO Risk

•	Issuer Risk
•	Large Shareholder Risk

•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS LOW DURATION FUND
Investment Objective
The Fund seeks to maximize total return.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, Sovereign, Quasi-Sovereign and Corporate issuers of Emerging Market Countries denominated exclusively in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain a weighted average portfolio duration of between 1 and 3 years, and an Investment Grade weighted average credit rating. The Fund has no restrictions on individual security duration.
Investment Grade means a credit rating of BBB- or above from Standard & Poor’s or equivalent rating from Moody’s or Fitch. If an investment is rated by two or more rating agencies, the highest rating will apply. If an investment is not rated at the time of acquisition, the rating of the relevant issuer or the Sovereign shall apply. If an investment is downgraded after the date of acquisition by the Fund then the Investment Manager has discretion as to whether to hold the investment.
Weighted average credit rating for these purposes is determined by reference to the credit quality of eligible instruments, which include rated securities and debt instruments held by the Fund and derivatives where the rating of the underlying instrument can be identified (cash, unrated and unrateable instruments are not included in the calculation). Weights are based on the market value of each eligible instrument divided by the total market value attributable to eligible instruments held by the Fund.
Duration is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than bond funds with shorter average portfolio durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
Sovereigns are governments of Emerging Market Countries. For these purposes, Sovereigns may include EM Supra-Nationals. Quasi-Sovereigns are entities (including a local or regional governmental body) that are 100% guaranteed by a Sovereign or 100% directly or indirectly owned or controlled by a Sovereign. For the avoidance of doubt, a province and a city are classified as Quasi-Sovereigns. A Corporate issuer is any issuer other than a Sovereign or a Quasi-Sovereign that is located in an Emerging Market Country or, an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large capitalization issuers may vary significantly over time.
The Fund’s benchmark index, the JP Morgan CEMBI Investment Grade Broad Diversified (1-3 years) Index, is currently concentrated in the banking industry. Although the Fund is not an index fund and does not seek to replicate the performance of its benchmark index, it may concentrate its investments in the banking industry. As of the date of this Prospectus, the Fund’s investments are concentrated in the banking industry.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest in debt securities that are rated below Investment Grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies.
The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as currency forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
In managing the Fund, the Investment Team employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks to invest in a portfolio of short duration fixed-income securities in an effort to limit the Fund’s exposure to interest rate risk. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments issued by Sovereign, Quasi-Sovereign or Corporate issuers of Emerging Market Countries. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to the investments described above will be counted toward satisfaction of the Fund’s 80% investment policy.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.

Principal Risks
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks) the following:

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Geographic Focus Risk

•	Currency Risk

•	Issuer Risk

•	Credit Risk

•	Limited Operating History Risk

•	Banking Industry Risk

•	Counterparty and Third Party Risk
•	Currency Management Strategies Risk

•	Derivatives Risk

•	Equity Securities Risk

•	Focused Investment Risk

•	High Yield Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk
•	Large Shareholder Risk

•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS DEBT FUND
Investment Objective
The Fund seeks to maximize income, with a secondary objective of long-term capital appreciation.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Sovereigns and Quasi-Sovereigns of Emerging Market Countries and EM Supra-Nationals denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7). The Fund has no restrictions on individual security duration. The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Sovereign or Quasi-Sovereign issuers of Emerging Market Countries and EM Supra-Nationals.
Sovereigns are governments of Emerging Market Countries. Quasi-Sovereigns are entities (including a local or regional governmental body) that are 100% guaranteed by a Sovereign or 100% directly or indirectly owned or controlled by a Sovereign. For the avoidance of doubt, a province and a city are classified as Quasi-Sovereigns. EM Supra-Nationals are Supra-National entities issuing debt instruments in a local currency of an Emerging Market Country or providing exposure to an Emerging Market sovereign credit risk. Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and any country that is included in an Emerging Market Index.
The Fund may invest in debt instruments of all types, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid-and large-capitalization issuers may vary significantly over time.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (i.e., “junk bonds”).
The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. In addition, the Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to such investments will be counted toward satisfaction of the Fund’s 80% investment policy. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts and swap agreements (including total return, interest rate, and credit default swaps), credit-linked notes, structured notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as currency forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants, resulting from debt conversion or restructuring. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
In managing the Fund, the Investment Team employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines this top-down approach with an analytically-driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks to invest in a portfolio of fixed-income securities in an effort to limit the Fund’s exposure to interest rate risk. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in government and Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. This approach utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks) the following:

•	Emerging Markets Risk

•	Foreign Investment Risk

•	Geographic Focus Risk

•	Issuer Risk

•	Credit Risk

•	Limited Operating History Risk

•	Counterparty and Third Party Risk

•	Currency Management Strategies Risk
•	Currency Risk

•	Derivatives Risk

•	Equity Securities Risk

•	High Yield Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	Large Shareholder Risk
•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

ASHMORE EMERGING MARKETS CORPORATE INCOME ESG FUND
Investment Objective
The Fund seeks to maximize total return.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing principally in debt instruments of Corporate issuers (as defined below), which may be denominated principally in Hard Currencies (i.e., the U.S. dollar or any currency of a nation in the G-7), focusing on issuers that the Investment Manager believes satisfy the ESG Criteria (as described below). A Corporate issuer is an issuer located in an Emerging Market Country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. For these purposes, Corporate issuers do not include Sovereigns or governmental agency issuers, but may include corporate or other business entities in which a Sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest (e.g., CITIC, Qatar Telecom). Emerging Market Country means any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and any country that is included in an Emerging Market Index.
The Investment Manager incorporates environmental, social and corporate governance risk considerations into issuer analysis and uses its ESG Scoring Process (as defined below) to help identify what it believes to be high quality companies with strong performance or potential when measured against the ESG Criteria. The Investment Manager looks at the relevant issuer’s sustainability by assessing the strength and enduring nature of an issuer’s competitive advantages, which are supported by long term planning and investment. Issuers that score poorly during the ESG Scoring Process are excluded from the list of potential investments.
The Investment Manager defines and assesses ESG Criteria on the basis of an issuer’s performance against the following metrics:

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Environment: Global and local impact, greenhouse gas emissions, water and waste management, incidents of environmental pollution, energy management and use of green energy, policies and innovations to limit negative impact.

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Social: Employee diversity and inclusion, customer welfare, human rights, community relations, labour practices, health and safety, supply chain management, materiality of philanthropy spend, product quality and safety.

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Governance: Governance structure, transparency and disclosure, representation of minority interests, public listing and reporting, management accessibility, key performance indicators used to design long-term incentive schemes, policies and strategies to mitigate the impact of ESG risks.

ESG Scoring Process means the scoring process of the Investment Manager whereby the Investment Manager issues a score to each issuer, based on their historical and current performance, taking into account the environmental, social or governance risks that an issuer may present and the performance of each issuer against ESG Criteria. Individual ESG criteria generally will be given equal weight. The process relies on information drawn from a range of data sources, including data from third party service providers, which is subject to change.
The Fund seeks to avoid investing in issuers that the Adviser determines have significant involvement (i.e., more than 10% of revenues) in the manufacture, distribution or sale of fossil fuels or tobacco products and in gambling, pornography or defense (including controversial weapons) industries, or other issuers that engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry or sector.
The Fund may invest in debt instruments of all types issued by Corporate issuers, whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating rate or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, trade claims, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in companies of any market capitalization, and its allocations among small-, mid- and large-capitalization issuers may vary significantly over time.

The Fund normally seeks to maintain a weighted average portfolio duration of between 2 and 10 years.
Although the Fund may gain most of its investment exposure to Corporate issuers directly, the Fund may utilize various derivative instruments and related strategies, including exclusively, to gain exposure to one or more Corporate issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts), futures and forward contracts (including contracts related to currencies), and swap agreements (including total return, interest rate and credit default swaps) and other related instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and credit-linked notes as part of its principal investment strategies. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.
The Fund may invest in convertible debt instruments and equity securities related to convertible securities or warrants the Fund holds or has held, as well as acquire and hold equity securities, including warrants. The Fund may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles, if the investment companies invest principally in the types of investments in which the Fund may invest directly. The Fund may also lend its portfolio securities, borrow money for investment and other purposes, and enter into repurchase and reverse repurchase agreement transactions.
The Fund will not invest more than 25% of its net assets in any one Emerging Market Country. In addition, the Fund will not invest more than 20% of its net assets in investments denominated in currencies other than the U.S. dollar.
The Fund may invest in obligations of any credit quality, including obligations that are in default or that are subject to insolvency proceedings. The Fund may invest without limitation in debt securities that are of below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality (“junk bonds”).
The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in bonds and other debt instruments of Corporate issuers (as defined above) that the Investment Manager believes satisfy the ESG Criteria (as described above). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy.
In managing the Fund, the Investment Manager’s fixed income and asset allocation investment committee (the “Investment Committee”), together with the relevant portfolio managers (together with the Investment Committee, the “Investment Team”), employs a largely top-down, active and value-driven investment approach in analyzing emerging markets and currencies. The Fund’s investment approach includes an emphasis on the influence of politics (both local and international). The Investment Team combines its top-down approach with an analytically driven, bottom-up approach to making purchase and sale decisions with respect to individual corporate credits. The Investment Team seeks opportunities in selected emerging markets that it believes may benefit from significant positive changes, such as political and economic reforms, increases in capital inflows and investor confidence, and seeks to invest in issuers in Corporate sectors it expects will benefit from such developments and associated economic development and growth. The Investment Team’s investment process focuses on global and emerging markets fundamentals and considers factors such as liquidity and risk management at the macro level. The Investment Team utilizes the Investment Manager’s broad and current knowledge of important investment areas in various Emerging Market Countries gained, in part, through research, experience, long-standing relationships with reliable local firms and, where appropriate, visits by its investment personnel to countries in their respective regions of responsibility.
In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.
The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the bid/asked spread on purchases and sales of securities, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, may adversely affect the Fund’s investment performance.
Principal Risks
It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks) the following:

•	Emerging Markets Risk

•	ESG Criteria Risk

•	Foreign Investment Risk

•	Bank Loans Risk

•	High Yield Risk

•	Geographic Focus Risk

•	Issuer Risk

•	Credit Risk

•	Limited Operating History Risk
•	Counterparty and Third Party Risk

•	Convertible Securities Risk

•	Currency Management Strategies Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Inflation/Deflation Risk

•	Interest Rate Risk
•	Large Shareholder Risk

•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “SUMMARY OF PRINCIPAL RISKS” following this section for a description of these and other risks of investing in the Fund.

SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The summary section of this Prospectus indicates which of the following risks are considered “principal risks” of each Fund; however, each of the risks described below are applicable to each Fund to some degree. It is possible to lose part or all of your money on an investment in the Funds.

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Banking Industry Risk. Investments in banking industry stocks, as compared to other industries in general, may be considered to be more volatile or riskier due to a number of factors including more extensive government regulation that may reduce profit potential for banks compared to other entities. Financial services institutions are often subject to extensive governmental regulation and, recently, government intervention and the potential for additional regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. The oversight of, and regulations applicable to, companies in the banking industry in frontier and emerging markets may be ineffective and underdeveloped relative to more developed markets. The banking industry is particularly sensitive to changes in economic conditions, such as recessions and fluctuations in interest rates, and the values of banking industry participants will be sensitive to various factors, such as the credit quality of their debtors and counterparties. The credit quality of the debtors and counterparties of banks in frontier and emerging markets may be significantly lower than that of banks in other more developed markets, leading to such banks incurring greater losses than banks in more developed markets. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. Banking industry participants in frontier and emerging markets may have less access to capital and may be significantly less capitalized than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. There is a risk that banking industry participants in frontier and emerging markets may be nationalized or forced to merge, take additional capital, or undergo other corporate actions on terms that are unfavorable to holders of the participant’s stock and/or debt. A number of large financial institutions have failed, merged with stronger institutions or have had significant government infusions of capital. These situations have created, and may continue to create, instability in the financial markets and have caused certain financial companies to incur large losses. Some financial institutions experienced declines in the valuations of their assets and securities or even ceased operations. The impact of recent or future regulation in various countries on any individual bank or on the sector as a whole cannot be predicted. In addition, the banking industry of frontier and emerging markets can be considered riskier than the U.S. banking industry.

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Bank Loans Risk. The Funds may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents; inadequate collateral; the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Funds to directly enforce their rights with respect to participations and illiquidity in the market for the resale of such loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loan, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Funds may not recover their investment or recovery may be delayed. By investing in a loan, the Funds may become a member of the syndicate.

If a loan is acquired through an assignment, the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the borrower and the institution selling the participation.

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Convertible Securities Risk. Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general to a greater degree. See “Equity Securities Risk” below. To the extent the market price of the underlying stock is below the conversion price, the value of the convertible security tends to be influenced more by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

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Counterparty and Third Party Risk. Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument or transaction, or to a third party responsible for servicing the instrument or transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. This is the risk that the issuer, guarantor, counterparty or third party to a particular instrument, investment or transaction becomes unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks.

If a counterparty defaults, a Fund may have contractual remedies, but the Fund may be unable to enforce them. The obligations of counterparties are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If a counterparty defaults, a Fund may have to participate in legal proceedings involving the counterparty. This could increase the Fund’s operating expenses and decrease its net asset value. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required.
The Funds are also subject to counterparty risk to the extent they execute a significant portion of their securities transactions through a single broker, dealer, or counterparty to a derivatives transaction, such as a futures commission merchant. If the broker, dealer or other counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell at favorable times or prices, resulting in losses for the Funds.
Derivatives transactions, especially over-the-counter derivatives, involve significant counterparty risk. Those derivative instruments involving high amounts of counterparty risk, include, among others, swaps (including interest rate swaps, total return swaps and credit default swaps), structured notes, forward currency contracts, and over-the-counter options contracts.
Regulatory changes also may affect counterparty risk. For example, new regulatory requirements may limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

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Credit Risk. A Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of that issuer, or that the issuer will default on its obligations. Credit risk is generally greater for investments issued at less than their face values and which are required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit risk is particularly pronounced for below investment grade securities (also known as “high yield” or “junk” bonds). See “High Yield Risk.”

The obligations of issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If an issuer defaults, a Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund’s operating expenses and decrease its net asset value.
Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although the Investment Manager may in its sole discretion consider credit ratings in making investment decisions, the Investment Manager may, as it deems appropriate to attain the investment objective of the Fund, perform its own investment analysis and may not rely only on ratings assigned by the rating agencies. The Investment Manager’s success in achieving a Fund’s investment objective may depend more on the Investment Manager’s credit analysis when the Fund buys lower quality instruments than when the Fund buys higher quality instruments.
Derivatives transactions, especially over-the-counter derivatives, involve significant credit risk. Those derivative instruments involving high amounts of credit risk, include, among others, swaps (including interest rate swaps, total return swaps and credit default swaps), structured notes, forward currency contracts, and over-the-counter options contracts.

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Currency Management Strategies Risk. Currency management strategies, including forward currency contracts and cross-hedging, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets.

Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. A Fund that may utilize these types of instruments to a significant extent will be especially subject to currency management strategies risk.

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Currency Risk. The Funds’ shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Funds are paid in U.S. dollars. However, a substantial portion of a Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Funds from many of their investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and a Fund’s income available for distribution. The values of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent a Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars or another non-local currency, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on an issuer’s debt obligations.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.
Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of Emerging Market Countries in which a Fund may invest have experienced steady devaluation relative to freely convertible currencies.
The Investment Manager may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency fluctuations by entering into forward, futures and options or other contracts to purchase or sell the currency of denomination of any investment held by a Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which a Fund may invest from time to time. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by a Fund or, if used, that they will be successful.
The Funds may use derivatives to acquire positions in currencies whose value the Investment Manager expects to correlate with the value of currencies the Fund owns, currencies the Investment Manager wants the Fund to own, or currencies the Fund is exposed to through its investments. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on its holdings of a particular currency and also lose money on the derivative. Many of the Funds also take overweighted or underweighted currency positions and/or alter the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their security investments.
Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency risk.

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Derivatives Risk. Investing in derivative instruments may be considered risky and involves correlation, documentation, counterparty, interest rate, leverage, liquidity, market, management, and valuation risks and the risk of losing more than the principal amount invested.

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). A Fund may invest in a variety of derivative instruments for investment or risk management purposes. A Fund may use derivatives to gain exposure to securities markets in which it may invest. A Fund may also use derivatives to add leverage to its portfolio. The values of the derivatives may be highly volatile. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative instruments include, but are not limited to, option contracts (including options on futures contracts), participation notes, futures and forward contracts, swap agreements (including total return, interest rate and credit-default swaps) and short sales. A Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as currency risk, liquidity risk, interest rate risk, issuer risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, small and mid-sized companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions for investment exposure or to reduce exposure to risks when that would be beneficial. A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged. A Fund’s use of derivatives also may affect the character and/or timing of income received and increase the amount of or accelerate taxes payable by shareholders of the Fund.
Many derivative transactions are “over-the-counter” (not entered on an exchange or contract market or held through a clearing house); as a result, the value of such a derivative transaction will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. See “Over-the-Counter Risk.”

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Emerging Markets Risk. Investing in emerging market securities and currencies entails all of the risks of investing in foreign (non-U.S.) investments (see “Foreign Investment Risk”), but to a heightened degree. Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies. Additional risks of emerging market securities may include: greater political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which a Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. Stress testing is one of the measures considered as part of the product design and is used to estimate the potential impact to a Fund’s mark to market performance in a period of market stress. By its nature, these estimates typically rely on judgement and modelling assumptions and given the range of potential outcomes in the future, the actual impact to a Fund’s performance can be significantly greater or smaller. Based on stress testing results, the Fund may incur significant mark to market adverse performance and in extreme circumstances this could result in a total loss of your investment. Because of the risks involved, investment in the Fund is only suitable for investors who have experience of volatile products, understand the risks involved and are able to bear the loss of a substantial portion or even all of the money they invest in the Fund. As a result of these risks investors are strongly advised to seek independent professional advice on the implications of investing in the Fund.

Certain Emerging Market Countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Funds, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of Emerging Market Countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain Emerging Market Countries. Emerging market securities may trade in more limited volume than comparable securities in developed foreign markets.
Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect a Fund’s performance.
Custody services in many Emerging Market Countries remain undeveloped and, although a Fund’s custodian and the Investment Manager will seek to establish control mechanisms, including the selection of sub-custodians, nominees or agents (“Sub-custodians”) to register securities on behalf of a Fund and perform regular checks of entries on relevant securities registers to ensure that the Fund’s interests continue to be recorded, there is a transaction and custody risk of dealing in securities of Emerging Market Countries.

Although a Fund’s custodian will seek to satisfy itself that each Sub-custodian selected to provide for the safe custody or control of a Fund’s investments is fit and proper and that arrangements are in place to safeguard the interests of shareholders of a Fund, under the Fund’s agreement with the custodian, the custodian will only be liable for certain limited acts of the Sub-custodian (e.g., fraud). The Fund may therefore have a potential exposure on the default of any Sub-custodian and, as a result, many of the protections which would normally be provided to an investment fund by a trustee, custodian or Sub-custodian will not be available to a Fund.
It must be appreciated that the Fund will be investing in Emerging Market Countries where the current law and market practice carry fewer safeguards than in more developed markets, including the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of a Fund and that the custodian, the Investment Manager and a Fund’s administrator have assumed no liability for losses resulting from a Fund acting in accordance with such practice.

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Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

A Fund may invest in equity securities of companies that its Investment Manager believes will experience relatively rapid earnings growth (“growth securities”) or that its Investment Manager believes are selling at a price lower than their true value (“value securities”). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the Investment Manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the Investment Manager anticipates.

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ESG Criteria Risk. The ESG Criteria applied by a Fund may cause a Fund to perform differently—positively or negatively—when compared to funds that do not take into account similar characteristics. The application of the ESG Criteria may cause a Fund to sell or avoid stocks that subsequently perform well. There is a risk that the issuers identified by the ESG Criteria may not operate sustainably or within such criteria as expected. Furthermore, different interpretations of what it means for an issuer to be sustainable or to have positive ESG metrics may be applied by market participants. There are no universally agreed upon objective standards for assessing ESG Criteria for companies. ESG Criteria tend to have subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other criteria. ESG Criteria can vary over different periods and can evolve over time. They also may be difficult to apply consistently across regions, countries, industries or sectors. For these reasons, ESG standards may be aspirational and tend to be stated broadly and applied flexibly.

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Financial Services Risk. Investments in issuers in the financial services sector are subject to various risks affecting financial services companies and the financial services sector generally. The values of investments in the financial services sector are particularly sensitive to changes in economic conditions, such as recessions and fluctuations in interest rates. Financial services companies may be exposed to leverage, which could magnify investment losses under adverse market conditions. Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. In some cases, governmental regulation or intervention can affect the capital structure of an issuer in the financial services sector, which can materially and adversely affect the values of existing investments in the issuer. Government regulation or intervention may also limit the types and amounts of loans and other commitments financial services companies make, the types of investments and trading they can engage in on their own behalf and the interest rates and fees they charge, each of which can have a materially adverse effect on the financial condition of an issuer in the financial services sector. The impact of recent or future regulation in various countries on any individual financial institution or on the sector as a whole cannot be predicted. Investments in the financial services sector are also subject to the risk that unexpected market, economic, political, regulatory or other events might lead to a decline in the value of most or all companies in the financial services sector. In addition, the financial services sector of emerging markets can be considered riskier than the U.S. financial services sector.

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Focused Investment Risk. Focusing a Fund’s investments in a small number of issuers, industries or foreign currencies increases risk. A Fund that invests a significant portion of its assets in a relatively small number of issuers, industries or foreign currencies may involve more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

A Fund may be subject to increased risk to the extent it focuses its investments in securities denominated in a particular foreign currency. Similarly, if a Fund focuses its investments in a certain type of issuer, it will be particularly vulnerable to events affecting such type of issuer. Also, a Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.
Furthermore, certain issuers and industries may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

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Foreign Investment Risk. Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding or other taxes, and investing in foreign securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers.

Investing in foreign securities involves a possibility of nationalization or expropriation of assets, confiscatory taxation, embargoes or economic sanctions on a country, sector or issuer, political or financial instability, and diplomatic developments that could affect the value of a Fund’s investments. In particular, sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of such Fund. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States.
Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. The costs of investing in foreign countries are frequently higher than the costs of investing in the United States.
In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the Funds may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries.
Special tax considerations apply to a Fund’s investments in foreign securities. Gross proceeds received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders.
In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions to shareholders.

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Frontier Markets Risk. Investing in frontier market securities and currencies entails all of the risks of investing in foreign (non-U.S.) investments (see “Foreign Investment Risk”), but to a heightened degree. Compared to foreign developed and emerging markets, investing in frontier markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and greater custody risk. Additional risks of emerging market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. In particular, sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of such Fund.

Certain Frontier Market Countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Fund, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of Frontier Market Countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain Frontier Market Countries. Frontier market securities may trade in more limited volume than comparable securities in foreign developed and emerging markets.
Frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the Fund’s performance.
Custody services in many Frontier Market Countries remain undeveloped and, although the Fund’s custodian will seek to establish control mechanisms, including the selection of sub-custodians, nominees or agents (“Sub-custodians”) to register securities on behalf of the Fund and perform regular checks of entries on relevant securities registers to ensure that the Fund’s interests continue to be recorded, there is significant transaction and custody risk in dealing in securities of Frontier Market Countries. Under the Fund’s agreement with the custodian, the custodian will only be liable for certain limited acts of the Sub-custodian (e.g., fraud). The Fund may therefore have a potential exposure on the default of any Sub-custodian.
The laws and market practice of Frontier Market Countries carry fewer safeguards than more developed markets, including, for example, the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the Fund and that the custodian, the Investment Manager and the Fund’s administrator have assumed no liability for losses resulting from the Fund acting in accordance with such practice.

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Geographic Focus Risk. A Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or geographic regions to the extent the Fund focuses its investments in such countries or regions. To the extent that a Fund invests a substantial amount of its assets in a particular country or geographic region it will be subject to higher levels of risk and volatility than other mutual funds that are more geographically diversified because the Fund will generally have heightened exposure to regional economic, political, regulatory or other risks associated with that country or region.

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High Yield Risk. Below investment grade securities and unrated securities of similar credit quality (commonly known as “high yield” securities or “junk bonds”) are subject to greater levels of credit and liquidity risks than higher quality securities, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Below investment grade securities are those that are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s (“S&P”) or Fitch Investor Services, Inc. (“Fitch”) or an equivalent rating agency or that are unrated and judged by the Investment Manager to be of comparable quality. The debt instruments of many foreign governments, including their agencies, sub-divisions and instrumentalities, are below investment grade. This reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and likely to fall. Lower-quality debt instruments usually have a more limited market than higher-quality debt instruments, which may at times make it difficult for a Fund to buy or sell certain debt instruments or to establish their fair value. A default or expected default could also make it difficult for a Fund to sell below investment grade investments at prices approximating the values the Fund had previously placed on them.
During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities may be particularly volatile. Although offering the potential for higher investment returns, high yield securities often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions. High yield securities are also often subject to greater sensitivity to interest rate and economic changes and may present valuation difficulties. The market price of these securities can change suddenly and unexpectedly.
Among the high yield securities in which a Fund may invest are debt instruments of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that information as to the true financial condition of the issuer may frequently be difficult to obtain. The Investment Manager’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

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Inflation/Deflation Risk. The value of a Fund’s investments and the income from its investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Interest Rate Risk. Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. Interest rate risk is the risk that the values of debt securities and other instruments in a Fund’s portfolio will decline because of increases in market interest rates. Given that the Federal Reserve Board may continue, to raise interest rates, a Fund may face a heightened level of interest rate risk.

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. For example, if interest rates risk by one percentage point, the share price of a Fund with an average duration of one year would be expected to fall approximately 1% and the share price of a Fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a Fund with an average duration of one year would be expected to rise approximately 1% and the share price of a Fund with an average duration of five years would be expected to rise by about 5%. Interest rate risk is generally greater for investments with longer durations or maturities as well as for debt obligations that do not pay interest, such as zero coupon and principal-only securities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
During periods of rising interest rates, the average life of certain types of securities (e.g., mortgage-backed securities) may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.
A Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. A Fund may also invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent a Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
Many derivatives transactions, especially interest rate swap agreements, involve significant amounts of interest rate risk.

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Investments in Pooled Vehicles Risk. Investing in another investment company or pooled vehicle, including closed-end funds, trusts, and ETFs, subjects a Fund to that company’s risks. As a shareholder in an investment company or pooled vehicle, a Fund, and indirectly that Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts, investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. A Fund that invests in other investment companies or other pooled vehicles is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected. Investments in certain investment companies or pooled vehicles (e.g., certain hedge or private equity funds), may be illiquid and their values may be extremely volatile, including as a result of the use of investment leverage.

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IPO Risk. Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available only for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Issuer Non-Diversification Risk. Some of the Funds are “non-diversified,” which means they may invest in fewer issuers, and, as a result, they may be subject to greater credit, market, and other risks than “diversified” funds. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers, industries or foreign currencies, and the risks of a single economic, political or regulatory occurrence. Notwithstanding a Fund’s status as “non-diversified”, each Fund intends to qualify as a “regulated investment company” accorded special tax treatment under the Internal Revenue Code of 1986, as amended, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” funds.

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Issuer Risk. The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Large Shareholder Risk. To the extent that shares of a Fund are purchased or held by large shareholders (e.g., institutional investors or other funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests or purchase portfolio securities to invest cash. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to maintain a large cash position, is delayed in investing new cash, or must sell investments (or invest cash) at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carry forwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s ability to use tax equalization.

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Leverage Risk. The use of leverage (i.e., where a Fund’s exposure to securities, assets, or currencies exceeds its net asset value) will increase the volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a risky investment practice and may result in losses to the Fund.

Transactions that involve leverage include reverse repurchase agreements, borrowings, loans of portfolio securities, short sales, when issued, delayed delivery and forward commitment transactions, and derivatives (e.g., swaps, futures, participation notes and forward contracts). A Fund’s ability to enter into such transactions may be impacted in connection with the Fund’s compliance with Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”).
Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations to meet asset segregation requirements. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it avails itself of the right to delay payment on a redemption. In addition, a Fund may manage some of their derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

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Limited Operating History Risk. As of the date of this prospectus, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund have limited operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies. Therefore, investors have limited performance or operating history to evaluate and Fund expenses may be higher than other mutual funds of greater size.

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Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or close out. The Fund’s investments in illiquid securities may reduce the returns of a Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Liquidity risk may also refer to the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Each Fund may invest no more than 15% of its net assets (measured at the time of investment) in illiquid investments. Under Rule 22e-4 under the 1940 Act, “illiquid investments” are defined as those investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments in foreign securities, especially emerging market securities, derivatives (in particular OTC derivatives), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities are more susceptible to loss of value and their prices may decline more than other securities when markets decline generally. The effect of liquidity risk is particularly pronounced when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent a Fund from selling particular securities or closing derivative positions at desirable prices. Illiquid securities may be highly volatile, difficult to value, and more likely to be fair valued than other securities. Legislative, regulatory and other actions taken by the United States Government and governments of other countries to address financial stability and other market or economic issues may significantly alter the liquidity of certain securities markets by causing certain parties, such as banks, that have historically served as market makers or providers of liquidity in certain markets to curtail those activities or withdraw from their market-making or liquidity providing activities altogether. The effects of these changes may be most pronounced during periods of market stress or significant market volatility. These developments may increase the Funds’ transaction costs and may limit the Funds’ ability to sell portfolio positions at or near the prices at which the Funds have valued them recently or to sell their positions timely or at all.

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Management Risk. Because the Funds are actively managed, each Fund’s investment return depends on the ability of the Investment Manager to manage its portfolio successfully. The Fund’s Investment Manager and its Investment Team or Portfolio Manager(s), as applicable, will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. A Fund’s ability to achieve its investment objective depends upon the Investment Manager’s ability to select successfully investments and asset allocations. There is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

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Market Risk. The value of securities and instruments owned by a Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting the economy, securities markets, or certain industries generally, including, for example, a decline in demand, labor or raw material shortages, increased production costs, regulation, or competitive industry conditions. In addition, it may decline due to general market conditions that are not specifically related to a company or industry or geographic area, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of a Fund’s investments. Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. or other significant sovereign issuer would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. For example, the United Kingdom left the European Union on January 31, 2020 (commonly known as “Brexit”). Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom and the European Union agreed to a Trade and Cooperation Agreement which set out the agreement for certain parts of the future relationship between the United Kingdom and the European Union. The Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular, the Trade and Cooperation Agreement does not provide the United Kingdom with the same level of rights or access to all goods and services in the European Union as the United Kingdom previously maintained as a member of the European Union and during the transition period. In particular the Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. Accordingly, uncertainty remains in certain areas as to the future relationship between the United Kingdom and the European Union. From January 1, 2021, European Union laws ceased to apply in the United Kingdom. Many European Union laws were transposed into English law and these transposed laws continue to apply until such time that they are repealed, replaced or amended. The United Kingdom government has enacted legislation that will repeal, replace or otherwise make substantial amendments to the European Union laws that currently apply in the United Kingdom. It is impossible to predict the consequences of these amendments on the Funds and their investments. Such changes could be materially detrimental to investors. Additionally, Brexit could lead to global economic uncertainty and result in volatility in global stock markets, heightened counterparty risk and currency exchange rate fluctuations. This uncertainty may impact opportunities, pricing, availability and cost of bank financing, regulation, values or exit opportunities of companies or assets based, doing business, or having services or other significant relationships in, the United Kingdom or the European Union. Brexit may also create the potential for decreased trade, the possibility of capital outflows from the United Kingdom, devaluation of the pound sterling, the cost of higher corporate bond spreads, and the risk that all the above could negatively impact business and consumer spending as well as foreign direct investment. Any further exits from the EU by other member states, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations would be highly disruptive to economies and markets. Such events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “SUMMARY OF PRINCIPAL RISKS” section will likely increase. Market disruptions, including sudden government interventions, can also prevent a Fund from implementing its investment program for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause a Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis.
Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment and relatively high level of government intervention.
Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations have taken and may in the future take actions that affect the regulation of the instruments in which the Funds invest, the issuers of such instruments, or the counterparties or agents with which the Funds trade, in ways that are unforeseeable or not fully understood or anticipated.
Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.
The Funds are subject to the risk that major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, may affect certain areas of the world, which may be economically sensitive to environmental events. The impact of epidemics and pandemics also could affect the economies of many nations, individual companies and financial markets in ways that cannot necessarily be foreseen. For example, COVID-19, the novel respiratory disease also known as “coronavirus,” which was first detected in China in December 2019, and subsequently spread internationally, resulted in closed borders, enhanced health screenings, healthcare service shortages, quarantines, cancellations, disruptions to supply chains and vendor and customer activity, as well as general concern and uncertainty. COVID-19 negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways and may continue to do so in the future. Health crises caused by the coronavirus pandemic also exacerbated other pre-existing political, social and economic risks. The effects of the pandemic in developing or emerging market countries generally was greater due to less established health care systems. The COVID-19 pandemic resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn. Other epidemics and pandemics that may arise in the future could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in a Fund.
At such times, a Funds’ exposure to the risks described elsewhere in this section, including market risk, liquidity risk, foreign investment risk, emerging markets risk, currency risk, and credit and counterparty risk, will likely increase, perhaps dramatically. Market disruptions can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause the Funds’ derivative counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may limit a counterparty’s ability to satisfy its obligations.

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Mortgage-Backed and Asset-Backed Risk. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be pre-paid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. In addition to interest rate risk, investments in mortgage-backed securities composed of subprime mortgages may be subject to a higher degree of liquidity risk, valuation risk, inflation risk, and credit risk.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell.
A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.
Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans.

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Over-the-Counter Risk. Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk than securities principally traded on securities exchanges. In addition, the prices of such securities may include an undisclosed dealer markup, which a Fund pays as part of the purchase price. There can be no assurance that a Fund will be able to close out an over-the-counter position at an advantageous time or price.

“Over-the-counter” (or “OTC”) derivatives (such as forward foreign currency contracts and swap contracts) involve counterparty risk. A Fund that uses swap contracts is subject, in particular, to the creditworthiness of the contracts’ counterparties because some types of swap contracts have durations longer than six months (and, in some cases, a number of decades). In addition, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. OTC derivatives generally involve greater counterparty risk than exchange-traded derivatives. A Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives.

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Portfolio Turnover Risk. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to the Fund, such as commissions, bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. During periods when a Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.

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Small and Mid-Sized Companies Risk. Micro, small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may be more vulnerable to adverse developments than securities of larger companies, and a Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

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Valuation Risk. Certain securities and instruments may be difficult to value, and to the extent a Fund sells a security or instrument at a price lower than that used to value the security, the Fund’s net asset value will be adversely affected. Pursuant to Rule 2a-5 under the 1940 Act, the Investment Manager has been designated with responsibility for performing fair value determinations for the Funds. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. If a Fund has overvalued securities it holds, a shareholder may end up paying too much for the Fund’s shares. If a Fund underestimates the price of its portfolio securities, a shareholder may not receive the full market value for Fund shares upon redemption. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets. Valuation risks may be particularly severe to the extent that a Fund invests in high yield securities, illiquid securities and derivative instruments because there may be less liquid markets for these instruments or market quotations may not be readily available for them.

PORTFOLIO HOLDINGS
A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the SAI. In addition, the Investment Manager will periodically post information regarding each Fund’s portfolio holdings on the Funds’ website at www.ashmoregroup.com. The Funds’ policies with respect to the disclosure of portfolio holdings information are subject to change without notice.
MANAGEMENT OF THE FUNDS
Board of Trustees
The Board of Trustees of Ashmore Funds, a Massachusetts business trust (the “Trust”), of which each Fund is a separate series, has responsibility for the general oversight of the management of the Funds, including the general supervision of the Investment Manager and the Funds’ other service providers. The Board of Trustees is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the SAI.

Investment Manager
Under the terms of an Investment Management Agreement between the Trust and the Investment Manager with respect to each Fund (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Ashmore Investment Advisors Limited serves as each Fund’s Investment Manager and is responsible for managing, either directly or through others selected by it, the investments of each Fund. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE. As part of its planning for regulatory change and ongoing regulatory compliance in the United Kingdom, the advisory services provided to the Funds were novated from Ashmore Investment Management Limited (“AIML”), the Funds’ former investment adviser, to Ashmore Investment Advisors Limited effective July 18, 2014. AIML and Ashmore Investment Advisors Limited are both wholly owned subsidiaries of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales that is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of December 31, 2023, the Investment Manager had under management assets of approximately $2.0 billion and the Investment Manager and its advisory affiliates that are owned by Ashmore Group had under management assets of approximately $54.0 billion in the aggregate.
A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to each of the Funds is available in the Trust’s report to shareholders for the fiscal period ended April 30, 2023.
Management Fees
During the fiscal year ended October 31, 2023 (except as noted), for the services provided to the Funds under the Investment Management Agreement, each Fund paid the Investment Manager a monthly fee at the following annual rates, stated as a percentage of the Fund’s average daily net assets.

	Contractual Management Fee	Net Management Fee (after waivers and recoupments)
Ashmore Emerging Markets Total Return Fund	1.00%	0.79%

Ashmore Emerging Markets Local Currency Bond Fund	0.75%[1]	0.00%

Ashmore Emerging Markets Corporate Income Fund	0.85%	0.52%

Ashmore Emerging Markets Short Duration Fund	0.65%	0.27%

Ashmore Emerging Markets Active Equity Fund	1.00%	0.41%

Ashmore Emerging Markets Small-Cap Equity Fund	1.25%[2]	0.00%

Ashmore Emerging Markets Frontier Equity Fund	1.25%	0.99%

Ashmore Emerging Markets Equity Fund	1.00%[3]	0.68%

Ashmore Emerging Markets Equity ESG Fund	1.00%[3]	0.00%

Ashmore Emerging Markets Low Duration Fund	0.65%	0.00%

Ashmore Emerging Markets Debt Fund	0.65%[4]	0.09%

Ashmore Emerging Markets Corporate Income ESG Fund	0.85%	0.00%

[1]	Prior to February 28, 2023, the contractual management fee was 0.95% of average daily net assets.
[2]	Prior to February 28, 2023, the contractual management fee was 1.50% of average daily net assets.
[3]	Prior to February 28, 2023, the contractual management fee was 1.15% of average daily net assets.
[4]	Prior to August 1, 2023, the contractual management fee was 0.70% of average daily net assets.
Expense Limitations and Waivers
The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for certain other expenses to the extent that a Fund’s Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, custodial credits, transfer agency credits, expense offset arrangements, and extraordinary expenses, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses) for the Fund’s Class A, Class C and Institutional Class Shares exceed the percentage of the average daily net assets attributable to the particular share class shown below. Under the Expense Limitation Agreement, the Investment Manager may recoup amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed. The contractual expense limitation arrangement is expected to continue until at least February 28, 2025. The arrangement may be terminated by the Trust, subject to approval by the Board of Trustees of the Trust, upon ninety (90) days’ written notice to the Investment Manager. The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees.

	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%

Ashmore Emerging Markets Local Currency Bond Fund	1.02%	1.77%	0.77%

Ashmore Emerging Markets Corporate Income Fund	1.12%	1.87%	0.87%

Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%

Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%

Ashmore Emerging Markets Small-Cap Equity Fund	1.52%	2.27%	1.27%

Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%

Ashmore Emerging Markets Equity Fund	1.27%	2.02%	1.02%

Ashmore Emerging Markets Equity ESG Fund	1.27%	2.02%	1.02%

Ashmore Emerging Markets Low Duration Fund	0.92%	1.67%	0.67%

Ashmore Emerging Markets Debt Fund	0.92%	1.67%	0.67%

Ashmore Emerging Markets Corporate Income ESG Fund	1.12%	1.87%	0.87%
Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund (for purposes of this section, the “Funds”)
Investment Team
The Investment Manager’s Investment Committee, together with the relevant portfolio managers, oversees the management of the Funds and meets formally on at least a weekly basis to review each Fund’s portfolio and markets generally and to determine investment strategy. Investment decisions are made on a collective basis by the Investment Committee together with input from the relevant portfolio managers, rather than by individuals. Investment decisions are implemented on an individual security and investment basis by portfolio management and trading personnel of the Investment Manager. The six individuals named below have oversight of investment decisions for each of the Funds. Each individual’s recent professional experience is also shown. The SAI provides additional information about each individual’s compensation, other accounts he manages and his ownership of securities in the Funds.

Name	Recent Professional Experience
Mark Coombs	Mr. Coombs is the Investment Manager’s Chief Executive Officer and the Chairman of its Investment Committee. Mr. Coombs has been involved in Emerging Markets since joining Grindlays Bank plc in 1983. Following its acquisition by Australia and New Zealand Banking Group Limited (ANZ) Mr. Coombs was appointed Head of Emerging Markets Group for ANZ Merchant Bank Limited in 1988, in 1991 became Head of the International Merchant Banking Division of ANZ Grindlays Bank plc and, in 1997, Head of Markets for ANZ Group. He was appointed to the Board of Emerging Markets Trade Association in 1993 and Co-Chair in 2001. Ashmore was the subject of an MBO from ANZ in 1999 and listed on the London Stock Exchange in 2006. He has been Chairman of the Investment Committee since he established the business within ANZ in 1992 and is responsible for setting the overall investment strategy of funds managed. Mr. Coombs holds an MA (Hons) in Law from Cambridge University. He is currently a Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs, together with the relevant portfolio managers, participates in the security selection process for each of the Funds.

Ricardo Xavier	Mr. Xavier is the Deputy Chairman of the Investment Committee. He joined Ashmore in 2003 and has over 30 years’ experience in Emerging Markets trading, including Local Currency Fixed Income, USD Debt and Equities. Prior to joining Ashmore, he worked for Unibanco in New York, as an Equity Trader focused on Latin America. He also worked for Deutsche Bank and Morgan Grenfell, where he managed a USD 200m Local Currency Fund. He started his career in 1993 at Citibank, based in Sao Paulo, Brazil. Mr. Xavier has a degree in Business Administration, with specialisation in Finance. Mr. Xavier, together with the relevant portfolio managers, participates in the security selection process for Funds which invest in local currency denominated instruments.

Name	Recent Professional Experience

Herbert Saller	Mr. Saller is a Senior Portfolio Manager, Head of External Debt strategy and a Member of the Investment Committee. He joined Ashmore in 2002 from Foreign & Colonial where, for the last four years, he was a portfolio manager for global Emerging Market sovereign and corporate debt. Prior to Foreign & Colonial he spent seven years as a proprietary trader for Hypovereinsbank, Munich where he originally started as a banker in 1985. Mr. Saller holds a degree in business management from Verwaltungs-und Wirtschafts-Akademie, Munich. Mr. Saller holds a degree in business management from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest	Mr. Forrest is a Senior Portfolio Manager, Head of Corporate Debt strategy and a Member of the Investment Committee. He joined Ashmore in 2006 after 13 years at JP Morgan where he was Vice President -Situational Finance, with a focus on credit intensive corporate situations in CEEMEA geographies. Prior to this, he had broad experience across capital markets in origination, structuring, execution, syndication, risk management and credit within loan and high yield markets and in Emerging Markets. Mr. Forest has a BA (Hons) in Russian & French from Oxford University. Mr. Forrest has a BA (Hons) in Russian & French from Oxford University

Cemil Urganci	Mr. Urganci, Senior Portfolio Manager, Head of Local Currency strategy and a Member of the Investment Committee. He joined Ashmore in 2006 after 8 years at HSBC. Mr. Urganci has experience in Emerging Markets trading and market making, including local currency and external debt, interest rate and currency derivatives. He started his career at HSBC Bank AS Istanbul/Turkey in 1997 and worked at HSBC Bank London between 2004 and 2006. Mr. Urganci has a BSc degree in Industrial Engineering from Bogazici University.

Fernando Assad	Mr. Assad, Senior Portfolio Manager, Head of the Multi-Asset and Active Equity strategies and a Member of the Investment Committee. He joined Ashmore in 2007 as an equity portfolio manager after six years at Morgan Stanley where he was a Vice President responsible for management of Emerging Market equities and the launch of the Global Emerging and Convergence Opportunities portfolio within Global Wealth Management in London. Prior to this he worked for SG Asset Management Emerging Markets and worked as an intern in Merrill Lynch Broker Services. Mr. Assad is a CFA Charterholder and has a BA in Economics from the American International University in London.
Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund (for purposes of this section, the “Funds”)
Portfolio Managers
The individuals listed below share primary responsibility for the day-to-day management of the noted Fund.

Fund	Portfolio Manager	Since	Recent Professional Experience
Ashmore Emerging Markets Active Equity Fund	Fernando Assad	November 2016	See above.

Ashmore Emerging Markets Small-Cap Equity Fund	Patrick Cadell	November 2017	Patrick Cadell, Portfolio Manager, joined Ashmore in 2017. Prior to joining the Investment Manager Mr. Cadell gained a 1st Class BSc in Economics from University College London.

	Dhiren Shah	November 2017	Dhiren Shah, Portfolio Manager, Head of the Emerging Markets Equity and Emerging Markets Small Cap strategies, joined Ashmore in 2017. In recent roles, Mr. Shah also had the responsibility as co-head and head of research for the Global Emerging Markets team. He is a CFA charter holder and gained a 1st in Economics from University College London.

Fund	Portfolio Manager	Since	Recent Professional Experience

Ashmore Emerging Markets Frontier Equity Fund	Andy Brudenell	December 2015	Andy Brudenell is the Portfolio Manager of the Investment Manager and Head of Frontier Markets strategies. Prior to joining Ashmore in 2015, he was head of the Global Frontier Equity Strategy, and Lead Portfolio Manager at HSBC Global Asset Management. He has been in the investment industry since 1997 and has 15 years of investing experience in Frontier Markets. Prior to joining HSBC, he worked as a US Fund Manager at Scudder Investments and as an Asia Pacific Equities Analyst and Global Equities Portfolio Manager at Deutsche Asset Management. He holds an MSc from the London School of Economics and is a CFA Charterholder.

Ashmore Emerging Markets Equity Fund	Dhiren Shah	November 2017	See above.

Ashmore Emerging Markets Equity ESG Fund	Dhiren Shah	February 2020	See above.

Ashmore Emerging Markets Equity ESG Fund	Patrick Cadell	February 2021	See above.
Administrator
The Northern Trust Company (“Northern Trust”) serves as the administrator of the Funds. As administrator, Northern Trust manages each Fund’s administrative affairs and other business, including preparing various filings, reports, and contracts on behalf of the Funds, performing certain back office services, and providing the Funds with facilities, equipment and personnel.
Distributor
Ashmore Investment Management (US) Corporation (“AIMUS” or the “Distributor”), located at 475 Fifth Avenue, 15th Floor, New York, New York 10017, is the principal underwriter of shares of the Funds. AIMUS is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. AIMUS is an affiliate of the Investment Manager.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ Investment Manager, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.
This Prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of the Funds. Neither this Prospectus, the SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

HOW THE FUNDS’ SHARES ARE PRICED
The net asset value per share (“NAV”) of a Fund’s Class A, Class C and Institutional Class Shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to the particular share class, less any liabilities, by the total number of shares outstanding of that class. Each Fund’s shares are valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading. Each Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE. The time as of which each Fund calculates its NAV is hereinafter the “NAV Calculation Time.”
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
If a Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NAV Calculation Time, the security will be valued at fair value based on procedures approved by the Board of Trustees. The fair value of investments may be determined based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, among other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Valuation Designee (as defined below) may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NAV Calculation Time. The Valuation Designee (as defined below) may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when you are unable to buy, sell or exchange shares of the Fund.
For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NAV Calculation Time and do not normally take into account trading, clearances or settlements that take place after the NAV Calculation Time. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determination relating to all Fund investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through various committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded.
The Valuation Designee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of an investment. The Valuation Designee may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.
Fair valuation may require subjective determinations about the value of a security or asset. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values would accurately reflect the price that a Fund could obtain for a security or asset if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.
CLASSES OF SHARES
Each Fund offers investors Class A, Class C and Institutional Class Shares. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.
Class A and Class C Shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy Shares—Class A and Class C Shares.” Institutional Class Shares are offered primarily for direct investment by pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals, subject to the satisfaction of investments minimums described below under “How to Buy Shares—Institutional Class.” Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each share class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. Sales charges and sales charge discount programs other than those shown in this section may apply if you purchase your investment in the Funds through certain intermediaries. Different intermediaries may impose different sales loads. It is the responsibility of your financial intermediary to ensure that you obtain the proper sale charge and sales charge discount. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. More extensive information about the Trust’s multi-class arrangements is included in the SAI, which may be obtained free of charge by calling 866-876-8294.
Institutional Class Shares

•
Institutional Class Shares are not subject to an initial sales charge, Rule 12b-1 fees or contingent deferred sales charges (“CDSC”), but are subject to a minimum initial purchase of $1,000,000. See “How to Buy Shares— Institutional Class” below.

•
Institutional Shares may be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Class A Shares

•
You pay an initial sales charge of up to 4.00% with respect to Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund, 5.25% with respect to Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, and Ashmore Emerging Markets Equity ESG Fund, and 2.25% with respect to Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Low Duration Fund when you buy Class A Shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•
You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A Shares. Please see the SAI for details.

•
Class A Shares are subject to lower Rule 12b-1 fees than Class C Shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders, but pay initial sales charges that do not apply to Class C Shares.

•
You normally pay no CDSC when you redeem Class A Shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A Shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A Shares without a sales charge. Please see the SAI for details.

•
Investors who previously held shares of a Fund (other than Class A Shares) that are converted to, or exchanged into, Class A Shares of the same Fund subject to the policies and procedures of the financial intermediary through which such shares are held and provided that such shares are no longer subject to a CDSC may qualify for waivers or reductions of sales charges.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C Shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C Shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

•	Class C Shares are subject to higher Rule 12b-1 fees than Class A Shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.
All Class C shares of a Fund will automatically convert to Class A shares of the same Fund following the eight-year anniversary of purchase. Such conversions are subject to certain limitations as described below under “How to Sell or Exchange Shares—Automatic Conversion of Class C Shares Into Class A Shares.”
The following provides additional information about the sales charges, distribution and servicing fees and other expenses associated with Class A and Class C Shares. Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See “Payments to Financial Intermediaries” in this Prospectus and the SAI for details.
Initial Sales Charges—Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A Shares of the Funds and describes information or records you may need to provide to the Funds’ transfer agent or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A Shares of a Fund is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of a Fund’s Class A Shares (for all Funds except the Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund) or $500,000 or more of Class A Shares (for the Ashmore Emerging Markets

Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund) (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.
All Funds, except Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund and Ashmore Emerging Markets Low Duration Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	4.17%	4.00%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%
Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	5.54%	5.25%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%
Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Low Duration Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000–$499,999	1.01%	1.00%
$500,000 +	0.00%	0.00%
Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more of the Funds, are summarized below and are described in greater detail in the SAI.
Right of Accumulation and Combined Purchase Privilege (Breakpoints)
A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A Shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A Shares of one or more of the series of the Trust into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A Shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A Shares of one or more series of the Trust with the current aggregate net asset value of all Class A, Class C and Institutional Class Shares of any series of the Trust held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i)
an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved;
or

(iii)	an employee benefit plan of a single employer.
For example, the following illustrates the operation of the Right of Accumulation:

•
Example: If a shareholder owned Class C Shares of the Ashmore Emerging Markets Total Return Bond Fund with a current net asset value of $20,000, Class A Shares of the Ashmore Emerging Markets Local Currency Bond Fund with a current net asset value of $40,000 and Class A Shares of the Ashmore Emerging Markets Corporate Income Fund with a current net asset value of $30,000, and the shareholder wished to purchase Class A Shares of the Ashmore Emerging Markets Total Return Fund with a purchase price of $40,000 (including a sales charge), the sales charge for the $40,000 purchase would be at the 3.50% rate applicable to a single $130,000 purchase of Class A Shares of the Ashmore Emerging Markets Total Return Fund, rather than the 4.00% rate that would otherwise apply to a $40,000 purchase. The discount will be applied only to the current purchase (i.e., the $40,000 purchase), not to any previous transaction.

*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent
An investor may also obtain a reduced sales charge on purchases of Class A Shares of the Funds by means of a written Letter of Intent, which expresses an intent to invest not less than $100,000 (or more) within a period of 13 months in Class A Shares of any series of the Trust. The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made subject to the sales charge that would apply to a single purchase of Class A Shares in the total dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Up to the first 4% of the amount indicated in the letter of intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased in the prescribed time period.
Reinstatement Privilege
A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A Shares of any series of the Trust at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. In addition, there is no sales charge on Class A Shares if they are bought with proceeds from the sale of Institutional Class Shares of a Fund or acquired in an exchange of Institutional Class Shares of a Fund for Class A Shares of the same Fund, but only if the purchase is made within 120 calendar days of the sale or distribution. The SAI contains more information regarding this program.
Method of Valuation of Accounts
To determine whether a shareholder qualifies for a reduction in the sales charge on a purchase of Class A Shares of the Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales charge) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.
Sales at Net Asset Value
In addition to the programs summarized above, each Fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; affiliates of the Investment

Manager or the Distributor (and employees of the same); employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A Shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.
Required Shareholder Information and Records
In order for investors in Class A Shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Funds’ transfer agent that the investor qualifies for such a reduction. If the transfer agent is not notified that the investor is eligible for these reductions, the transfer agent will be unable to ensure that the reduction is applied to the investor’s account.
An investor may have to provide certain information or records to his or her financial intermediary or the transfer agent to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds held in:

•	all of the investor’s accounts held directly with the Funds or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
The Trust makes available free of charge, on the Funds’ website at www.ashmoregroup.com, information regarding eliminations of and reductions in sales charges associated with the Funds.
Contingent Deferred Sales Charges (CDSCs)—Class A and Class C Shares
CDSCs on Class A Shares
Unless a waiver applies, investors who purchase $1,000,000 or more of Class A Shares (for all Funds except the Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund) or $500,000 or more of Class A Shares (for the Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund) (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A Shares without an initial sales charge or if you are eligible for a waiver of the CDSC.
CDSCs on Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C Shares within the time periods specified below, you will pay a CDSC according to the following schedule. For investors investing in Class C Shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1.00%
Thereafter	0.00%
How CDSCs are Calculated
For purposes of calculating the CDSC, shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, any applicable CDSC will be based on either your original purchase price or the then current NAV of the shares being redeemed, whichever is lower. To illustrate this, consider shares purchased at an NAV of $10. If a Fund’s NAV at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV at the time of redemption is $8, the CDSC will apply to the $8 NAV. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will first redeem the lot of shares that will incur the lowest CDSC.
Reductions and Waivers of CDSCs
The CDSCs on Class A and Class C Shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the SAI for details, which may be obtained free of charge by calling 866-876-8294.
Distribution and Servicing (12b-1) Plans—Class A and Class C Shares
Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Funds pursuant to Rule 12b‑1 under the 1940 Act.
Class A and Class C Shares each have a separate 12b-1 Plan. Class A Shares pay only servicing fees. Class C Shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A Shares	0.25%	None
Class C Shares	0.25%	0.75%
Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class C Shares of the Funds do not pay initial sales charges, the distribution fees payable on Class C may, over time, cost you more than the initial sales charge imposed on Class A Shares of the Funds.
HOW TO BUY SHARES
This section and “How to Sell or Exchange Shares” below provide basic information about how to buy, sell (redeem) and exchange shares of the Funds. More detailed information about the Trust’s purchase, sale (redemption) and exchange arrangements for shares of the Funds is provided in the SAI, which may be obtained free of charge by calling 866-876-8294. The SAI provides more detailed information about the basic arrangements described below and also describes other special purchase, sale and exchange features offered by the Trust, including: (i) wire transfer procedures, (ii) automatic purchase, exchange and withdrawal programs, (iii) programs that establish a link from your Fund account to your bank account, (iv) special arrangements for tax-qualified retirement plans, (v) investment programs that allow you to reduce or eliminate initial sales charges, and (vi) categories of investors that are eligible for waivers or reductions of initial shares charges and CDSCs. Please note that certain features may not be available for all classes of shares of the Funds.
Class A and Class C Shares
Investors may purchase Class A or Class C Shares of the Funds at the relevant NAV, plus any applicable sales charge for Class A Shares, subject to the following minimum investment amounts:

Minimum Initial Investment	Minimum Subsequent Investments
$1,000	$50
The Trust may lower or waive these minimum investment amounts for certain categories of investors. The Trust currently waives the minimum initial investment amount for (i) qualified retirement plans, (ii) clients of certain advisers or investment programs (e.g., institutional consultants and family offices) where the advisers or program sponsors charge a fixed-fee for their services and are not paid any compensation by the Funds, the Distributor or the Investment Manager for services the adviser or program sponsor provides to its clients, (iii) current and former Trustees of the Trust; and (iv) officers, directors and employees of the Trust, the Investment Manager and the Investment Manager’s affiliates. In order to be eligible to invest in Institutional Class Shares below the above minimums through an advisory or investment program, your adviser or investment program sponsor must have a special arrangement with the Distributor that permits such investments. Please see the SAI for additional details.
Class A and Class C Shares of the Funds are generally available for purchase by all investors, subject to satisfaction of the investment minimums noted above. Class A and Class C Shares may be sold through financial intermediaries, including brokers, dealers, insurance companies, third party administrators and banks (“financial intermediaries”) that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Investors investing in the Funds through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. Class A and Class C Shares are also available for purchase directly from the Trust.
Class A and Class C Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and IRAs. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Fund’s transfer agent for execution.
Each Fund sells its Class A and Class C Shares at their NAV, plus any applicable sales charge for Class A Shares, next determined after receipt of your purchase request in good order (a purchase request is in good order if it meets the requirements set out below and, if applicable, in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund.) In order for you to receive a Fund’s next determined NAV, the Fund or a financial intermediary authorized to receive orders on behalf of the Fund effective as of the time of their receipt (“Authorized Financial Intermediaries”) must receive your order before the NAV Calculation Time. Because intermediaries’ processing times may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Trust and the Distributor reserve the right to reject any request to purchase shares of the Funds.
If you purchase Class A or Class C Shares of the Funds through your broker, dealer or other financial intermediary, the financial intermediary may establish higher minimum investment requirements than the Trust. Financial intermediaries and their designees may also charge investors a fee for effecting transactions in shares of the Funds and additional amounts (which may vary) in return for their services, in addition to any fees the Funds charge. Please consult a representative of your financial intermediary for further information. Shares of the Funds you purchase through your financial intermediary will normally be held in your account with that firm.
Sales charges and sales charge discount programs other than those shown in this section may apply if you purchase your investment in the Funds through certain intermediaries. Different intermediaries may impose different sales loads. Please see “Appendix A—Intermediary-Specific Sales Waivers” for more information regarding sales charges and sales charge discount programs that will apply if you buy or sell shares of the Funds through certain intermediaries. It is the responsibility of your financial intermediary to ensure that you obtain the proper sale charge and sales charge discount.

Purchases by check
To purchase shares by check, you should mail a check (in U.S. dollars) payable to the Fund in which you wish to invest at the address specified below. The Fund’s transfer agent will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Ashmore Funds c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	Ashmore Funds c/o The Northern Trust Company 333 South Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604
For initial purchases, a completed Account Application must accompany your check. An Account Application to purchase Class A or Class C Shares of the Funds may be obtained by calling the Funds’ transfer agent, Northern Trust, at 866‑876‑8294 or going to www.ashmoregroup.com. Additional documentation may be required in accordance with the USA PATRIOT Act.
Orders sent to the transfer agent’s P.O. Box are not deemed “received” until they arrive at the transfer agent’s facility. This may affect the date on which they are processed.
Purchases by bank wire
You may purchase shares by making your initial investment by wire. A completed Account Application, which may be obtained by calling the Funds’ transfer agent, Northern Trust, at 866-876-8294 or by going to www.ashmoregroup.com, must precede your order. Upon receipt of the Account Application, the transfer agent will assign you an account number. The transfer agent will process wire orders received prior to the NAV Calculation Time on each day the NYSE is open for trading. The transfer agent will process wire orders received after that time at the next determined NAV. Please call the transfer agent at 866-876-8294 to give notice that you will send funds by wire and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:
The Northern Trust Company
50 S. LaSalle St.
Chicago, IL 60603
ABA No.: 071000152
Account: 5201694000
Reference: ASH1034FFFAAAAAAA where FFF is the fund # and AAAAAAA is the account #
(ex: ASH10340131234567)
The Funds’ transfer agent will not process your purchase until it receives the wired funds.
Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.
Automatic purchases
After your initial purchase of Class A or Class C Shares, you can make regular additional investments of $50 or more per month or quarter in Class A or Class C Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call 866-876-8294. If you purchase shares through a financial intermediary, your financial intermediary may also provide automatic purchase options. Please contact your financial intermediary for details.
Purchases in kind
Investors may purchase Class A or Class C Shares of a Fund for cash or in exchange for securities, subject to the determination by the Investment Manager in its discretion that the securities are acceptable and that such a transaction is in the best interests of the Fund. (For purposes of determining whether securities will be acceptable, the Investment Manager will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will, under some circumstances, have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) A Fund values securities accepted by the Investment Manager in the same manner as the Fund’s other portfolio securities, as of the time of the next determination of the Fund’s NAV. Although each Fund seeks to determine the market value of securities contributed to the Fund, any valuation that does not reflect market value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone the transfer agent at 866‑876‑8294, their Ashmore client representative, or other financial intermediary.
Other information
The Funds do not issue share certificates. The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.
Institutional Class Shares
Investors may purchase Institutional Class Shares of the Funds at the relevant NAV without a sales charge, subject to the following minimum investment amounts:

Minimum Initial Investment	Minimum Subsequent Investments
$1,000,000	$5,000
The Trust may lower or waive these minimum investment amounts for certain categories of investors. The Trust currently waives the minimum initial investment amount for (i) qualified retirement plans and other employee benefit plans, (ii) 529 plans, (iii) clients of certain fee-based advisers, fee-based investment programs, including wrap fee programs, or other fee-based investment platforms, (iv) group variable annuities, (v) current and former Trustees of the Funds; (vi) officers, directors and employees of the Funds, the Investment Manager and the Investment Manager’s affiliates, and (vii) certain other investors pursuant to procedures adopted by the Board of Trustees. In order to be eligible to invest in Institutional Class Shares below the above minimums through a fee-based adviser, fee-based investment program or fee-based investment platform, your adviser, investment program or investment platform must have a special arrangement with the Distributor that permits such investments. Please see the SAI for additional details.
Institutional Class Shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class Shares may also be offered through certain fund networks and financial intermediaries (“financial intermediaries”) that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.
Institutional Class Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and IRAs. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Fund’s transfer agent for execution.

Each Fund sells its Institutional Class Shares at their NAV next determined after receipt of your purchase request in good order (a purchase request is in good order if it meets the requirements set out below and, if applicable, in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund.) In order for you to receive a Fund’s next determined NAV, the Fund or an Authorized Financial Intermediary must receive your order before the NAV Calculation Time. Because intermediaries’ processing times may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Trust and the Distributor reserve the right to reject any request to purchase shares of the Funds.
Plan administrators, brokers or other financial intermediaries and their designees may charge investors a fee for effecting transactions in shares of the Funds, in addition to any fees the Funds may charge, and may impose other limitations on buying and selling shares. Please consult a representative of your financial intermediary for further information.
Purchases by check
To purchase shares by check, you should mail a check (in U.S. dollars) payable to the Fund in which you wish to invest at the address specified below. The Fund’s transfer agent will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Ashmore Funds c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	Ashmore Funds c/o The Northern Trust Company 333 South Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604
For initial purchases, a completed Account Application must accompany your check. An Account Application to purchase Institutional Class of the Funds may be obtained by calling the Funds’ transfer agent, Northern Trust, at 866-876-8294 or going to www.ashmoregroup.com. Additional documentation may be required in accordance with the USA PATRIOT Act.
Orders sent to the transfer agent’s P.O. Box are not deemed “received” until they arrive at the transfer agent’s facility. This may affect the date on which they are processed.
Purchases by bank wire
You may purchase shares by making your initial investment by wire. A completed Account Application, which may be obtained by calling the Funds’ transfer agent, Northern Trust, at 866-876-8294 or by going to www.ashmoregroup.com, must precede your order. Upon receipt of the Account Application, the transfer agent will assign you an account number. The transfer agent will process wire orders received prior to the NAV Calculation Time on each day the NYSE is open for trading. The transfer agent will process wire orders received after that time at the next determined NAV. Please call the transfer agent at 866-876-8294 to give notice that you will send funds by wire and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:
The Northern Trust Company
50 S. LaSalle St.
Chicago, IL 60603
ABA No.: 071000152
Account: 5201694000
Reference: ASH1034FFFAAAAAAA where FFF is the fund # and AAAAAAA is the account #
(ex: ASH10340131234567)
The Funds’ transfer agent will not process your purchase until it receives the wired funds.
Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Automatic purchases
After your initial purchase of Institutional Class Shares, you can make regular additional investments of $100 or more per month or quarter in Institutional Class Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call 866-876-8294. If you purchase shares through a financial intermediary, your financial intermediary may also provide automatic purchase options. Please contact your financial intermediary for details.
Purchases in kind
Investors may purchase Institutional Class Shares of a Fund for cash or in exchange for securities, subject to the determination by the Investment Manager in its discretion that the securities are acceptable and that such a transaction is in the best interests of the Fund. (For purposes of determining whether securities will be acceptable, the Investment Manager will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for shares of the Fund, the Fund will, under some circumstances, have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) A Fund values securities accepted by the Investment Manager in the same manner as the Fund’s other portfolio securities, as of the time of the next determination of the Fund’s NAV. Although each Fund seeks to determine the market value of securities contributed to the Fund, any valuation that does not reflect market value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone the transfer agent at 866‑876‑8294, their Ashmore client representative, or other financial intermediary.
Other information
The Funds do not issue share certificates. The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.
HOW TO SELL OR EXCHANGE SHARES
When you may redeem or exchange Class A or Class C Shares
You may sell your Class A or Class C Shares back to a Fund or exchange your Class A or Class C Shares of one Fund for shares of the same class of another series of the Trust on any day the NYSE is open through your financial intermediary, by sending a letter of instruction to the Funds, or by calling the Funds’ transfer agent at 866-876-8294. You may also be eligible to exchange your Class A, Class C or Institutional Class Shares of one Fund for Class A or Institutional Class Shares (as applicable) of the same Fund if you (i) have invested in Class A or Class C Shares through a comprehensive or “wrap” fee program or other fee-based program sponsored by a broker-dealer, bank, financial intermediary or registered investment adviser, (ii) you have invested in Class A or Class C Shares and are in the process of transferring shares to such program or (iii) a financial intermediary automatically exchanges Class C for Class A Shares of the same Fund without the imposition of any front-end or contingent deferred sales charges, provided that any such exchange may be made only with respect to shares following the third-year anniversary of their purchase and only where the shares to be exchanged are not then subject to a CDSC (each, an “intra-Fund exchange”). In addition, if you have purchased Class A or Class C Shares as part of an employee benefit plan or employer-sponsored retirement plan, you may be potentially eligible to invest in Institutional Class Shares by reason of your investment in such employee benefit plan or employee sponsored retirement plan. In such event, subject to the discretion of the Distributor and the limitations noted in this Prospectus, you may exchange your Class A or Class C Shares for Institutional Class Shares of equal aggregate value of the same Fund. No sales charges or other charges will apply to any such exchange. Excluding intra-Fund exchanges initiated by a financial intermediary on behalf of a shareholder, an intra-Fund exchange will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving an employee benefit plan or employer-sponsored retirement plan where the Class A or Class C Shares are available. The Distributor may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may or may not reimburse the Distributor for a portion of any CDSC that the Distributor would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by the Distributor to the financial intermediary in connection with the initial sale of the Class A or Class C Shares. You should contact a representative of your financial intermediary to learn more about the details of this intra-Fund exchange feature.
When you sell your Class A or C Shares back to a Fund, you will receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. When you exchange your Class A or Class C Shares for shares of another series of the Trust or for Institutional Class Shares of the same Fund in accordance with the Trust’s exchange privilege, you will not pay any initial sales charges or CDSCs, and, if applicable, the original purchase date(s) for the shares exchanged will carry over to your investment in Class A or Class C Shares of the new series of the Trust for purposes of calculating any CDSC that you may pay upon redemption of such exchanged shares from the new series of the Trust.
Currently, the Funds do not impose any exchange or redemption fees (other than any applicable CDSC). However, the redemption and exchange policies and fees charged by financial intermediaries may be different than those of the Funds. For instance, banks, brokers, dealers and other financial intermediaries may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Class A or Class C Shares. Please consult a representative of your financial intermediary for further information.
For information on how to sell or exchange Class A or Class C Shares that were purchased through your employee benefit plan or employer-sponsored retirement plan, including any restrictions and charges that the plan may impose, please consult your employer or plan administrator.
Brokers, dealers and other financial intermediaries or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.
For taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining a gain or loss, although an intra-Fund exchange generally will not generate a gain or loss for a shareholder for U.S. federal income tax purposes. See “Taxes” in this Prospectus and “Taxes” in the SAI.
A bank, broker, dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $100,000 and any redemption request if the proceeds are to be sent to an address or account other than the address or account on file with the transfer agent. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. The Funds may waive or require a Medallion signature guarantee under certain circumstances at the Funds’ sole discretion. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $100,000 per Ashmore Fund per day.
Each Fund intends to pay redemption proceeds within three business days and in any event within seven days after the request for redemption is received in good order. Each Fund may suspend redemptions or postpone payment for more than seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. If you paid for your Class A or Class C Shares by check, the Funds will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 10 calendar days from the purchase date.
The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.

Automatic Conversion of Class C Shares Into Class A Shares
All Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the eight-year anniversary of purchase. The timing of the conversion for Class C shareholders who purchase and hold their Fund shares through different financial intermediaries may vary following the eight-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. See “Distribution of Trust Shares and Multiple Share Classes—Additional Information About Automatic Conversion of Class C Shares Into Class A Shares” in the Statement of Additional Information for additional detail and certain limitations.
When you may redeem or exchange Institutional Class Shares
You may sell your Institutional Class Shares back to a Fund or exchange your Institutional Class Shares of one Fund for Institutional Class Shares of another series of the Trust on any day the NYSE is open by sending a letter of instruction to the Funds, or by calling the Funds’ transfer agent at 866-876-8294. Institutional Class Shares of a Fund may not be exchanged for Class C Shares of the same Fund.
Currently, the Funds do not impose any exchange or redemption fees on Institutional Class Shares. However, the redemption and exchange policies and fees charged by financial intermediaries may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Institutional Class Shares. Please consult a representative of your financial intermediary for further information.
For information on how to sell or exchange Institutional Class Shares that were purchased through your employee benefit plan or employer-sponsored retirement plan, including any restrictions and charges that the plan may impose, please consult your employer or plan administrator.
Brokers, plan administrators or other agents or intermediaries may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.
For taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining a gain or loss. See “Taxes” in this Prospectus and “Taxes” in the SAI.
A bank, broker, dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request if the proceeds are to be sent to an address or account other than the address or account on file with the transfer agent. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. The Funds may waive or require a Medallion signature guarantee under certain circumstances at the Funds’ sole discretion. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $100,000 per Ashmore Fund per day.
Each Fund intends to pay redemption proceeds within three business days and in any event within seven days after the request for redemption is received in good order. Each Fund may suspend redemptions or postpone payment for more than seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC. If you paid for your Institutional Class Shares by check, the Funds will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 10 calendar days from the purchase date.
The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.
Involuntary redemptions
If, because of your redemptions, an account balance for a Fund falls below a minimum amount set by the Fund (presently $500 for Class A and Class C Shares and $500,000 for Institutional Class Shares), the Trust may choose to redeem the shares in the account and pay you for them, subject to applicable law. A shareholder will receive at least 30 days’ written notice before the Trust redeems such shares, and the shareholder may purchase additional shares to exceed the applicable minimum at any time prior to the end of the notice period to avoid a redemption. Each Fund may also redeem shares in an account if the account holds shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.
Suspension
Each Fund may suspend the right of redemption of the Fund or postpone payment by the Fund during any period when: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of a Fund’s NAV not reasonably practicable.
Redemptions in kind
Each Fund may redeem in kind in accordance with its board-approved procedures applicable to such redemptions in kind, but the Funds do not expect to do so under normal circumstances. In unusual circumstances, as determined by the Investment Manager in its sole discretion (such as stressed market conditions), a Fund may make payment of redemption requests wholly or partly using securities held by the Fund with a current market value equal to the portion of the redemption price being paid in kind. The distributed securities are valued in the same manner as they are valued for purposes of computing the Fund’s net asset value.
In determining whether to effect a redemption in kind, the Fund may consider operational limitations that may prevent the effective transfer of securities in kind, including the set-up of any relevant accounts (international or local), the capability of a shareholder’s relevant custodian, retail accounts that cannot accept securities in kind or omnibus accounts that would limit the account’s ability to distribute the securities to beneficial owners fairly. During times of deteriorating market conditions or market stress, in cases where the Investment Manager believes a Fund’s redemption fee (if any) will not fairly compensate a Fund for transaction costs, or in cases where a significant portion of a Fund’s portfolio is comprised of less-liquid securities, a Fund is more likely to limit cash redemptions and use portfolio securities to pay the redemption price to protect the interest of all Fund shareholders. If a Fund redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to a Fund in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Notwithstanding the above, the Funds will pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Fund.
In general
The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of a Fund. The Funds may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, a Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market conditions. In these situations, the Funds may have to sell Fund holdings that it would otherwise prefer not to sell because, among other reasons, the current price to be received is less than the Fund’s perceived value of the holdings. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
Cost basis reporting
When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short-or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem or exchange those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.
The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Funds at ashmail@ashmoregroup.com or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

DIVIDENDS AND DISTRIBUTIONS
The Funds declare and pay distributions of their net investment income and net realized capital gain with the frequency shown below.

Fund	Net Investment Income	Net Realized Capital Gain
Ashmore Emerging Markets Total Return Fund	Declared Daily and Paid Monthly	Declared and Paid At Least Annually

Ashmore Emerging Markets Local Currency Bond Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

Ashmore Emerging Markets Corporate Income Fund	Declared Daily and Paid Monthly	Declared and Paid At Least Annually

Ashmore Emerging Markets Short Duration Fund	Declared Daily and Paid Monthly	Declared and Paid At Least Annually

Ashmore Emerging Markets Active Equity Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

Ashmore Emerging Markets Small-Cap Equity Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

Ashmore Emerging Markets Frontier Equity Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

Ashmore Emerging Markets Equity Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

Ashmore Emerging Markets Equity ESG Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

Ashmore Emerging Markets Low Duration Fund	Declared Daily and Paid Monthly	Declared and Paid At Least Annually

Ashmore Emerging Markets Debt Fund	Declared Daily and Paid Monthly	Declared and Paid At Least Annually

Ashmore Emerging Markets Corporate Income ESG Fund	Declared Daily and Paid Monthly	Declared and Paid At Least Annually
You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Fund;

•	Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of the same class of the Fund;

•	Reinvest distributions from net investment income in additional shares of the same class of the Fund while receiving capital gain distributions in cash; or

•	Receive all distributions from net investment income and capital gain in cash.
You can change your distribution option by notifying your financial intermediary or The Northern Trust Company, in writing.
If you do not select an option when you open your account, all distributions will be reinvested in additional shares of the same class of the Fund making the distribution.
When you buy Fund shares, your method of payment will determine when distributions begin to accrue. For example, Fund shares purchased through a financial intermediary using the National Securities Clearing Corporation generally begin to earn distributions on the business day the Trust (or the transfer agent) receives payment for those shares. If you purchase Fund shares directly from the Trust by check or wire, those shares generally begin to earn distributions on the first business day following the day you placed your purchase order. Shares sold through a financial intermediary using the National Securities Clearing Corporation generally earn distributions until, but not including, the business day redemption proceeds are processed. Shares sold other than through a financial intermediary generally earn distributions until, but not including, the first business day following the day of redemption.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, shareholders should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds or adversely affect their performance.
The Funds’ investment strategies may make the Funds more susceptible to market timing activities. Because the Funds will invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in high-yield or other securities that are thinly traded and more difficult to value. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.
To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How the Funds’ Shares Are Priced” above for more information.
The Trust and the Distributor each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Distributor, the transaction may adversely affect the interests of a Fund or its shareholders.
The Trust seeks to deter and prevent abusive trading practices, and to reduce the associated risks, through a combination of methods. The Trust’s Board of Trustees has adopted policies and procedures that impose limits on the number of round trip investments (e.g., purchases into and sales out of a Fund) that a Fund shareholder may make in any twelve-month period. The Trust also monitors for trading, even within these limits, that may be harmful to long-term shareholders of a Fund. If the Trust determines in its discretion that a shareholder has engaged in excessive short-term trading, the Trust may bar such shareholder from making further purchases of the Funds’ shares. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances. For the avoidance of doubt, intra-Fund exchanges arranged by financial intermediaries on behalf of their clients, as described above under “How to Sell or Exchange Shares” and in the SAI will not be deemed short-term trading for purposes of any restrictions set forth herein or in the Trust’s compliance manual, including as described in the policies and procedures regarding short-term trading.
Although the Trust and its service providers seek to use methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity and trading activity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds or allow any brokers, retirement plan administrators, program sponsors or other intermediaries to apply their own policies designed to detect abusive trading practices, there can be no assurance of success in this regard.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Some or all of the sales charges, distribution fees and servicing fees on Class A and Class C Shares described under “Classes of Shares” above are paid or “reallowed” to the financial intermediary through which you purchase your shares. With respect to Class C Shares, the financial intermediaries are also paid, at the time of your purchase, a commission equal to 1.00% of your investment in Class C Shares. Please see the SAI for details. A financial intermediary is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.
In addition, for all classes of shares, the Distributor, the Investment Manager and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, granting the Distributor, the Investment Manager or their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.
A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Investment Manager and/or a particular class of shares, possibly during a specified period of time. The Distributor, the Investment Manager and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor or the Investment Manager. The additional payments described above are made at the expense of the Distributor, the Investment Manager and their affiliates. These payments are made to financial intermediaries selected by the Distributor or the Investment Manager, generally to the intermediaries that have sold significant amounts of shares of the Funds or other Ashmore-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the Distributor, the Investment Manager and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.
The Distributor, the Investment Manager and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Funds. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.
Representatives of the Distributor, the Investment Manager or their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial intermediaries that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.
Payments for other services
The Funds may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services. The Distributor, the Investment Manager or any of their affiliates may also, from time to time, make such payments to financial intermediaries out of their own resources and without additional cost to a Fund or its shareholders. These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.
In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The compensation paid by the Funds or by the Distributor, the Investment Manager or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds or the Distributor, the Investment Manager and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.

TAXES
Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund; it does not address any foreign, state, or local tax consequences, and it may not apply to certain types of shareholders such as insurance companies, financial institutions, broker-dealers, retirement plans or foreign shareholders. Each shareholder should consult a tax adviser for more information on the consequences of an investment in a Fund in light of the shareholder’s own tax situation, including possible foreign, U.S. federal, state or local taxes.
Each Fund intends to meet the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to sources of income and diversification of assets necessary to qualify for treatment as a regulated investment company (a “RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. Each Fund also intends to meet certain distribution requirements such that it is not subject to U.S. federal income or excise tax in general. A Fund’s intention to qualify for treatment as a RIC may limit its ability to acquire or continue to hold positions that it would otherwise hold or acquire or may require it to engage in transactions it would not otherwise engage in (resulting in transaction costs), and may therefore negatively affect its return to shareholders.
If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or may be treated as “qualified dividend income” in the case of individual shareholders. A Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions, before requalifying as a RIC that is accorded special tax treatment.
Taxation of Fund Distributions
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Tax rules can alter the Fund’s holding period in securities and thereby affect the tax treatment of gain or loss on such securities. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of the excess of net long-term capital gains over net short-term capital losses, in each case determined by taking into account any loss carryforwards, that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.
Distributions reported by a Fund as “qualified dividend income” are taxable to individuals at the rate that applies to net capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of a Fund, the dividend or distribution is taxable although it is in effect a return of capital to the shareholder. A shareholder can avoid this, if he or she chooses, by investing after the Fund has paid a dividend. Persons investing through tax-advantaged accounts do not need to be concerned about this because distributions made to such accounts generally are not taxable. Persons investing through such an account should consult a tax advisor to determine the suitability of a Fund as an investment through the account and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such an account.

Sale or Exchange of Fund Shares
Any gain resulting from the sale, exchange or redemption of a shareholder’s shares will generally be taxable to the shareholder. Gains resulting from sales of shares held for more than one year generally are includible in a shareholder’s net capital gain and taxed to individuals at reduced rates, while gains resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.
Taxation of Certain Investments
Each Fund’s investments in foreign securities will be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities will generally be decreased. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to shareholders foreign income taxes that it has paid, such that taxable shareholders generally will be entitled to claim a credit or deduction with respect to those foreign taxes. In addition, it is possible that certain of a Fund’s transactions in foreign securities, foreign currencies, or foreign currency derivatives will give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Certain of a Fund’s investment practices, including derivative transactions and hedging activities, as well as a Fund’s investments in certain types of securities, including certain debt obligations issued or purchased at a discount, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause a Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of a Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Further, because the tax treatment of derivative transactions is in some cases uncertain under current law, an adverse determination or future guidance by the U.S. Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level U.S. federal income or excise tax. In addition, a Fund may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of certain of these provisions, prevent disqualification of the Fund as a RIC, or avoid incurring Fund-level tax.
Tax rules are not entirely clear about certain issues relating to investments by a Fund in debt obligations that are in the lowest rating categories, and each Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a RIC. For more information, see the section entitled “Taxes” in the SAI.
Information
Early in each calendar year, a Fund will send its shareholders information setting forth the amount and tax status of any dividends or other distributions paid by the Fund during the previous year. Dividends and other distributions may also be subject to state, local and other taxes.
Backup Withholding
A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder if: (i) the shareholder fails to provide the Fund (or its agent) with a correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that the shareholder is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the shareholder furnishes the required information to the IRS.
Foreign Shareholders
In general and subject to certain limitations described in the SAI, Capital Gain Dividends, short-term capital gain dividends (i.e. distributions of net short-term capital gains in excess of net long-term capital losses) and interest-related dividends (i.e.

distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are generally not subject to withholding. Distributions other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends paid to such a shareholder are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For more information, see the section entitled “Taxes” in the SAI.
THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUNDS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or since inception, if less than five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements, which have been audited by KPMG, an independent registered accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.
ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Total Return Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.32	$6.60	$6.80	$7.54	$7.31

Income (loss) from investment operations:
Net investment income	0.27 [1]	0.32 [1]	0.33 [1]	0.34	0.40
Net realized and unrealized gain (loss)	0.23	(2.30)	(0.20)	(0.74)	0.24

Total from investment operations	0.50	(1.98)	0.13	(0.40)	0.64

Less distributions:
From net investment income	(0.26)	(0.05)	(0.31)	(0.12)	(0.33)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.25)	(0.02)	(0.22)	(0.08)

Total distributions	(0.27)	(0.30)	(0.33)	(0.34)	(0.41)

Net asset value at end of year	$4.55	$4.32	$6.60	$6.80	$7.54

Total return[2]	11.65%	(30.79)%	1.68%	(5.31)%	8.68%

Portfolio turnover rate[3]	56%	32%	54%	67%	49%

Net assets, end of year (in thousands)	$1,446	$1,920	$5,917	$10,377	$11,108

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.48%[4]	1.42%	1.37%[4]	1.42%[4]	1.36%
Expenses after reimbursements	1.28%[4]	1.27%	1.28%[4]	1.32%[4]	1.27%

Net investment income to average net assets:
Net investment income before reimbursements	5.61%[4]	5.50%	4.53%[4]	4.72%[4]	5.16%
Net investment income after reimbursements	5.81%[4]	5.65%	4.62%[4]	4.82%[4]	5.25%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Total Return Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.30	$6.58	$6.78	$7.53	$7.29

Income (loss) from investment operations:
Net investment income	0.24 [1]	0.27 [1]	0.27 [1]	0.30	0.34
Net realized and unrealized gain (loss)	0.24	(2.29)	(0.19)	(0.76)	0.25

Total from investment operations	0.48	(2.02)	0.08	(0.46)	0.59

Less distributions:
From net investment income	(0.23)	(0.04)	(0.26)	(0.11)	(0.28)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.22)	(0.02)	(0.18)	(0.07)

Total distributions	(0.24)	(0.26)	(0.28)	(0.29)	(0.35)

Net asset value at end of year	$4.54	$4.30	$6.58	$6.78	$7.53

Total return[2]	11.14%	(31.39)%	0.93%	(6.09)%	8.02%

Portfolio turnover rate[3]	56%	32%	54%	67%	49%

Net assets, end of year (in thousands)	$815	$1,080	$2,386	$3,905	$5,506

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.24%[5]	2.17%	2.12%[5]	2.17%[5]	2.11%
Expenses after reimbursements	2.03%[5]	2.02%	2.03%[5]	2.06%[5]	2.02%

Net investment income to average net assets:
Net investment income before reimbursements	4.85%[5]	4.74%	3.76%[5]	4.01%[5]	4.41%
Net investment income after reimbursements	5.06%[5]	4.89%	3.85%[5]	4.12%[5]	4.50%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Total Return Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.38	$6.70	$6.90	$7.65	$7.41

Income (loss) from investment operations:
Net investment income	0.29 [1]	0.33 [1]	0.35 [1]	0.36	0.44
Net realized and unrealized gain (loss)	0.24	(2.34)	(0.20)	(0.75)	0.24

Total from investment operations	0.53	(2.01)	0.15	(0.39)	0.68

Less distributions:
From net investment income	(0.28)	(0.05)	(0.33)	(0.13)	(0.35)
From net realized gain	—	—	—	—	—
Tax return of capital	(0.01)	(0.26)	(0.02)	(0.23)	(0.09)

Total distributions	(0.29)	(0.31)	(0.35)	(0.36)	(0.44)

Net asset value at end of year	$4.62	$4.38	$6.70	$6.90	$7.65

Total return[2]	12.06%	(30.74)%	1.94%	(5.09)%	9.04%

Portfolio turnover rate[3]	56%	32%	54%	67%	49%

Net assets, end of year (in thousands)	$450,339	$488,864	$1,216,666	$1,229,181	$1,528,196

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.24%[6]	1.17%	1.12%[6]	1.17%[6]	1.11%
Expenses after reimbursements	1.03%[6]	1.02%	1.03%[6]	1.07%[6]	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	5.84%[6]	5.79%	4.78%[6]	4.99%[6]	5.40%
Net investment income after reimbursements	6.05%[6]	5.94%	4.87%[6]	5.09%[6]	5.49%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]
Ratios include legal expenses of $229, $3,181 and $5,146 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01%, 0.01% and 0.05% excluding these expenses.

[5]
Ratios include legal expenses of $111, $1,113 and $1,990 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01%, 0.01% and 0.04% and Net investment income ratios would have been higher by 0.01%, 0.01% and 0.04% excluding these expenses.

[6]
Ratios include legal expenses of $59,051, $433,533 and $640,665 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2021 and 2020, respectively. Expense ratios would have been lower by 0.01%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.01%, 0.01% and 0.05% excluding these expenses.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Local Currency Bond Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$5.62	$6.92	$6.86	$7.35	$6.53

Income (loss) from investment operations:
Net investment income	0.38 [1]	0.32 [1]	0.28 [1]	0.35 [1]	0.59
Net realized and unrealized gain (loss)	0.30	(1.53)	(0.22)	(0.75)	0.27

Total from investment operations	0.68	(1.21)	0.06	(0.40)	0.86

Less distributions:
From net investment income	(0.18)	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	—	(0.09)	(0.04)

Total distributions	(0.18)	(0.09)	—	(0.09)	(0.04)

Net asset value at end of year	$6.12	$5.62	$6.92	$6.86	$7.35

Total return[2]	12.11%	(17.75)%	0.87%	(5.51)%	13.24%

Portfolio turnover rate[3]	79%	53%	34%	47%	56%

Net assets, end of year (in thousands)	$1,197	$1,248	$1,592	$1,755	$1,933

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.89%	3.10%	2.97%	1.75%	1.55%
Expenses after reimbursements	1.07%	1.22%	1.22%	1.22%	1.22%

Net investment income to average net assets:
Net investment income before reimbursements	4.23%	3.16%	2.11%	4.45%	5.08%
Net investment income after reimbursements	6.05%	5.04%	3.86%	4.98%	5.41%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Local Currency Bond Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$5.44	$6.75	$6.74	$7.27	$6.47

Income (loss) from investment operations:
Net investment income	0.32 [1]	0.30 [1]	0.22 [1]	0.29 [1]	0.34
Net realized and unrealized gain (loss)	0.30	(1.53)	(0.21)	(0.74)	0.47

Total from investment operations	0.62	(1.23)	0.01	(0.45)	0.81

Less distributions:
From net investment income	(0.11)	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.08)	—	(0.08)	(0.01)

Total distributions	(0.11)	(0.08)	—	(0.08)	(0.01)

Net asset value at end of year	$5.95	$5.44	$6.75	$6.74	$7.27

Total return[2]	11.41%	(18.30)%	0.15%	(6.25)%	12.54%

Portfolio turnover rate[3]	79%	53%	34%	47%	56%

Net assets, end of year (in thousands)	$1	$2	$25	$30	$55

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.59%	3.74%	3.75%	2.50%	2.29%
Expenses after reimbursements	1.82%	1.97%	1.97%	1.97%	1.97%

Net investment income to average net assets:
Net investment income before reimbursements	3.52%	2.85%	1.35%	3.77%	4.33%
Net investment income after reimbursements	5.29%	4.62%	3.13%	4.30%	4.65%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$5.90	$7.24	$7.16	$7.66	$6.79

Income (loss) from investment operations:
Net investment income	0.43 [1]	0.35 [1]	0.31 [1]	0.38 [1]	0.65
Net realized and unrealized gain (loss)	0.30	(1.60)	(0.23)	(0.78)	0.27

Total from investment operations	0.73	(1.25)	0.08	(0.40)	0.92

Less distributions:
From net investment income	(0.19)	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	—	(0.10)	(0.05)

Total distributions	(0.19)	(0.09)	—	(0.10)	(0.05)

Net asset value at end of year	$6.44	$5.90	$7.24	$7.16	$7.66

Total return[2]	12.33%	(17.49)%	1.12%	(5.38)%	13.59%

Portfolio turnover rate[3]	79%	53%	34%	47%	56%

Net assets, end of year (in thousands)	$9,108	$4,131	$6,310	$28,257	$42,545

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.57%	2.83%	2.61%	1.50%	1.28%
Expenses after reimbursements	0.82%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.60%	3.43%	2.46%	4.75%	5.31%
Net investment income after reimbursements	6.35%	5.29%	4.10%	5.28%	5.62%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Corporate Income Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.96	$7.53	$7.53	$7.92	$7.87

Income (loss) from investment operations:
Net investment income	0.27	0.40	0.37	0.44	0.52
Net realized and unrealized gain (loss)	0.31	(2.54)	—	(0.39)	0.03

Total from investment operations	0.58	(2.14)	0.37	0.05	0.55

Less distributions:
From net investment income	(0.40)	(0.42)	(0.37)	(0.44)	(0.50)
From net realized gain	—	(0.01)	—	—	(—)[1]
Tax return of capital	—	—	—	(—)[1]	—

Total distributions	(0.40)	(0.43)	(0.37)	(0.44)	(0.50)

Net asset value at end of year	$5.14	$4.96	$7.53	$7.53	$7.92

Total return[2]	11.75%	(29.30)%	4.85%	0.85%	7.37%

Portfolio turnover rate[3]	56%	55%	73%	117%	96%

Net assets, end of year (in thousands)	$3,779	$4,742	$11,153	$11,198	$13,383

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.47%[4]	1.44%[4]	1.55%[4]	1.58%[4]	1.51%
Expenses after reimbursements	1.14%[4]	1.24%[4]	1.43%[4]	1.47%[4]	1.42%

Net investment income to average net assets:
Net investment income before reimbursements	5.40%[4]	6.62%[4]	4.61%[4]	5.76%[4]	6.39%
Net investment income after reimbursements	5.73%[4]	6.82%[4]	4.73%[4]	5.87%[4]	6.48%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Corporate Income Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.95	$7.52	$7.51	$7.91	$7.86

Income (loss) from investment operations:
Net investment income	0.24	0.35	0.31	0.39	0.45
Net realized and unrealized gain (loss)	0.29	(2.53)	0.02	(0.40)	0.04

Total from investment operations	0.53	(2.18)	0.33	(0.01)	0.49

Less distributions:
From net investment income	(0.36)	(0.38)	(0.32)	(0.39)	(0.44)
From net realized gain	—	(0.01)	—	—	(—)[1]
Tax return of capital	—	—	—	(—)[1]	—

Total distributions	(0.36)	(0.39)	(0.32)	(0.39)	(0.44)

Net asset value at end of year	$5.12	$4.95	$7.52	$7.51	$7.91

Total return[2]	10.75%	(29.86)%	4.25%	(0.01)%	6.58%

Portfolio turnover rate[3]	56%	55%	73%	117%	96%

Net assets, end of year (in thousands)	$1,492	$1,782	$5,762	$7,466	$10,745

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.22%[5]	2.20%[5]	2.30%[5]	2.33%[5]	2.26%
Expenses after reimbursements	1.89%[5]	2.01%[5]	2.18%[5]	2.22%[5]	2.17%

Net investment income to average net assets:
Net investment income before reimbursements	4.65%[5]	5.89%[5]	3.88%[5]	5.01%[5]	5.65%
Net investment income after reimbursements	4.98%[5]	6.08%[5]	4.00%[5]	5.12%[5]	5.74%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Corporate Income Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$5.17	$7.85	$7.84	$8.25	$8.20

Income (loss) from investment operations:
Net investment income	0.31	0.45	0.41	0.48	0.55
Net realized and unrealized gain (loss)	0.31	(2.66)	0.01	(0.41)	0.04

Total from investment operations	0.62	(2.21)	0.42	0.07	0.59

Less distributions:
From net investment income	(0.43)	(0.46)	(0.41)	(0.48)	(0.54)
From net realized gain	—	(0.01)	—	—	(—)[1]
Tax return of capital	—	—	—	(—)[1]	—

Total distributions	(0.43)	(0.47)	(0.41)	(0.48)	(0.54)

Net asset value at end of year	$5.36	$5.17	$7.85	$7.84	$8.25

Total return[2]	12.06%	(29.15)%	5.24%	1.04%	7.61%

Portfolio turnover rate[3]	56%	55%	73%	117%	96%

Net assets, end of year (in thousands)	$67,689	$86,347	$277,188	$261,307	$443,880

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.22%[6]	1.20%[6]	1.30%[6]	1.32%[6]	1.26%
Expenses after reimbursements	0.89%[6]	1.01%[6]	1.18%[6]	1.21%[6]	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	5.65%[6]	6.90%[6]	4.86%[6]	6.00%[6]	6.66%
Net investment income after reimbursements	5.98%[6]	7.09%[6]	4.98%[6]	6.11%[6]	6.75%

[1]	Amount is less than $0.005 per share.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]
Ratios include legal expenses of $770, $63, $1,438 and $6,538 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.02%, 0.12%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.02%, 0.07%, 0.01% and 0.05% excluding these expenses.

[5]
Ratios include legal expenses of $298, $79, $756 and $4,394 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.02%, 0.14%, 0.01% and 0.05% and Net investment income ratios would have been higher by 0.02%, 0.07%, 0.01% and 0.05% excluding these expenses.

[6]
Ratios include legal expenses of $13,964, $3,742, $34,379 and $153,663 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.02%, 0.14%, 0.01% and 0.04% and Net investment income ratios would have been higher by 0.02%, 0.07%, 0.01% and 0.04% excluding these expenses.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Short Duration Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.28	$6.80	$7.52	$9.00	$9.78

Income (loss) from investment operations:
Net investment income	0.34 [1]	0.32	0.44	0.46	0.68
Net realized and unrealized gain (loss)	0.57	(2.39)	(0.69)	(1.46)	(0.75)

Total from investment operations	0.91	(2.07)	(0.25)	(1.00)	(0.07)

Less distributions:
From net investment income	(0.41)	(0.34)	(0.47)	(0.48)	(0.68)
From net realized gain	—	(0.11)	—	—	(0.03)
Tax return of capital	—	—	—	—	—

Total distributions	(0.41)	(0.45)	(0.47)	(0.48)	(0.71)

Net asset value at end of year	$4.78	$4.28	$6.80	$7.52	$9.00

Total return[2]	22.36%	(31.54)%	(4.07)%	(11.25)%	(1.22)%

Portfolio turnover rate[3]	49%	41%	32%	80%	53%

Net assets, end of year (in thousands)	$8,499	$2,975	$6,834	$19,865	$110,771

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.37%[4]	1.14%[4]	1.10%[4]	1.13%[4]	1.00%
Expenses after reimbursements	0.99%[4]	0.89%[4]	1.00%[4]	0.99%[4]	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	7.19%[4]	6.06%[4]	6.17%[4]	7.07%[4]	6.74%
Net investment income after reimbursements	7.57%[4]	6.31%[4]	6.27%[4]	7.21%[4]	6.82%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Short Duration Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.09	$6.53	$7.22	$8.66	$9.41

Income (loss) from investment operations:
Net investment income	0.30 [1]	0.29	0.40	0.42	0.58
Net realized and unrealized gain (loss)	0.54	(2.33)	(0.69)	(1.45)	(0.72)

Total from investment operations	0.84	(2.04)	(0.29)	(1.03)	(0.14)

Less distributions:
From net investment income	(0.37)	(0.29)	(0.40)	(0.41)	(0.58)
From net realized gain	—	(0.11)	—	—	(0.03)
Tax return of capital	—	—	—	—	—

Total distributions	(0.37)	(0.40)	(0.40)	(0.41)	(0.61)

Net asset value at end of year	$4.56	$4.09	$6.53	$7.22	$8.66

Total return[2]	21.32%	(32.29)%	(4.56)%	(12.05)%	(1.94)%

Portfolio turnover rate[3]	49%	41%	32%	80%	53%

Net assets, end of year (in thousands)	$171	$291	$1,219	$1,572	$2,342

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.11%[5]	1.91%[5]	1.84%[5]	1.96%[5]	1.75%
Expenses after reimbursements	1.74%[5]	1.66%[5]	1.76%[5]	1.83%[5]	1.67%

Net investment income to average net assets:
Net investment income before reimbursements	6.57%[5]	5.09%[5]	5.36%[5]	5.20%[5]	5.96%
Net investment income after reimbursements	6.94%[5]	5.34%[5]	5.44%[5]	5.33%[5]	6.04%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Short Duration Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$4.20	$6.69	$7.40	$8.83	$9.60

Income (loss) from investment operations:
Net investment income	0.34 [1]	0.37	0.50	0.49	0.69
Net realized and unrealized gain (loss)	0.57	(2.40)	(0.73)	(1.44)	(0.74)

Total from investment operations	0.91	(2.03)	(0.23)	(0.95)	(0.05)

Less distributions:
From net investment income	(0.42)	(0.35)	(0.48)	(0.48)	(0.69)
From net realized gain	—	(0.11)	—	—	(0.03)
Tax return of capital	—	—	—	—	—

Total distributions	(0.42)	(0.46)	(0.48)	(0.48)	(0.72)

Net asset value at end of year	$4.69	$4.20	$6.69	$7.40	$8.83

Total return[2]	22.63%	(31.54)%	(3.75)%	(10.94)%	(1.01)%

Portfolio turnover rate[3]	49%	41%	32%	80%	53%

Net assets, end of year (in thousands)	$51,723	$52,073	$124,954	$441,467	$1,195,492

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.12%[6]	0.90%[6]	0.84%[6]	0.91%[6]	0.75%
Expenses after reimbursements	0.74%[6]	0.65%[6]	0.75%[6]	0.79%[6]	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	7.47%[6]	6.22%[6]	6.38%[6]	6.98%[6]	7.04%
Net investment income after reimbursements	7.85%[6]	6.47%[6]	6.47%[6]	7.10%[6]	7.12%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]
Ratios include legal expenses of $5,360, $(1,101), $10,827 and $37,676 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.07%, higher by 0.03% and lower by 0.08% and 0.07% and Net investment income ratios would have been higher by 0.07%, lower by 0.03% and higher by 0.08% and 0.07% excluding these expenses.

[5]
Ratios include legal expenses of $141, $(46), $1,388 and $2,841 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.07%, higher by 0.01% and lower by 0.09% and 0.16% and Net investment income ratios would have been higher by 0.07%, lower by 0.01% and higher by 0.09% and 0.16% excluding these expenses.

[6]
Ratios include legal expenses of $34,017, $(12,847), $182,441 and $835,457 that are outside of the expense cap under the expense limitation agreement for the years ended October 31, 2023, 2022, 2021 and 2020, respectively. Expense ratios would have been lower by 0.07%, higher by 0.02% and lower by 0.08% and 0.12% and Net investment income ratios would have been higher by 0.07%, lower by 0.02% and higher by 0.08% and 0.12% excluding these expenses.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Active Equity Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$6.11	$12.55	$11.08	$10.46	$10.53

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.08 [1]	0.15	0.11 [1]	0.13
Net realized and unrealized gain (loss)	0.47	(3.26)	1.44	0.56	0.85

Total from investment operations	0.48	(3.18)	1.59	0.67	0.98

Less distributions:
From net investment income	(0.11)	(0.18)	(0.12)	(0.05)	(0.09)
From net realized gain	—	(3.07)	—	—	(0.94)
Tax return of capital	—	(0.01)	—	—	(0.02)

Total distributions	(0.11)	(3.26)	(0.12)	(0.05)	(1.05)

Net asset value at end of year	$6.48	$6.11	$12.55	$11.08	$10.46

Total return[2]	7.68%	(33.53)%	14.23%	6.49%	10.73%

Portfolio turnover rate[3]	189%	264%	206%	228%	153%

Net assets, end of year (in thousands)	$40	$804	$1,611	$1,616	$209

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.69%	1.52%	1.49%	1.55%	1.96%
Expenses after reimbursements	1.27%	1.27%	1.27%	1.27%	1.27%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.25)%	0.68%	0.91%	0.73%	0.55%
Net investment income after reimbursements	0.17%	0.93%	1.13%	1.01%	1.24%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Active Equity Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$5.96	$12.33	$10.90	$10.32	$10.43

Income (loss) from investment operations:
Net investment income	0.01 [1]	0.01 [1]	0.05	— [1,4]	0.07
Net realized and unrealized gain (loss)	0.41	(3.18)	1.42	0.58	0.83

Total from investment operations	0.42	(3.17)	1.47	0.58	0.90

Less distributions:
From net investment income	(0.08)	(0.13)	(0.04)	(—)[4]	(0.05)
From net realized gain	—	(3.07)	—	—	(0.94)
Tax return of capital	—	(—)[4]	—	—	(0.02)

Total distributions	(0.08)	(3.20)	(0.04)	—	(1.01)

Net asset value at end of year	$6.30	$5.96	$12.33	$10.90	$10.32

Total return[2]	6.89%	(34.05)%	13.41%	5.76%	9.88%

Portfolio turnover rate[3]	189%	264%	206%	228%	153%

Net assets, end of year (in thousands)	$1	$1	$2	$2	$12

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.79%	2.30%	2.25%	2.31%	2.71%
Expenses after reimbursements	2.02%	2.02%	2.02%	2.02%	2.02%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.65)%	(0.10)%	0.14%	(0.30)%	(0.17)%
Net investment income (loss) after reimbursements	0.12%	0.18%	0.37%	(0.01)%	0.52%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Active Equity Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$6.16	$12.63	$11.15	$10.51	$10.56

Income (loss) from investment operations:
Net investment income	0.07 [1]	0.09 [1]	0.18	0.10 [1]	0.16
Net realized and unrealized gain (loss)	0.43	(3.28)	1.45	0.60	0.86

Total from investment operations	0.50	(3.19)	1.63	0.70	1.02

Less distributions:
From net investment income	(0.12)	(0.20)	(0.15)	(0.06)	(0.10)
From net realized gain	—	(3.07)	—	—	(0.94)
Tax return of capital	—	(0.01)	—	—	(0.03)

Total distributions	(0.12)	(3.28)	(0.15)	(0.06)	(1.07)

Net asset value at end of year	$6.54	$6.16	$12.63	$11.15	$10.51

Total return[2]	7.95%	(33.40)%	14.50%	6.79%	11.05%

Portfolio turnover rate[3]	189%	264%	206%	228%	153%

Net assets, end of year (in thousands)	$22,849	$75,264	$96,417	$80,474	$20,502

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.61%	1.27%	1.24%	1.29%	1.72%
Expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	0.41%	0.87%	1.15%	0.67%	0.83%
Net investment income after reimbursements	1.00%	1.12%	1.37%	0.94%	1.53%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Amount is less than $0.005 per share.
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Small-Cap Equity Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$10.07	$15.32	$10.99	$8.84	$8.02

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.06 [1]	(0.18)	(0.20)	(0.01)
Net realized and unrealized gain (loss)	0.93	(5.15)	4.51	2.35	0.83

Total from investment operations	0.96	(5.09)	4.33	2.15	0.82

Less distributions:
From net investment income	—	—	—	—	(—)[2]
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.16)	—	—	(—)[2]

Total distributions	—	(0.16)	—	—	—

Net asset value at end of year	$11.03	$10.07	$15.32	$10.99	$8.84

Total return[3]	9.53%	(33.37)%	39.40%	24.32%	10.27%

Portfolio turnover rate[4]	79%	50%	77%	62%	60%

Net assets, end of year (in thousands)	$441	$393	$321	$388	$1,356

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.29%	3.08%	2.75%	2.78%	2.30%
Expenses after reimbursements	1.59%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.41)%	(0.78)%	(1.48)%	(1.74)%	(0.62)%
Net investment income (loss) after reimbursements	0.29%	0.53%	(0.50)%	(0.73)%	(0.09)%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Small-Cap Equity Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$10.36	$15.79	$11.40	$9.22	$8.42

Income (loss) from investment operations:
Net investment loss	(0.09)[1]	(0.06)[1]	(0.32)	(0.34)	(0.38)
Net realized and unrealized gain (loss)	0.99	(5.28)	4.71	2.52	1.18

Total from investment operations	0.90	(5.34)	4.39	2.18	0.80

Less distributions:
From net investment income	—	—	—	—	—
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.09)	—	—	—

Total distributions	—	(0.09)	—	—	—

Net asset value at end of year	$11.26	$10.36	$15.79	$11.40	$9.22

Total return[3]	8.69%	(33.91)%	38.51%	23.64%	9.50%

Portfolio turnover rate[4]	79%	50%	77%	62%	60%

Net assets, end of year (in thousands)	$14	$41	$162	$135	$144

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.96%	3.72%	3.47%	3.91%	3.05%
Expenses after reimbursements	2.34%	2.52%	2.52%	2.52%	2.52%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.35)%	(1.67)%	(2.09)%	(2.70)%	(1.48)%
Net investment loss after reimbursements	(0.73)%	(0.47)%	(1.14)%	(1.31)%	(0.95)%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Small-Cap Equity Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$13.09	$19.82	$14.19	$11.39	$10.32

Income (loss) from investment operations:
Net investment income (loss)	0.08 [1]	0.09 [1]	(0.02)	(0.10)	0.02
Net realized and unrealized gain (loss)	1.21	(6.65)	5.65	2.90	1.06

Total from investment operations	1.29	(6.56)	5.63	2.80	1.08

Less distributions:
From net investment income	—	—	—	—	(0.01)
From net realized gain	—	—	—	—	—
Tax return of capital	—	(0.17)	—	—	(—)[2]

Total distributions	—	(0.17)	—	—	(0.01)

Net asset value at end of year	$14.38	$13.09	$19.82	$14.19	$11.39

Total return[3]	9.85%	(33.21)%	39.68%	24.58%	10.52%

Portfolio turnover rate[4]	79%	50%	77%	62%	60%

Net assets, end of year (in thousands)	$8,043	$6,237	$10,994	$7,419	$26,296

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.03%	2.77%	2.45%	2.56%	2.05%
Expenses after reimbursements	1.34%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.18)%	(0.66)%	(1.02)%	(1.51)%	(0.38)%
Net investment income (loss) after reimbursements	0.51%	0.59%	(0.09)%	(0.47)%	0.15%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[4]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Frontier Equity Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$8.36	$10.13	$7.07	$8.02	$7.66

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08 [1]	0.02 [1]	(0.01)[1]	0.14
Net realized and unrealized gain (loss)	(0.14)	(1.67)	3.10	(0.91)	0.37

Total from investment operations	(0.05)	(1.59)	3.12	(0.92)	0.51

Less distributions:
From net investment income	(0.18)	(0.18)	(0.06)	(0.03)	(0.15)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.18)	(0.18)	(0.06)	(0.03)	(0.15)

Net asset value at end of year	$8.13	$8.36	$10.13	$7.07	$8.02

Total return[2]	(0.72)%	(15.92)%	44.20%	(11.47)%	6.58%

Portfolio turnover rate[3]	94%	95%	87%	108%	93%

Net assets, end of year (in thousands)	$1,597	$3,018	$2,561	$656	$6,985

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.27%	2.24%	2.11%	2.18%	2.12%
Expenses after reimbursements	1.77%	1.77%	1.77%	1.77%	1.77%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	1.57%	0.49%	(0.09)%	(0.59)%	1.61%
Net investment income (loss) after reimbursements	2.07%	0.96%	0.25%	(0.18)%	1.96%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Frontier Equity Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$8.03	$9.75	$6.82	$7.80	$7.47

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.02 [1]	(0.03)[1]	0.01 [1]	0.02
Net realized and unrealized gain (loss)	(0.10)	(1.62)	2.97	(0.96)	0.42

Total from investment operations	(0.12)	(1.60)	2.94	(0.95)	0.44

Less distributions:
From net investment income	(0.13)	(0.12)	(0.01)	(0.03)	(0.11)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.13)	(0.12)	(0.01)	(0.03)	(0.11)

Net asset value at end of year	$7.78	$8.03	$9.75	$6.82	$7.80

Total return[2]	(1.51)%	(16.58)%	43.13%	(12.13)%	5.87%

Portfolio turnover rate[3]	94%	95%	87%	108%	93%

Net assets, end of year (in thousands)	$204	$293	$209	$286	$305

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	3.04%	3.00%	2.89%	3.01%	2.88%
Expenses after reimbursements	2.52%	2.52%	2.52%	2.52%	2.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.77%	(0.21)%	(0.77)%	(0.41)%	0.48%
Net investment income (loss) after reimbursements	1.29%	0.27%	(0.40)%	0.08%	0.84%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Frontier Equity Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$9.73	$11.77	$8.20	$9.32	$8.86

Income (loss) from investment operations:
Net investment income	0.24	0.11 [1]	0.06 [1]	0.09 [1]	0.16
Net realized and unrealized gain (loss)	(0.27)	(1.95)	3.58	(1.13)	0.46

Total from investment operations	(0.03)	(1.84)	3.64	(1.04)	0.62

Less distributions:
From net investment income	(0.20)	(0.20)	(0.07)	(0.08)	(0.16)
From net realized gain	—	—	—	—	—
Tax return of capital	—	—	—	—	—

Total distributions	(0.20)	(0.20)	(0.07)	(0.08)	(0.16)

Net asset value at end of year	$9.50	$9.73	$11.77	$8.20	$9.32

Total return[2]	(0.42)%	(15.78)%	44.50%	(11.17)%	6.97%

Portfolio turnover rate[3]	94%	95%	87%	108%	93%

Net assets, end of year (in thousands)	$61,026	$69,320	$77,540	$53,053	$81,047

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.03%	1.98%	1.88%	2.00%	1.88%
Expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income to average net assets:
Net investment income before reimbursements	1.73%	0.64%	0.23%	0.58%	1.39%
Net investment income after reimbursements	2.24%	1.10%	0.59%	1.06%	1.75%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Equity Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$8.29	$16.77	$13.08	$11.18	$9.38

Income (loss) from investment operations:
Net investment income (loss)	0.10 [1]	0.13	(0.06)[1]	0.08	0.05
Net realized and unrealized gain (loss)	1.01	(5.67)	4.07	1.84	1.97

Total from investment operations	1.11	(5.54)	4.01	1.92	2.02

Less distributions:
From net investment income	(0.12)	(0.09)	(0.10)	(0.02)	(0.22)
From net realized gain	—	(2.83)	(0.22)	—	—
Tax return of capital	—	(0.02)	—	—	—

Total distributions	(0.12)	(2.94)	(0.32)	(0.02)	(0.22)

Net asset value at end of year	$9.28	$8.29	$16.77	$13.08	$11.18

Total return[2]	13.26%	(39.01)%	30.92%	17.21%	21.66%

Portfolio turnover rate[3]	79%	85%	77%	76%	76%

Net assets, end of year (in thousands)	$4,469	$3,081	$3,872	$1,394	$641

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.69%	1.65%	1.56%	1.81%	1.91%
Expenses after reimbursements	1.32%	1.42%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.59%	0.75%	(0.48)%	(0.42)%	(0.01)%
Net investment income (loss) after reimbursements	0.96%	0.98%	(0.34)%	(0.03)%	0.48%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Equity Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$7.70	$15.80	$12.39	$10.64	$8.96

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.02	(0.16)[1]	(0.10)	(0.04)
Net realized and unrealized gain (loss)	0.93	(5.25)	3.86	1.85	1.91

Total from investment operations	0.96	(5.23)	3.70	1.75	1.87

Less distributions:
From net investment income	(0.05)	(0.03)	(0.07)	—	(0.19)
From net realized gain	—	(2.83)	(0.22)	—	—
Tax return of capital	—	(0.01)	—	—	—

Total distributions	(0.05)	(2.87)	(0.29)	—	(0.19)

Net asset value at end of year	$8.61	$7.70	$15.80	$12.39	$10.64

Total return[2]	12.45%	(39.46)%	30.13%	16.45%	20.89%

Portfolio turnover rate[3]	79%	85%	77%	76%	76%

Net assets, end of year (in thousands)	$70	$105	$107	$2	$1

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	2.45%	2.42%	2.29%	2.49%	2.66%
Expenses after reimbursements	2.07%	2.17%	2.17%	2.17%	2.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(0.09)%	0.12%	(1.11)%	(1.22)%	(0.95)%
Net investment income (loss) after reimbursements	0.29%	0.37%	(0.99)%	(0.90)%	(0.46)%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Equity Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
Net asset value at beginning of year	$7.97	$16.23	$12.65	$10.81	$9.06

Income (loss) from investment operations:
Net investment income (loss)	0.12 [1]	0.17	(0.02)[1]	0.11	0.06
Net realized and unrealized gain (loss)	0.98	(5.47)	3.92	1.77	1.93

Total from investment operations	1.10	(5.30)	3.90	1.88	1.99

Less distributions:
From net investment income	(0.14)	(0.11)	(0.10)	(0.04)	(0.24)
From net realized gain	—	(2.83)	(0.22)	—	—
Tax return of capital	—	(0.02)	—	—	—

Total distributions	(0.14)	(2.96)	(0.32)	(0.04)	(0.24)

Net asset value at end of year	$8.93	$7.97	$16.23	$12.65	$10.81

Total return[2]	13.65%	(38.85)%	31.24%	17.41%	22.05%

Portfolio turnover rate[3]	79%	85%	77%	76%	76%

Net assets, end of year (in thousands)	$88,044	$90,921	$116,727	$82,385	$35,011

Ratios to average net assets:
Total expenses to average net assets:
Expenses before reimbursements	1.44%	1.41%	1.32%	1.56%	1.66%
Expenses after reimbursements	1.07%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.84%	1.10%	(0.26)%	(0.22)%	0.09%
Net investment income (loss) after reimbursements	1.21%	1.34%	(0.11)%	0.17%	0.58%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the year, excluding the impact of sales charges.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Equity ESG Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$7.61	$14.91	$12.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	(0.09)	(0.01)
Net realized and unrealized gain (loss)	1.06	(5.27)	3.04	2.06

Total from investment operations	1.09	(5.26)	2.95	2.05

Less distributions:
From net investment income	(0.06)	—	(0.09)	—
From net realized gain	—	(2.03)	—	—
Tax return of capital	—	(0.01)	—	—

Total distributions	(0.06)	(2.04)	(0.09)	—

Net asset value at end of period	$8.64	$7.61	$14.91	$12.05

Total return[2]	14.21%	(40.26)%	24.50%	20.50%

Portfolio turnover rate[3]	51%	49%	55%	45%

Net assets, end of period (in thousands)	$1	$1	$2	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.49%	2.49%	2.39%	4.16%
Expenses after reimbursements	1.32%	1.42%	1.42%	1.42%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.95)%	(1.12)%	(1.56)%	(2.89)%
Net investment income (loss) after reimbursements	0.22%	(0.05)%	(0.59)%	(0.15)%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Equity ESG Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$7.47	$14.77	$12.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)	(0.20)	(0.06)
Net realized and unrealized gain (loss)	1.05	(5.23)	3.05	2.06

Total from investment operations	1.00	(5.27)	2.85	2.00

Less distributions:
From net investment income	(0.02)	—	(0.08)	—
From net realized gain	—	(2.03)	—	—
Tax return of capital	—	—	—	—

Total distributions	(0.02)	(2.03)	(0.08)	—

Net asset value at end of period	$8.45	$7.47	$14.77	$12.00

Total return[2]	13.32%	(40.76)%	23.81%	20.00%

Portfolio turnover rate[3]	51%	49%	55%	45%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.22%	3.22%	3.14%	4.77%
Expenses after reimbursements	2.07%	2.17%	2.17%	2.17%

Net investment loss to average net assets:
Net investment loss before reimbursements	(1.70)%	(1.85)%	(2.32)%	(3.50)%
Net investment loss after reimbursements	(0.55)%	(0.80)%	(1.35)%	(0.90)%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Equity ESG Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$7.65	$14.96	$12.06	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	(0.05)	0.01
Net realized and unrealized gain (loss)	1.06	(5.29)	3.04	2.05

Total from investment operations	1.11	(5.26)	2.99	2.06

Less distributions:
From net investment income	(0.07)	—	(0.09)	(—)[5]
From net realized gain	—	(2.03)	—	—
Tax return of capital	—	(0.02)	—	—

Total distributions	(0.07)	(2.05)	(0.09)	—

Net asset value at end of period	$8.69	$7.65	$14.96	$12.06

Total return[2]	14.45%	(40.10)%	24.82%	20.60%

Portfolio turnover rate[3]	51%	49%	55%	45%

Net assets, end of period (in thousands)	$10,149	$8,884	$15,041	$12,062

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.19%	2.12%	2.16%	3.68%
Expenses after reimbursements	1.07%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.63)%	(0.74)%	(1.34)%	(2.41)%
Net investment income (loss) after reimbursements	0.49%	0.21%	(0.35)%	0.10%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2020.
[2]
Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.
[5]	Amount is less than $0.005 per share.
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Low Duration Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$8.32	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.29	0.38	0.14
Net realized and unrealized gain (loss)	0.21	(1.48)	(0.35)	0.19

Total from investment operations	0.54	(1.19)	0.03	0.33

Less distributions:
From net investment income	(0.35)	(0.29)	(0.38)	(0.15)
From net realized gain	—	(—)[2]	(0.03)	—
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.36)	(0.29)	(0.41)	(0.15)

Net asset value at end of period	$8.50	$8.32	$9.80	$10.18

Total return[3]	6.60%	(12.27)%	0.20%	3.30%

Portfolio turnover rate[4]	50%	52%	43%	12%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	2.14%	2.05%	1.71%	4.87%
Expenses after reimbursements	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	2.68%	2.06%	2.88%	0.05%
Net investment income after reimbursements	3.90%	3.19%	3.67%	4.00%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Low Duration Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$8.32	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.27	0.22	0.30	0.12
Net realized and unrealized gain (loss)	0.20	(1.48)	(0.35)	0.18

Total from investment operations	0.47	(1.26)	(0.05)	0.30

Less distributions:
From net investment income	(0.29)	(0.22)	(0.30)	(0.12)
From net realized gain	—	(—)[2]	(0.03)	—
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.30)	(0.22)	(0.33)	(0.12)

Net asset value at end of period	$8.49	$8.32	$9.80	$10.18

Total return[3]	5.68%	(12.94)%	(0.57)%	3.03%

Portfolio turnover rate[4]	50%	52%	43%	12%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	2.82%	2.72%	2.42%	5.60%
Expenses after reimbursements	1.67%	1.67%	1.67%	1.67%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.01%	1.39%	2.16%	(0.68)%
Net investment income after reimbursements	3.16%	2.44%	2.91%	3.25%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Low Duration Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$8.32	$9.80	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.30	0.40	0.16
Net realized and unrealized gain (loss)	0.22	(1.48)	(0.35)	0.18

Total from investment operations	0.56	(1.18)	0.05	0.34

Less distributions:
From net investment income	(0.36)	(0.30)	(0.40)	(0.16)
From net realized gain	—	(—)[2]	(0.03)	—
Tax return of capital	(0.01)	—	—	—

Total distributions	(0.37)	(0.30)	(0.43)	(0.16)

Net asset value at end of period	$8.51	$8.32	$9.80	$10.18

Total return[3]	6.88%	(12.16)%	0.40%	3.43%

Portfolio turnover rate[4]	50%	52%	43%	12%

Net assets, end of period (in thousands)	$9,490	$8,996	$10,286	$10,317

Ratios to average net assets:[5]
Total expenses to average net assets:
Expenses before reimbursements	1.63%	1.48%	1.38%	4.58%
Expenses after reimbursements	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	3.10%	2.54%	3.21%	0.29%
Net investment income after reimbursements	4.06%	3.35%	3.92%	4.20%

[1]	Class A, Class C and the Institutional Class commenced investment operations on June 15, 2020.
[2]	Amount is less than $0.005 per share.
[3]
Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[4]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[5]	Annualized for periods less than one year.
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Debt Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$7.52	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.37	0.30	0.32	0.03
Net realized and unrealized gain (loss)	(0.11)	(2.37)	0.06	(0.15)

Total from investment operations	0.26	(2.07)	0.38	(0.12)

Less distributions:
From net investment income	(0.41)	(0.31)	(0.33)	(0.03)
From net realized gain	—	—	—	—
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.44)	(0.31)	(0.33)	(0.03)

Net asset value at end of period	$7.34	$7.52	$9.90	$9.85

Total return[2]	3.31%	(21.27)%	3.85%	(1.19)%

Portfolio turnover rate[3]	109%	53%	44%	3%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.74%	1.56%	1.77%	4.88%
Expenses after reimbursements	0.96%	0.97%	0.97%	0.97%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	4.02%	2.87%	2.42%	(1.27)%
Net investment income after reimbursements	4.80%	3.46%	3.22%	2.64%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Debt Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$7.52	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.24	0.25	0.02
Net realized and unrealized gain (loss)	(0.11)	(2.38)	0.05	(0.15)

Total from investment operations	0.21	(2.14)	0.30	(0.13)

Less distributions:
From net investment income	(0.36)	(0.24)	(0.25)	(0.02)
From net realized gain	—	—	—	—
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.39)	(0.24)	(0.25)	(0.02)

Net asset value at end of period	$7.34	$7.52	$9.90	$9.85

Total return[2]	2.59%	(21.84)%	3.08%	(1.26)%

Portfolio turnover rate[3]	109%	53%	44%	3%

Net assets, end of period (in thousands)	$1	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.17%	2.12%	2.49%	5.62%
Expenses after reimbursements	1.71%	1.72%	1.72%	1.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	3.67%	2.34%	1.70%	(2.02)%
Net investment income after reimbursements	4.13%	2.74%	2.47%	1.88%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Debt Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Period Ended October 31, 2020[1]
Net asset value at beginning of period	$7.53	$9.90	$9.85	$10.00

Income (loss) from investment operations:
Net investment income	0.38	0.32	0.35	0.03
Net realized and unrealized gain (loss)	(0.11)	(2.37)	0.05	(0.15)

Total from investment operations	0.27	(2.05)	0.40	(0.12)

Less distributions:
From net investment income	(0.42)	(0.32)	(0.35)	(0.03)
From net realized gain	—	—	—	—
Tax return of capital	(0.03)	—	—	—

Total distributions	(0.45)	(0.32)	(0.35)	(0.03)

Net asset value at end of period	$7.35	$7.53	$9.90	$9.85

Total return[2]	3.41%	(21.02)%	4.03%	(1.16)%

Portfolio turnover rate[3]	109%	53%	44%	3%

Net assets, end of period (in thousands)	$16,347	$16,042	$20,442	$19,757

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	1.31%	1.19%	1.48%	4.43%
Expenses after reimbursements	0.71%	0.72%	0.72%	0.72%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	4.34%	3.21%	2.66%	(0.92)%
Net investment income after reimbursements	4.94%	3.68%	3.42%	2.79%

[1]	Class A, Class C and the Institutional Class commenced investment operations on September 17, 2020.
[2]
Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.

[4]	Annualized for periods less than one year.
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Corporate Income ESG Fund

	Class A
	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021[1]
Net asset value at beginning of period	$6.26	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.36	0.29
Net realized and unrealized loss	(0.11)	(2.83)	(0.89)

Total from investment operations	0.21	(2.47)	(0.60)

Less distributions:
From net investment income	(0.40)	(0.36)	(0.29)
From net realized gain	—	(0.02)	—
Tax return of capital	—	—	—

Total distributions	(0.40)	(0.38)	(0.29)

Net asset value at end of period	$6.07	$6.26	$9.11

Total return[2]	2.98%	(27.67)%	(6.11)%

Portfolio turnover rate[3]	32%	34%	15%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.13%	2.59%	3.35%
Expenses after reimbursements	1.12%	1.12%	1.12%

Net investment income to average net assets:
Net investment income before reimbursements	3.93%	3.26%	2.26%
Net investment income after reimbursements	4.94%	4.73%	4.49%
See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Corporate Income ESG Fund

	Class C
	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021[1]
Net asset value at beginning of period	$6.26	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.27	0.30	0.24
Net realized and unrealized loss	(0.11)	(2.82)	(0.88)

Total from investment operations	0.16	(2.52)	(0.64)

Less distributions:
From net investment income	(0.36)	(0.31)	(0.25)
From net realized gain	—	(0.02)	—
Tax return of capital	—	—	—

Total distributions	(0.36)	(0.33)	(0.25)

Net asset value at end of period	$6.06	$6.26	$9.11

Total return[2]	2.33%	(28.23)%	(6.55)%

Portfolio turnover rate[3]	32%	34%	15%

Net assets, end of period (in thousands)	$1	$1	$1

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	3.18%	3.32%	4.10%
Expenses after reimbursements	1.87%	1.87%	1.87%

Net investment income to average net assets:
Net investment income before reimbursements	2.93%	2.53%	1.52%
Net investment income after reimbursements	4.24%	3.98%	3.75%
See accompanying notes to the financial statements.

ASHMORE FUNDS
FINANCIAL HIGHLIGHTS
Ashmore Emerging Markets Corporate Income ESG Fund

	Institutional Class
	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021[1]
Net asset value at beginning of period	$6.26	$9.11	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.37	0.31
Net realized and unrealized loss	(0.11)	(2.83)	(0.89)

Total from investment operations	0.22	(2.46)	(0.58)

Less distributions:
From net investment income	(0.41)	(0.37)	(0.31)
From net realized gain	—	(0.02)	—
Tax return of capital	—	—	—

Total distributions	(0.41)	(0.39)	(0.31)

Net asset value at end of period	$6.07	$6.26	$9.11

Total return[2]	3.36%	(27.56)%	(5.96)%

Portfolio turnover rate[3]	32%	34%	15%

Net assets, end of period (in thousands)	$6,833	$6,720	$9,356

Ratios to average net assets:[4]
Total expenses to average net assets:
Expenses before reimbursements	2.07%	2.12%	3.08%
Expenses after reimbursements	0.87%	0.87%	0.87%

Net investment income to average net assets:
Net investment income before reimbursements	3.98%	3.66%	2.52%
Net investment income after reimbursements	5.18%	4.91%	4.73%

[1]	Class A, Class C and the Institutional Class commenced investment operations on February 26, 2021.
[2]
Assumes investment at net asset value at the beginning of the period, reinvestment of distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period, excluding the impact of sales charges. Total return is not annualized for periods less than one year.

[3]
The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities.

[4]	Annualized for periods less than one year.
See accompanying notes to the financial statements.

SHAREHOLDER CORRESPONDENCE AND OTHER INFORMATION
Important Notice Regarding Delivery of Shareholder Documents
To avoid sending duplicate copies of materials to households, only one copy of a Fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the Fund’s records. However, any shareholder may contact The Northern Trust Company at 866-876-8294 to request that copies of these reports and prospectuses be sent personally to that shareholder. The Funds will begin sending individual copies to a shareholder within 30 days after the Funds receive the request.
If correspondence containing the proceeds of any distribution or redemption sent to a shareholder’s address of record is returned, then, unless the Funds’ transfer agent determines the shareholder’s new address, the transfer agent will reinvest those proceeds in the Fund from which the distribution or redemption was made at the then-current NAV.
Notice Regarding Unclaimed Property
If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state. Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notification by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on the state’s official website.
USA PATRIOT ACT
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAV at the time of the redemption.
OTHER SERVICE PROVIDERS
Custodian
The Northern Trust Company, located at 50 S. LaSalle St., Chicago, IL 60603, is the Funds’ custodian. Northern Trust is responsible for safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Funds’ investments, serving as the Funds’ foreign custody manager and performing other administrative duties.
Transfer Agent
Northern Trust also serves as the Funds’ transfer agent. As transfer agent, Northern Trust processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

ADDITIONAL PERFORMANCE INFORMATION
The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index. This section describes the market indices that are used (or will be used) in each Fund Summary.
The JP Morgan Emerging Markets Bond Index Global Diversified (“EMBI GD”) tracks total returns of US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.
The JP Morgan Emerging Local Markets Index Plus (“ELMI+”) tracks total returns for local-currency denominated money market instruments in 23 emerging markets and mainly consists of non-deliverable forwards.
The JP Morgan Government Bond Index – Emerging Markets Global Diversified (“GBI-EM GD”) consists of regularly traded, liquid fixed-rate, local currency government bonds in emerging markets and excludes countries which have capital controls (such as India and China).
The JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI BD”) is a comprehensive benchmark that tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging markets countries.
The MSCI Emerging Markets Index (net of withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of constituent large and mid capitalization companies located in emerging market countries.
The MSCI Emerging Markets Investible Markets Index (net of withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of constituent large, mid and small-capitalization companies located in emerging market countries.
The MSCI Frontier Markets Index (net of withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of constituent companies located in frontier markets countries.
The MSCI Frontier + Select Emerging Markets Countries Capped Index (net of withholding taxes) is a customized benchmark produced by MSCI that is designed to measure equity market performance of constituent companies in each of the MSCI Frontier Markets Index (50%) and the Emerging Markets Crossover Markets portion of the MSCI Emerging Markets Index (50%).
The MSCI Emerging Markets Small Cap Index (net of withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of constituent small-capitalization companies located in emerging markets countries.

GLOSSARY
Unless otherwise disclosed elsewhere in this Prospectus, the following terms have the following meanings:
Corporate issuer (Emerging Markets Corporate Income Fund and Emerging Markets Corporate Income ESG Fund only): an issuer located in an Emerging Market Country or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Corporate issuers do not include Sovereigns or governmental agency issuers, but may include corporate or other business entities in which a Sovereign or governmental agency or entity may have, indirectly or directly, an interest, including a majority or greater ownership interest (e.g., CITIC, Qatar Telecom).
Corporate issuer (Emerging Markets Total Return Fund, Emerging Markets Short Duration Fund, Emerging Markets Low Duration Fund and Emerging Markets Debt Fund only): any issuer other than a Sovereign or a Quasi-Sovereign that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries.
Duration: one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than bond funds with shorter average portfolio durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
EM Supra-National: any Supra-National issuer that issues debt instruments denominated in a local currency of an Emerging Market Country or providing exposure to an Emerging Market sovereign credit risk.
Emerging Market Country (all Funds other than Emerging Markets Debt Fund and Emerging Markets Corporate Income ESG Fund): any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index—Emerging Markets and MSCI Emerging and Frontier Markets Index).
Emerging Market Country (Emerging Markets Debt Fund and Emerging Markets Corporate Income ESG Fund only): any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and any country that is included in an Emerging Market Index.
Emerging Market Index: any widely-recognized index of emerging market securities, including the relevant indices in the family of J.P. Morgan Corporate Emerging Markets Bond Index, J.P. Morgan Emerging Local Markets Index, J.P. Morgan Emerging Markets Bond Index, J.P. Morgan Government Bond Index – Emerging Market and MSCI Emerging and Frontier Markets Index.
Emerging Market Issuer (Emerging Markets Small-Cap Equity Fund, Emerging Markets Equity Fund and Emerging Markets Equity ESG Fund only): an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries.
Emerging Market Issuer (Emerging Markets Active Equity Fund only): an issuer that is either domiciled in an Emerging Market Country, or an issuer deriving at least 50% of its revenues in or from one or more Emerging Market Countries.
G-7: a group of seven industrialized nations including Canada, France, Germany, Italy, Japan, the United Kingdom, and the United States of America.

Hard Currencies: include the U.S. dollar and the currencies of other nations in the G-7.
Quasi-Sovereign issuers (Emerging Markets Low Duration Fund and Emerging Markets Debt Fund only): entities (including a local or regional governmental body) that are 100% guaranteed by a Sovereign or 100% directly or indirectly owned or controlled by a Sovereign. For the avoidance of doubt, a province and a city are classified as Quasi-Sovereigns.
Quasi-Sovereign issuers (Emerging Markets Local Currency Bond Fund only): include governmental entities, agencies and other issuers the obligations of which are guaranteed by a Sovereign and issuers otherwise represented in the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified or a similar index as determined by the Investment Manager. Governmental entities include a province, a city and local or regional governmental bodies.
Quasi-Sovereign issuers (Emerging Markets Total Return Fund and Emerging Markets Short Duration Fund only): include governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by a Sovereign, or whose obligations are guaranteed by a Sovereign. Governmental entities include a province, a city and local or regional governmental bodies.
Sovereigns: governments of Emerging Market Countries. Sovereigns may include EM Supra-Nationals.
Supra-National: any multi-national union, association or other entity or public international body to which one or more countries belong (e.g., the European Union or World Trade Organization).

Ashmore Funds
Ashmore Emerging Markets Total Return Fund
Ashmore Emerging Markets Local Currency Bond Fund
Ashmore Emerging Markets Corporate Income Fund
Ashmore Emerging Markets Short Duration Fund
Ashmore Emerging Markets Active Equity Fund
Ashmore Emerging Markets Small-Cap Equity Fund
Ashmore Emerging Markets Frontier Equity Fund
Ashmore Emerging Markets Equity Fund
Ashmore Emerging Markets Equity ESG Fund
Ashmore Emerging Markets Low Duration Fund
Ashmore Emerging Markets Debt Fund
Ashmore Emerging Markets Corporate Income ESG Fund
The Funds have a Statement of Additional Information (“SAI”), and each Fund makes available annual and semi-annual reports to shareholders (when available), which contain additional information about the Funds. In the Funds’ annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Investors investing in the Fund through an intermediary should consult “Appendix A—Intermediary-Specific Sales Waivers”, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases through certain intermediaries. Appendix A and the SAI are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling 866‑876‑8294. The Funds’ SAI, annual and semiannual report (when available) and Appendix A to this Prospectus are available at: www.ashmoregroup.com.
You may access reports and other information about the Funds on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the Investment Company Act, which is: 811‑22468
ASHMORE FUNDS
c/o Ashmore Investment Advisors Limited
61 Aldwych
London WC2B 4AE England

File No. 811-22468

APPENDIX A—INTERMEDIARY-SPECIFIC SALES WAIVERS
The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus for the Funds.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section of the Prospectus entitled “Classes of Shares” for more information on sales charges and waivers available for different classes.
Merrill Lynch
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill Lynch

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Shares purchased through a Merrill investment advisory program

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

•	Shares purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

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Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill Lynch

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

•	Shares sold due to return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Morgan Stanley Wealth Management
Broker-Defined Sales Charge Waiver Policies at Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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STATEMENT OF ADDITIONAL INFORMATION

February 28, 2024

Ashmore Emerging Markets Total Return Fund

Classes: Class A (EMKAX), Class C (EMKCX), Institutional Class (EMKIX)

Ashmore Emerging Markets Local Currency Bond Fund

Classes: Class A (ELBAX), Class C (ELBCX), Institutional Class (ELBIX)

Ashmore Emerging Markets Corporate Income Fund

Classes: Class A (ECDAX), Class C (ECDCX), Institutional Class (EMCIX)

Ashmore Emerging Markets Short Duration Fund

Classes: Class A (ESFAX), Class C (ESFCX), Institutional Class (ESFIX)

Ashmore Emerging Markets Active Equity Fund

Classes: Class A (EMQAX), Class C (EMQCX), Institutional Class (EMQIX)

Ashmore Emerging Markets Small-Cap Equity Fund

Classes: Class A (ESSAX), Class C (ESSCX), Institutional Class (ESCIX)

Ashmore Emerging Markets Frontier Equity Fund

Classes: Class A (EFEAX), Class C (EFECX), Institutional Class (EFEIX)

Ashmore Emerging Markets Equity Fund

Classes: Class A (EMEAX), Class C (EMECX), Institutional Class (EMFIX)

Ashmore Emerging Markets Equity ESG Fund

Classes: Class A (ESAGX), Class C (ESCGX), Institutional Class (ESIGX)

Ashmore Emerging Markets Low Duration Fund

(formerly, Ashmore Emerging Markets Short Duration Select Fund)

Classes: Class A (ESDAX), Class C (ESDCX), Institutional Class (ESDIX)

Ashmore Emerging Markets Debt Fund

(formerly, Ashmore Emerging Markets Investment Grade Income Fund)

Classes: Class A (IGAEX), Class C (IGCEX), Institutional Class (IGIEX)

Ashmore Emerging Markets Corporate Income ESG Fund

Classes: Class A (ECAEX), Class C (ECCEX), Institutional Class (ECIEX)

(each a “Fund” and, collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. Each Fund is a series of Ashmore Funds (the “Trust”). The Trust offers three classes of shares of each of the Funds: Class A, Class C and Institutional Class Shares. Shares of each Fund are offered through a Prospectus, dated February 28, 2024, as amended or supplemented from time to time. Information for each Fund is as of the date noted. Investors may obtain free copies of the Prospectus by calling the Funds at 866-876-8294. This SAI contains information that may be useful to investors but which is not included in the Prospectus.

The audited financial statements of the Funds and related report of the independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended October 31, 2023, are incorporated herein by reference in the section entitled “Financial Statements.” Copies of the annual reports may be obtained upon request and without charge by calling the Funds at 866-876-8294.

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TRUST HISTORY

This SAI describes the Funds, which are separate series of Ashmore Funds (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on August 6, 2010 that currently consists of twelve separate investment series. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Ashmore Investment Advisors Limited (“Ashmore” or the “Investment Manager”) serves as investment manager to the Funds.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). Each of Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Short Duration Fund is a “non-diversified” investment company under the 1940 Act. Each of Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund is a “diversified” investment company under the 1940 Act.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each of the Funds described in this SAI currently offer three classes of shares: Class A, Class C and Institutional Class Shares. Generally, expenses and liabilities incurred by or arising in connection with a particular series of the Trust or class of shares are allocated only to that series of the Trust or class of shares. Expenses and liabilities not incurred by or arising in connection with a particular class of a series of the Trust or series of the Trust are allocated in relation to the respective net asset value of each series of the Trust or on such other basis as the Trustees may in their discretion determine.

Shares of each series of the Trust entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each series of the Trust or class of shares when required by the 1940 Act or when the Trustees of the Trust have determined that the matter affects one or more series of the Trust or classes of shares materially differently. When a matter affects only the interests of one or more series of the Trust or classes of shares, only shareholders of those series of the Trust or classes of shares shall be entitled to vote on the matter. Shares have noncumulative voting rights. Shareholders have the right to call a meeting to elect or remove Trustees or to take other actions to the extent provided by the 1940 Act. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust and approved by the Trustees of the Trust, and if a Fund were liquidated, holders of each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.

Pursuant to the Trust’s Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time: (i) if at such time such shareholder owns shares of a Fund or class of shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of a Fund or class of shares; (iii) if the Trustees determine that such shareholder is engaging in conduct that is harmful to the Trust or any Fund or class of shares; or (iv) if the Trustees otherwise determine such redemption to be necessary or appropriate, including to ensure a Fund’s compliance with applicable law.

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INVESTMENT POLICIES AND STRATEGIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below in alphabetical order. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to particular Funds. Each Fund may engage in each of the practices described below unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies and restrictions of the Funds may be changed by the Board of Trustees without notice to shareholders or shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise noted, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Bank Capital Securities and Obligations

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Lower Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Funds may also invest in other bank obligations denominated in any currency, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Funds maintain their cash and cash equivalents, there can be no assurance that the Funds would be able to access uninsured funds in a timely manner or at all and the Funds may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Funds.

Borrowings

A Fund may be permitted to borrow for temporary purposes, for investment purposes and to more efficiently manage the portfolio. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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From time to time, the Funds may enter into, and make borrowings for temporary purposes related to the redemption of shares, including under a credit agreement with third-party lenders or the custodian. Such borrowings will be allocated among the series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money from a bank, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings, but for which the Funds may not have to have 300% asset coverage. For a discussion of dollar rolls, see “Mortgage Dollar Rolls” below.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the security at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

A Fund also may engage in simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. A Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objective and policies, including unrated commercial paper for which the Investment Manager has made a credit quality assessment. See Appendix B to this SAI for a description of the ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commodity-Related Investments

The Funds may gain exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and other commodities (e.g., cocoa, coffee, and sugar). The Funds may obtain such exposure by investing in shares of other investment companies or other instruments, including structured notes, exchange-traded notes, interests in master limited partnerships, and derivative contracts whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”).

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

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Actions of and changes in governments, and political and economic instability, in commodity-producing and – exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

A Fund’s investments in commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company (a “RIC”) for U.S. federal income tax purposes.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities also causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or the Investment Manager also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”).

The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single

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security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Investment Manager believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.

Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Credit-Linked Trust Certificates

The Funds may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market. For instance, a Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, counterparty and third party risk, interest rate risk and leverage risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies,” and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although a Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may be classified as illiquid investments.

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Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Power or communications outages, acts of god, wars, terrorist attacks, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Successful cyber-attacks against, or security breakdowns of, the Funds or their adviser, subadviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. The Funds also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Further, the Investment Manager does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Investment Manager of the Funds.

Debt Obligations

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by, among others, Emerging Market Country issuers, banks and other business entities. Bonds include bills, notes, promissory notes, debentures, moral obligation bonds, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. Many of these obligations (e.g., promissory notes) are uncollateralized. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Funds’ investments in bonds are often subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including credit risk, high yield risk, interest rate risk, issuer risk, foreign investment risk, inflation/deflation risk, and liquidity risk.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell

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such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Funds’ investment restriction relating to the lending of funds or assets by the Funds.

Derivative Instruments

The Funds may (but are not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Funds’ investment returns, to more efficiently manage a Fund’s portfolio, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities or related indexes. Examples of derivative instruments that the Funds may use include, but are not limited to, options contracts, participation notes, futures contracts, options on futures contracts and swap agreements (including total return and credit default swaps). The Funds may also engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities. The Funds may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Funds may also use those instruments, provided that their use is consistent with each such Fund’s investment objective and policies.

Like the other investments of the Funds, the ability of a Fund to utilize derivative instruments successfully may depend in part upon the ability of the Investment Manager to assess the issuer’s credit characteristics and other macro-economic factors correctly. If the Investment Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Investment Manager incorrectly forecasts market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives could affect the amount, timing and/or character of distributions to shareholders.

Options on Securities and Indexes

The Funds may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds may “cover” their obligations when they write call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the applicable Fund owns the security underlying the call or has an

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absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or earmarked by the Fund) upon conversion or exchange of other securities held by the Fund.

A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or earmarks assets determined to be liquid by the Investment Manager in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the applicable Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked liquid assets. A put option on a security or an index is covered if the Fund segregates or earmarks liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The Funds may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to

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terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including A Shares of companies based in the People’s Republic of China (“China”), involves certain risks and considerations not typically associated with investing in securities of U.S. issuers in part because the Chinese government exercises significant control over the Chinese economy through heavy involvement in economic and regulatory policy. Certain risks and considerations of investing in Chinese issuers include among others, more frequent trading suspensions and government interventions (including by nationalization of assets), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, restrictions on the size of permissible positions in individual Chinese issuers, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, greater political, economic, social, legal and tax-related uncertainty, high market volatility caused by any potential regional territorial conflicts, social instability, or natural disasters, custody risks, risks associated with investments in variable interest entities, and potential adverse tax consequences. U.S. sanctions or other investment restrictions could preclude a Fund from investing in certain Chinese issuers or cause a Fund to sell investments at a disadvantageous time. Changes to political and economic relationships, including recent trade disputes and strained international relations, between China and other countries and changes to China’s socioeconomic systems may adversely affect a Fund’s investments in China. Additionally, portions of the Chinese securities markets may become rapidly and unexpectedly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities and have exercised that ability in the past in response to market volatility and other events. If the liquidity of investments became impaired, it could make investments more difficult to value, limit a Fund’s ability to obtain cash to meet redemptions on a timely basis, hinder a Fund’s ability to honor redemption requests within the allowable time period, and force a Fund to sell securities at a reduced price or under unfavorable conditions.

The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, which places significant restrictions on the remittance of foreign currencies and strictly regulates currency exchange from RMB. There is no assurance that there will always be sufficient amounts of RMB for a Fund to remain fully invested. Any restrictions on repatriation of a Fund’s portfolio investments may have an adverse effect on a Fund’s ability to meet redemption requests or achieve its investment objective.

Investments in A Shares also could result in unexpected tax liabilities for a Fund. Chinese law imposes withholding taxes on dividends and interest paid to foreign investors by companies listed in China, as well as capital gains realized by such investors, subject to certain temporary exemptions applicable to capital gains and value-added tax on gains realized from investments in A Shares.

Stock Connect Investing Risk

A Fund may directly invest in A Shares listed and traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect

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program (together, “Stock Connect”), or on such other stock exchanges in China which participate in the Stock Connect programs from time to time. A Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect a Fund’s investments and returns, including daily limits on net purchases across the whole stock connect system and transfer restrictions. In addition, when investing through the Stock Connect programs, a Fund will not have access to the full market of China A Shares. Furthermore, the Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which may impact a Fund’s ability to trade in China A Shares during those periods. Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A Shares during times when the Stock Connect programs are not trading and subject a Fund to liquidity risks and certain additional costs. The Stock Connect programs are relatively new programs. Further developments are likely and there can be no assurance as to the programs’ continued existence or whether future developments regarding the programs may restrict or adversely affect a Fund’s investments or returns.

Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Foreign Currency Options

The Funds may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts

The Funds may invest in futures contracts and options thereon (“futures options”), including interest rates, securities indexes, debt obligations (to the extent they are available) and U.S. government and agency securities, as well as purchase put and call options on such futures contracts.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Funds may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, The Funds may write staddles (covered or uncovered) consisting of a call and a put written on the same underlying futures contract.

When a purchase or sale of a futures contract is made by a Fund, such Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The

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required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

The Funds are also required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 (the “exclusion”). Accordingly, the Investment Manager, (with respect to the Funds), is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the U.S. Commodity Futures Trading Commission (the “CFTC”) with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Fund

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enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and such Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon

Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could suffer losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to pay higher amounts of distributions that are taxable to shareholders at ordinary income tax rates than if the Fund had not used such instruments.

Swap Agreements, Options on Swap Agreements and Certain Other Over-The-Counter Derivatives

The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes of securities, commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements and similar transactions are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies.

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The Funds may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Investment Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Funds bear the risk that the Investment Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Funds.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, a Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

If the Investment Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. In particular, the valuation of many over-the-counter (“OTC”) derivatives requires subjective modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s net asset value.

Credit Default Swaps

The Funds may enter into credit default swap contracts for both investment and risk management purposes. As the seller in a credit default swap contract, the Funds would generally be required to pay the difference between the par (or other

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agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty in the event of a default by a third party, such as an Emerging Market Country issuer, on the debt obligation. In return, a Fund would typically receive from the counterparty an upfront payment and a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When market perceived credit risk rises, spreads tend to rise and when market perceived credit risk falls, spreads tend to fall. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty and third party risk and credit risk. The Funds will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to such Fund).

Risk of Government Regulation of Derivatives and Related Instruments

The regulation of derivative transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. It is possible that government regulation of derivative instruments, may limit or prevent the Funds from using such instruments as a part of their investment strategy, including, for example, by increasing costs or otherwise limiting liquidity, and could ultimately prevent the Funds from being able to achieve their investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The securities and futures markets, for example, are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC, other regulators, self-regulatory organizations and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be or are capable of being centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the

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clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Additionally, U.S. regulators, the European Union, the United Kingdom and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between the Funds and their swap counterparties and impose regulatory requirements on the calculation and timing of transferring margin. The Funds are already subject to variation margin requirements under such rules, and may become subject to initial margin requirements under such rules in the future depending upon certain regulatory thresholds to the extent applicable. Any such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared OTC derivatives transactions and, therefore, make such transactions more expensive.

Legislative and regulatory requirements may also result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Funds to protect their interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements,

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security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Pursuant to Rule 18f-4 under the 1940 Act, registered investment companies are subject to regulatory limitations on their use of derivative instruments. Among other things, funds that invest in derivative instruments beyond a specified limited amount are required to apply a value-at-risk (“VaR”) based limit to their use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount (“limited derivatives user”) is not subject to the same restrictions. For certain investments, such as reverse repurchase agreements and similar financing transactions, the Funds have the option to either treat all such transactions as (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement described herein or (2) derivatives subject to the VaR test. While these requirements are designed to assist in the assessment and management of the Funds’ derivatives risks, there is no guarantee they will be effective in reducing the risks inherent in a Fund’s derivative investments.

Funds that are not limited derivatives users have adopted a derivatives risk management program reasonably designed to manage the Funds’ derivatives risk. The Board has designated the individuals comprising the Risk Department as the derivatives risk manager responsible for administering the program, including required stress testing and backtesting, subject to the Board’s oversight. In addition, Funds that are limited derivatives users have adopted written policies and procedures reasonably designed to manage such Funds’ derivatives risks.

These restrictions may limit a Fund’s ability to enter into certain derivatives transactions and related instruments, including for example, investments in securities on a when-issued, delayed delivery or forward commitment basis and engaging in securities lending activities. They may also increase the costs of such instruments. Any such effects (or other unforeseen effects) could adversely impact the value or performance of the Fund and/or the ability of the Fund to implement its investment strategies.

Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics relevant to the Funds and their investments. For example, the SEC has proposed new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries and has also finalized new rules regarding regulatory and public reporting of certain securities lending transactions. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of registered investment advisers and their funds. While it is currently difficult to predict the full impact of these new rules, they could make it more difficult for a Fund to execute certain investment strategies and may have an adverse effect on a Fund’s ability to achieve its investment objectives.

The U.S. Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges have established (and continue to evaluate and revise) speculative position limits (“position limits”) on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether applicable position limits have been exceeded, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Investment Manager and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Investment Manager may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.

The rules and regulations described above are evolving, so their potential impact (or that of any future regulations) on the Funds and the financial system are not yet fully known. While these rules and regulations generally are designed to reduce systemic risk (e.g., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose the Funds to new kinds of risks and costs.

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Distressed Securities

Securities in which a Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If the Investment Manager’s evaluation of the anticipated outcome of an investment situation should prove incorrect, a Fund’s investment in such a situation could result in a loss for the Fund.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast- growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Event-Linked Exposure

The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty and third party risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses.

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ETNs are listed on an exchange and traded in the secondary market. The Funds may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and a Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. ETNs are generally similar to structured investments and hybrid instruments.

Floating Rate Bank Loans

The Funds may invest in fixed- and floating-rate loans (including senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Floating Rate Loans”), delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

The Funds may invest in Floating Rate Loans. Floating Rate Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Floating Rate Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Although Floating Rate Loans are typically of below investment grade quality, they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Floating Rate Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Floating Rate Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Floating Rate Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

The Funds may purchase assignments and participations in commercial loans, as well as debtor-in-possession loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Floating Rate Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured Floating Rate Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of many issuers of their other debt securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Investment Manager’s research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

From time to time, the Investment Manager and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Floating Rate Loans to or acquire them from the Funds or may be intermediate participants with respect to Floating Rate Loans in which the Funds own interests. Such banks may also act as Agents for Floating Rate Loans held by the Funds.

Lending Fees

In the process of buying, selling and holding Floating Rate Loans, the Funds may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a Floating Rate Loan it may receive a facility fee and when it sells a Floating Rate Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Floating Rate Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Floating Rate Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants

A borrower under a Floating Rate Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Floating Rate Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Floating Rate Loan. The typical practice of an Agent or a Lender in relying

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exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Floating Rate Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Floating Rate Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans

In a typical Floating Rate Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Funds will generally rely upon the Agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the Floating Rate Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, a Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Floating Rate Loan usually does, but is often not obligated to, notify holders of Floating Rate Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Floating Rate Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Floating Rate Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Floating Rate Loan and other fees paid on a continuing basis. With respect to Floating Rate Loans for which the Agent does not perform such administrative and enforcement functions, the Investment Manager will perform such tasks on behalf of a Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Floating Rate Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Floating Rate Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants, similar risks may arise.

Prepayments

Floating Rate Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Floating Rate Loan from free cash flow, as defined above. The degree to which borrowers prepay Floating Rate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Floating Rate Loan with the proceeds from the prepayment of the former.

Bridge Financings

The Funds may acquire interests in Floating Rate Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Funds may also invest in Floating Rate Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Floating Rate Loans

To the extent that the collateral, if any, securing a Floating Rate Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Funds will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Floating Rate Loan to be undercollateralized or unsecured.

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In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Funds may invest in Floating Rate Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Floating Rate Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Floating Rate Loan. On occasions when such stock cannot be pledged, the secured Floating Rate Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Floating Rate Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Floating Rate Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Floating Rate Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Floating Rate Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Floating Rate Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Floating Rate Loan.

The Funds may also invest in Floating Rate Loans that are not secured by collateral or otherwise.

Floating Rate Debt Instruments

The Funds may invest in floating rate debt instruments, including Floating Rate Loans (described in more detail above). Floating rate debt instruments are debt instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Floating Rate Loans, instruments such as catastrophe bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Foreign Corrupt Practices Act

The Investment Manager intends to request that companies in which the Fund has a controlling equity investment (if any), and which allow the Fund and/or its affiliates to exert positive control and/or significant influence over such entity (the “Investee Companies”), adopt and implement policies, to the extent they do not have them already, to minimize and prohibit the direct or indirect, offer, payment, promise of payment or authorization of payment of anything of value, including but not limited to cash, checks, wire transfers, tangible and intangible gifts, favors, services, to: (i) an executive, official, employee or agent of a governmental department, agency or instrumentality, (ii) a director, officer, employee or agent of a wholly or partially government-owned or -controlled company or business, (iii) a political party or official thereof, or candidate for political office, or (iv) an executive, official, employee or agent of a public international organization (a “Government Official”), with the specific purpose of exerting an influence, whether positive or negative, over such Government Official to obtain an improper advantage or in order to obtain, retain, or direct business. Notwithstanding the aforementioned policies, the Investment Manager and the Funds are solely reliant on the executive management of the Investee Company (the “IC Management”) to implement and monitor such policies and report to the Investment Manager, the Funds or their affiliates, in the Funds’ capacity as a shareholder of the Investee Company, on

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such policies, and accordingly there is no guarantee that such policies will be implemented, and even if implemented whether they will be effective and/or adhered to by the IC Management, and any failure in the IC Management to implement, adhere to, and monitor such policies will compromise the effectiveness of such policies.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants

Foreign currency warrants, such as Currency Exchange Warrants, are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities

Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper

Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function

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of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Currency Transactions

Subject to the limitations discussed above and in the Prospectus, the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments” above), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“forwards”). A Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Investment Manager may decide not to use hedging transactions that are available.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between a foreign currency and another currency (e.g., the U.S. dollar) or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into such contracts under the following circumstances:

Lock In

When the Investment Manager desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge

If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge

If the Investment Manager wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Manager believes that a Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the non-U.S. security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge

The Investment Manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

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Costs of Hedging

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Investment Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging

Income earned by a Fund from its foreign currency hedging activities, if any, may give rise to ordinary income that, to the extent there is no offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years. In addition, under applicable tax law, a Fund’s foreign currency hedging activities may result in the application of, among other rules, the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). These provisions could affect the amount, timing and/or character of distributions to Fund shareholders.

Among the risks of utilizing foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the Investment Manager.

Certain foreign currency transactions in which the Funds may invest may be over-the-counter transactions (e.g., currency swap transactions). See “Derivative Instruments – Swap Agreements, Options on Swap Agreements and Certain Other Over-The-Counter Derivatives” for a discussion of certain risks associated with such instruments.

Foreign/Non-U.S. Securities

A Fund may invest without limit in securities of corporate and other non-U.S./foreign issuers (and securities traded principally outside of the United States), including obligations of non-U.S. banks, non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities and other issuers, and securities traded principally outside of the United States.

The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding or other taxes; and the expropriation or nationalization of non-U.S. issuers.

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A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of expropriation or confiscatory taxation; the possibility of embargoes or economic sanctions on a country, sector or issuer; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities, which will reduce a Fund’s yield on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. To the extent that a Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Emerging Market and Frontier Market Securities

A Fund may invest in the securities of issuers economically tied to emerging market countries. Investment risk in such investments may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different

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from, or greater than, the risks of investing in developed countries. A Fund may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks:

General Emerging Market and Frontier Market Risk

The securities markets of countries in which a Fund may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which a Fund may invest may not be subject to a high degree of regulation and the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, embargoes or economic sanctions on a country, sector or issuer, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment

A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While a Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to a Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. A Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks

Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. A Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Counterparty and Third Party Risk

Trading in the securities of developing markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets.

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Currency hedging techniques may not be available or may be limited. A Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Funds seek, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector

Government involvement in the private sector varies in degree among the emerging markets in which a Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of a Fund’s investment in that country.

Litigation

A Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities

It is possible, particularly in markets in developing countries, that purported securities in which a Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation

The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds seek to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts

Recently, various countries have seen significant internal conflicts and in some cases, civil wars have had an adverse impact on the securities markets or economy of the countries concerned, including by producing fluctuations in the relative value of the currencies of such countries. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, embargoes or economic sanctions on a country, sector or issuer, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect a Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation indexed instruments, may depend upon measures compiled by governments (or entities under their influence), which are also the obligors.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and

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U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact that Fund’s portfolio.

Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The extent and duration of Russia’s military actions and the repercussions of such actions (including sanctions, retaliatory actions and countermeasures, including cyberattacks) are impossible to predict. These and any related events could significantly impact the Funds’ performance and the value of an investment in the Funds, even beyond any direct exposure the Funds may have to Russian issuers or issuers in other countries affected by the invasion.

Custody Risk

Custody services in many Emerging Market Countries remain undeveloped and, although a Fund’s custodian and the Investment Manager will seek to establish control mechanisms, including the selection of sub-custodians, nominees or agents (“Sub-custodians”) to register securities on behalf of a Fund and perform regular checks of entries on relevant securities registers to ensure that the Fund’s interests continue to be recorded, there is a transaction and custody risk of dealing in emerging market securities.

Although a Fund’s custodian will seek to satisfy itself that each Sub-custodian selected to provide for the safe custody or control of a Fund’s investments is fit and proper and that arrangements are in place to safeguard the interests of shareholders of a Fund, under the Fund’s agreement with the custodian, the custodian will only be liable for certain limited acts of the Sub-custodian (e.g., fraud). The Fund may therefore have a potential exposure on the default of any Sub-custodian and, as a result, many of the protections which would normally be provided to an investment fund by a trustee, custodian or Sub-custodian will not be available to a Fund.

It must be appreciated that the Fund will be investing in Emerging Market Countries where the current law and market practice carry fewer safeguards than in more developed markets, including the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of a Fund and that the custodian, the Investment Manager and a Fund’s administrator have assumed no liability for losses resulting from a Fund acting in accordance with such practice.

In certain circumstances, as a result of market practice, law or regulation in the jurisdictions in which a Fund may invest, it may not be practicable or possible for the Fund’s custodian to take into its custody an investment by registering such investment in the name of the custodian, its Sub-custodian or by the holding of such investment in an account in a central securities depositary over which the custodian or its Sub-custodian has control. In these circumstances, a Fund may invest directly in such investments and title to such assets will be in the name of the Fund. In spite of any controls that may be established by the Fund’s custodian, the holding of such investments in this manner may mean that such investments may not be as well protected from a concerted fraud against the Fund than if such investments had been registered in the name of the custodian or its Sub-custodian.

Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks described above may be magnified in these countries.

Foreign Government & Supra-National Debt

A Fund may invest in debt issued by non-U.S. developed, emerging market and frontier market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government

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entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in foreign government debt can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of such debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which foreign government debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company or to eliminate a Fund-level tax for U.S. federal income tax purposes.

High Yield Securities (“Junk Bonds”)

A Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s, below BBB- by either S&P or Fitch Investor Services, Inc.), or unrated but judged by the Investment Manager to be of comparable quality. These securities are sometimes referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data

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available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on the Investment Manager’s research and analysis when investing in high yield securities.

A general description of the ratings of securities by Moody’s and S&P is set forth in Appendix B to this SAI. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager does not rely solely on credit ratings when selecting securities for a Fund.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes and Indexed Securities

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a

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specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Illiquid Securities

Each Fund may invest no more than 15% of its net assets (measured at the time of investment) in illiquid investments. Under Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”), “illiquid investments” are defined as those investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment.

Illiquid investments may include, among various other types of investments, privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Pursuant to the Liquidity Rule, the Funds have adopted a liquidity risk management program for the purpose of assessing and managing each Fund’s liquidity risk. The Board has designated the Investment Manager as the program administrator responsible for administering the program and overseeing, among other things, the assessment of each Fund’s liquidity risk, the classification of each Fund’s investments into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), the determination of whether a Fund is required to establish a highly liquid investment minimum, and monitoring of the 15% limit on illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.

Inflation Risk

The value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders’ investments in the Funds. Fund shareholders’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose principal value is periodically adjusted according to a measure of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal

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amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

For U.S. federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though the Fund does not receive its principal, including any increases thereto, until maturity. Any such income recognized by the Fund is thus required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

LIBOR Replacement & Other Reference Rates Risk

The London Interbank Offered Rate (“LIBOR”) was the offered rate at which major international banks could obtain wholesale, unsecured funding. Certain of the Funds’ investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly but the full impact of the transition on the Funds or the financial instruments in which the Funds invest cannot yet be fully determined. In addition, the Funds’ investments, payment obligations, financing terms and other transactions (including certain derivatives transactions) may be tied to other floating rates such as Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates including as a result of the transition away from LIBOR to new alternative reference rates (each, a “Reference Rate”). Such Reference Rates as well as other types of rates and indices are classed as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

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Master Limited Partnerships

Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries. A Fund’s investments in MLPs can be limited by the Fund’s intention to qualify as a RIC.

Mortgage Dollar Rolls

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. The use of dollar rolls and similar transactions subjects a Fund to many of the same risks as reverse repurchase agreements, including leverage risk, liquidity risk, counterparty risk, and the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price. See also “Risk of Government Regulation of Derivatives and Related Instruments” herein.

Mortgage-Related and Other Asset-Backed Securities

A Fund may invest in mortgage-related securities, and may also invest in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Manager to forecast certain macro-economic factors correctly. See “– Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “– Collateralized Mortgage Obligations (“CMOs”)” below. The mortgage-related securities in which a Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities

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may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of fixed-rate mortgage-related securities with prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. In recent years, delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and the residential mortgage market remains subject to the risk of delinquencies and losses. Moreover, a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Following the financial crisis and deterioration of the mortgage markets in and around 2008 and 2009, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for mortgage-related securities,

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which, in some instances, adversely affected the market value of mortgage-related securities. It is possible that the mortgage markets may fail to recover or deteriorate again in the future and a Fund’s investments in mortgage-related securities may be subject to valuation and liquidity risks.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA was placed under conservatorship by the Federal Housing Finance Agency (“FHFA”) in September 2008. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. Instead, they are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. FHLMC was placed under conservatorship by the FHFA in September 2008. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government. Instead, they are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the

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conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and

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moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restriction (see “Investment Restrictions”) by virtue of the exclusion from that restriction available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage – or asset-backed securities.

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CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by a Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.

Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. A Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO

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residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be classified as “illiquid.” As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund if holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities

A Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or

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the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

A Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent a Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations

A Fund may invest in Collateralized Debt Obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be classified by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may

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default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities

Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by a Fund, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of over-collateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objective and policies, the Investment Manager also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

The Funds may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Manager to be reliable), is exempt from U.S. federal income taxes (“municipal bonds”), although dividends that the Funds pay that are attributable to such interest will not be tax-exempt to shareholders of the Funds.

Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general

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revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

Municipal bonds may be more susceptible to downgrades or defaults during economic downturns or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic significantly stressed the financial resources of many municipal issuers, impairing their ability to meet their financial obligations. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a Fund to sell the security at the time and the price that normally prevails in the market.

A Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. A Fund may also invest in RIBS for the purpose of increasing such Fund’s leverage. Should short-term and long-term interest rates rise, the combination of a Fund’s investment in RIBS and its use of other forms of leverage (including the use of various derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Municipal Leases

The Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the

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municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Other Investment Companies and Pooled Investment Vehicles

The Funds may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”). The Funds may also invest in other types of investment companies and pooled investment vehicles, including hedge and private equity funds, some of which may be highly leveraged and illiquid.

The Funds may invest in other investment companies either during periods when they have large amounts of uninvested cash, during periods when there is a shortage of attractive variable rate and other debt instruments available in the market, or when the Investment Manager believes share prices of other investment companies offer attractive values. The Funds may invest in investment companies that are advised by the Investment Manager or its affiliates to the extent permitted by applicable law.

As a shareholder in an investment company, the Funds will bear their ratable share of that investment company’s expenses and would remain subject to payment of the Funds’ management fees with respect to assets so invested. Holders of a Fund’s Shares would therefore be subject to duplicative expenses to the extent such Fund invests in other investment companies. Private equity funds or hedge funds may charge a fee, a component of which is based on the fund’s profits or performance; such fees may be significant (e.g., 20% of the gains on the private fund’s investments). In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

The Investment Manager may cause each Fund to invest in vehicles established for the purpose of investing, holding or trading in one or more investments or classes of investments if the Investment Manager considers that investing in such vehicles would be more efficient or required for legal, tax or regulatory reasons or would otherwise be to the advantage of the Fund. Such vehicles would be funded by way of debt and/or equity investment from the Fund and, subject to other applicable laws, other persons (if any), including collective investment schemes or accounts managed by the Investment Manager. In such instances, the vehicles may be domiciled in one country (e.g., Cayman Islands) and make investments in other countries (e.g., Brazil and Russia). For purposes of applying a Fund’s investment restrictions, any such investment would generally be treated as an investment in the Fund’s relevant percentage of the underlying holdings of the vehicle and not the vehicle itself (e.g., as an investment in Brazil and Russia, not the Cayman Islands).

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. In addition, under Rule 12d1-4, if shares of a fund are purchased by another fund beyond the limits of Section 12 of the 1940 Act, and the fund purchases shares of another investment company, the fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the fund’s assets would be invested in other funds.

Participation on Creditors’ Committees

The Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make such Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Investment Manager believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

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Participation Notes

The Funds may buy participation notes from a bank or broker-dealer (“issuer”) that entitle a Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide a Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund.

However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, a Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Funds generally attempt to mitigate that risk by purchasing only from issuers which the Investment Manager deems to be creditworthy at the time of purchase.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Funds may, but are not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for the notes and may cause the value of the participation notes to decline. The ability of a Fund to value its securities becomes more difficult and the Investment Manager’s judgment in the application of fair value procedures (pursuant to Rule 2a-5) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Valuation Designee to accurately assign a daily value to such securities.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. A Fund may invest in preferred stocks that pay variable or fixed rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks

Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at

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intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer.

Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Funds cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which the Funds may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Real Estate Securities and Related Derivatives

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders annually substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for favorable tax treatment or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Regulatory Matters

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. For example, additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment

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strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework and may incur additional costs to comply with any new requirements as well as to monitor for compliance with such requirements in the future.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements

The Funds may use reverse repurchase agreements (and may use economically similar transactions) in order to add leverage to their portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. The use of reverse repurchase agreements and similar transactions subjects a Fund to many of the same risks as derivative transactions described above, including leverage risk, regulatory risk, and counterparty risk.

Securities Loans

Subject to the Funds’ “Investment Restrictions” listed below, the Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of each Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower default or fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to a Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, a Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. government securities. See also “Risk of Government Regulation of Derivatives and Related Instruments” herein.

Short Sales

The Funds may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

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When a Fund makes a short sale, it generally borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent a Fund engages in short sales, it will provide collateral to the broker-dealer until the Fund replaces the borrowed security. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction. As of the date of this Statement of Additional Information, the Funds do not expect to utilize short sales, but may do so without providing prior notice.

Temporary Defensive Strategies

As described in the Prospectus, the Investment Manager may at times judge that conditions in the securities markets make pursuing a Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “defensive” strategies, a Fund would invest in investment grade debt securities, cash, or money market instruments to any extent the Investment Manager considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

U.S. Government Securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the net asset value of the Fund’s shares. Some U.S. government securities, such as Treasury bills, notes and bonds, floating rate notes, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See

“Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. government.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity may be adversely impacted.

Warrants to Purchase Securities

A Fund may invest in warrants to purchase equity or debt securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed

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income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

In addition to warrants on securities, the Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The risks of the Fund’s use of index-linked warrants are generally similar to those relating to its use of index-related options. Unlike most index-related options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index-related options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Funds may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

Proposed rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) would impose mandatory margin requirements for certain types of when-issued, delayed delivery, or forward commitment transactions, with limited

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exceptions. Such transactions historically have not been required to be collateralized, and, if those rules are implemented, mandatory collateralization could increase the cost of such transactions and impose added operational complexity. See also “Risk of Government Regulation of Derivatives and Related Instruments” herein.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Funds will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Funds may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Funds to dispose of them or determine their current value.

INVESTMENT RESTRICTIONS

Fundamental Policies:

Except as indicated below, the investment policies set forth below are fundamental policies of each of the Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. Under these policies, each such Fund:

1.

May borrow money to the maximum extent permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less all liabilities and indebtedness (other than the borrowing and any other outstanding borrowings) is at least 300% of the principal amount of such borrowing and any other outstanding borrowings.

2.

May not issue senior securities, except for permitted borrowings or as otherwise permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

3.

May not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4.

May not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted or modified, except as otherwise permitted by regulatory authority having jurisdiction from time to time (except that each of the Ashmore Emerging Markets Frontier Equity Fund and the Ashmore Emerging Markets Low Duration Fund may concentrate its investments in securities of issuers in any one industry or group of industries if the components of its benchmark index are concentrated in an industry or group of industries).

Note: A Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets (taken at market value at the time of investment) in that particular industry. The industry concentration policy does not preclude a Fund from investing in issuers in a group of related sectors or industries. The Funds interpret the industry

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concentration policy to apply to direct investments in the securities of issuers in a particular industry, as defined by the Funds. The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, if such obligations are backed by the assets and revenues of such government) represent investments in a particular industry for these purposes. The Funds do not consider currency positions to be an investment in a foreign government or industry for purposes of this policy. Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the industry concentration policy. As of the date of this Statement of Additional information, the Ashmore Emerging Markets Frontier Equity Fund’s benchmark index is the MSCI Frontier + Select Emerging Markets Countries Capped Index and the Ashmore Emerging Markets Low Duration Fund’s benchmark index is the JP Morgan CEMBI Investment Grade Broad Diversified (1–3 years) Index.

5.	May not make loans, except as permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: This policy does not prohibit a Fund from purchasing debt obligations, participating in the primary distribution of a loan as a co-lender, entering into repurchase agreements or similar transactions, or lending cash and its portfolio securities to the extent permitted by the 1940 Act and related interpretations.

6.

May not purchase or sell commodities, provided that this policy shall not apply to or prohibit a Fund from purchasing, selling or entering into futures contracts, options contracts, options on futures contracts, forward contracts, foreign exchange contracts, swap agreements and other financial transactions and derivative and other instruments, including commodity-related financial transactions and derivative instruments.

7.

May not purchase or sell real estate, provided that this policy shall not apply to or prohibit a Fund from purchasing or selling securities or instruments secured by real estate or interests therein, or securities issued by companies, including limited partnership or similar entities, which invest in real estate or are in the real estate industry, or interests therein, and shall not prohibit a Fund from selling real estate it holds as a result of any such investments.

The following policy applies only with respect to Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund:

8.	May not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended.

Non-Fundamental Policies:

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions – Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

In addition, certain Funds have adopted a policy pursuant to Rule 35d-1 under the 1940 Act, as described in the Prospectus. Such Funds will provide to shareholders at least 60 days’ prior notice as required by Rule 35d-1 with respect to any change in the policy.

Other Information Regarding Investment Restrictions and Policies:

Unless otherwise stated, all limitations applicable to the Funds’ investments will apply at the time of investment. The Funds will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in such Fund’s total assets will not require the Fund to dispose of an investment until the Investment Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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Under the 1940 Act, the “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote, at the annual or a special meeting of the security holders of such company duly called, (i) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of such company, whichever is the less.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and each Fund seeks to qualify as a regulated investment company under Subchapter M of the Code (“Subchapter M”).

Compliance with those laws and other applicable law may limit a Fund’s ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which a Fund may trade. Other accounts managed by the Investment Manager may invest and perform differently because they may not be subject to the same laws and restrictions as the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-PORT, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or around the sixtieth day following the end of a fiscal quarter. Each Fund transmits its complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in the Fund’s semi-annual and annual reports. The Funds do not transmit their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-PORT, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Funds’ website at www.ashmoregroup.com.

In addition to filings made with the SEC, each Fund intends to make its full portfolio holdings as of the end of each calendar quarter available on the Funds’ website at www.ashmoregroup.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-PORT, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

Policies and Procedures

The Trust has adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund’s portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that none of the Investment Manager or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure. In each instance of such advance disclosure, a determination will have been made by the Investment Manager that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the non-public information. The Funds currently disclose non-public portfolio holdings information only to recipients who have agreed in writing with the Investment Manager to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential including a duty not to trade on the non-public information, and in other cases they are subject to a duty of confidentiality under the federal securities laws to keep information disclosed to them by the relevant Fund confidential. Recipients of non-public portfolio holdings information are also subject to legal requirements prohibiting them from trading on material non-public information. The Funds have no ongoing arrangements to make available non-public portfolio holdings information, except pursuant to the procedures described below. The following list describes the circumstances in which the Funds disclose their portfolio holdings to select third parties.

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Ashmore

The Investment Manager’s personnel, including personnel of its affiliates that perform services for or related to the Funds, may have full daily access to the Funds’ portfolio holdings. Employees of the Investment Manager with access to portfolio holdings information are provided with training on the Trust’s policies and procedures regarding disclosure of portfolio holdings information.

External Servicing Agents

The Funds’ primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to non-public portfolio holdings information on a daily basis. In addition, third parties that provide services to the Funds, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such non-public portfolio holdings.

Other Third Parties

Any additions to the list of persons eligible to receive portfolio holdings information requires approval by the Chief Compliance Officer of the relevant Fund. Such disclosure may only be made where the Chief Compliance Officer of the relevant Fund has determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Fund’s Chief Compliance Officer has determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. In making such determinations, the Chief Compliance Officer of the Fund shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of the Investment Manager to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Funds’ Investment Manager, principal underwriter, or any affiliated person of the Funds. Such disclosures shall be reported to the Board.

In general, the Trust’s policies and procedures provide that disclosure by the Investment Manager of information about the holdings of client accounts other than the Funds’ accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. The Chief Compliance Officer or any member of the Investment Manager’s Compliance Department to whom the Chief Compliance Officer has delegated this authority may approve disclosure by the Investment Manager of non-Fund portfolios other than to clients holding the portfolios and their consultants, provided they make certain determinations set forth in the Trust’s policies and procedures.

Nothing in the Trust’s policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Board of Trustees consists of five Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). Mr. George Grunebaum, who is an

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“interested person” (as defined in the 1940 Act) of the Trust (an “Interested Trustee”), has served as Chairman of the Trustees since December 2012. Ms. Yeelong Balladon serves as Lead Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Lead Independent Trustee acts as a liaison between the Independent Trustees and the Investment Manager and other service providers, officers and attorneys generally between meetings. The Board of Trustees meets regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Funds, and may also hold special meetings to address matters arising between regular meetings. Meetings may take place in-person, by videoconference or by telephone.

The Board of Trustees has established three standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee, the Nominating Committee and the Contracts Review Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including a Lead Independent Trustee, a majority of Independent Trustees and Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Investment Manager and Administrator in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight

Each of the Funds has retained the Investment Manager to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from a Fund’s investments. The Board oversees the performance of these functions by the Investment Manager. The Board expects to receive from the Investment Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Investment Manager and Administrator reports regarding the sale of the Funds’ shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Funds’ investment operations to receive reports regarding the portfolio management of the Funds, their performance, and their investment risks.

The Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables.

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Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Ashmore Funds c/o Ashmore Investment Advisors Limited, 61 Aldwych, London WC2B 4AE, England, Attn: Board of Trustees, Ashmore Funds.

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 65)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	12	Microvast Holdings, Inc. Board of Directors (Class III Director) since July 2022

Michael Chamberlin (Age 74)	Trustee	Indefinite term; Trustee since 2012	Executive Director and CEO, Emerging Markets Traders Association(1).	12	None

Joseph Grainger (Age 69)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)

Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(1) (Age 60)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation.	12	BC Partners Lending Corp Portman Ridge Finance Corp Logan Ridge Finance Corp Alternative Credit Income Fund Opportunistic Credit Interval Fund

Stephen Hicks(2) (Age 63)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, from 2014 until October 2023.	12	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

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(1)

Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.

(2)

Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Investment Manager, and/or Distributor and certain of their affiliates:

Name, Address* and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 60)	Trustee, Chairman of the Trustees, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer, Ashmore Investment Management (US) Corp., from November 2008 – Present.

Alexandra Autrey (Age 47)	Chief Legal Officer	Indefinite term; since inception	Group General Counsel and Company Secretary, Ashmore Group plc, since May 2021; Group Head of Compliance, Ashmore Group plc, from February 2023 – December 2023; Acting Group Head of Compliance, Ashmore Group plc, from July 2022 – February 2023; Group Head of Legal and Transaction Management, Ashmore Group plc, from January 2012 – April 2021.

Taurai Sigauke (Age 48)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since January 2024	Group Head of Reporting, Ashmore Group plc since May 2014; Group Head of Fund Accounting, Ashmore Funds since January 31, 2024.

Matthew Butryman (Age 39)	Secretary and Chief Compliance Officer	Indefinite term; since November 2022	Chief Compliance Officer, Ashmore Investment Management (US) Corp., from October 2022 to Present. Senior Vice President and Senior Compliance Officer, Pacific Investment Management Company LLC (PIMCO), from January 2021 – October 2022; Vice President and Senior Compliance Officer, PIMCO, January 2018 – December 2020.

*	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Trustee Qualifications

The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the

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determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees

Yeelong Balladon – Ms. Balladon’s core legal practice has encompassed finance and banking, as well as strategic investments. As a partner at Freshfields Bruckhaus Deringer, her corporate practice focused on acting for investment funds and banks in special situations and distressed investments.

Michael Chamberlin – Mr. Chamberlin has substantial experience with issues related to investing in emerging markets, including through his service as Executive Director of the Emerging Markets Traders Association.

Joseph Grainger – Mr. Grainger has substantial experience in the financial services industry and, in particular, with investment funds and fund service organizations. He was a partner at Ernst & Young LLP.

Interested Trustees

George Grunebaum – Mr. Grunebaum has significant executive experience in the finance industry as an emerging markets trader. His global client trading team has consistently been ranked among the top of its peer group, and in 2004 they were ranked the number one trading team by Institutional Investor magazine. He brings substantial experience in emerging market asset management.

Stephen Hicks – Mr. Hicks has significant professional compliance experience in the financial services industry, including with respect to the operation of investment funds. He served as Group Head of Compliance of Ashmore Group from June 2010 until January 2014, and as Chief Compliance Officer of the Trust from December 2010 until December 2013. As of October 31, 2023, he served as director/trustee of more than 20 investment entities managed by affiliates of the Investment Manager, including but not limited to funds domiciled in Luxembourg, Guernsey and the Cayman Islands.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee

The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Mr. Grainger. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and the Investment Manager and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee convened four times during the fiscal year ended October 31, 2023.

Nominating Committee

The Nominating Committee is composed of all of the Independent Trustees of the Trust and is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A. Ms. Balladon serves as Chair of the Nominating Committee. The Nominating Committee did not convene during the fiscal year ended October 31, 2023.

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Contracts Review Committee

The Contracts Review Committee consists of all of the Independent Trustees and considers issues relating to the Board of Trustees’ consideration of the renewal of the Trust’s investment advisory agreements and other agreements pursuant to Section 15(c) of the 1940 Act. Mr. Chamberlin serves as Chair of the Contracts Review Committee. The Contracts Review Committee convened four times during the fiscal year ended October 31, 2023.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2023. The Trustees may have investments in other pools of securities managed by the Investment Manager. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Yeelong Balladon	Ashmore Emerging Markets Total Return Fund	$10,001-$50,000

	Ashmore Emerging Markets Local Currency Bond Fund	None

	Ashmore Emerging Markets Corporate Income Fund	None

	Ashmore Emerging Markets Short Duration Fund	None

	Ashmore Emerging Markets Active Equity Fund	None	$10,001-$50,000

	Ashmore Emerging Markets Small-Cap Equity Fund	None

	Ashmore Emerging Markets Frontier Equity Fund	None

	Ashmore Emerging Markets Equity Fund	None

	Ashmore Emerging Markets Equity ESG Fund	None

	Ashmore Emerging Markets Low Duration Fund	None

	Ashmore Emerging Markets Debt Fund	None

	Ashmore Emerging Markets Corporate Income ESG Fund	None

Michael Chamberlin	Ashmore Emerging Markets Total Return Fund	Over $100,000

	Ashmore Emerging Markets Local Currency Bond Fund	None

	Ashmore Emerging Markets Corporate Income Fund	None

	Ashmore Emerging Markets Short Duration Fund	None

	Ashmore Emerging Markets Active Equity Fund	None	Over $100,000

	Ashmore Emerging Markets Small-Cap Equity Fund	None

	Ashmore Emerging Markets Frontier Equity Fund	None

	Ashmore Emerging Markets Equity Fund	Over $100,000

	Ashmore Emerging Markets Equity ESG Fund	None

	Ashmore Emerging Markets Low Duration Fund	None

	Ashmore Emerging Markets Debt Fund	None

	Ashmore Emerging Markets Corporate Income ESG Fund	None

Joseph Grainger	Ashmore Emerging Markets Total Return Fund	$50,001-$100,000

	Ashmore Emerging Markets Local Currency Bond Fund	None

	Ashmore Emerging Markets Corporate Income Fund	None

	Ashmore Emerging Markets Short Duration Fund	None

	Ashmore Emerging Markets Active Equity Fund	None	$50,001-$100,000

	Ashmore Emerging Markets Small-Cap Equity Fund	None

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Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

	Ashmore Emerging Markets Frontier Equity Fund	None

	Ashmore Emerging Markets Equity Fund	$10,001-$50,000

	Ashmore Emerging Markets Equity ESG Fund	None

	Ashmore Emerging Markets Low Duration Fund	None

	Ashmore Emerging Markets Debt Fund	None

	Ashmore Emerging Markets Corporate Income ESG Fund	None

George Grunebaum	Ashmore Emerging Markets Total Return Fund	None

	Ashmore Emerging Markets Local Currency Bond Fund	None

	Ashmore Emerging Markets Corporate Income Fund	None

	Ashmore Emerging Markets Short Duration Fund	$50,001-$100,000

	Ashmore Emerging Markets Active Equity Fund	None	$100,000

	Ashmore Emerging Markets Small-Cap Equity Fund	None

	Ashmore Emerging Markets Frontier Equity Fund	$100,000

	Ashmore Emerging Markets Equity Fund	None

	Ashmore Emerging Markets Equity ESG Fund	None

	Ashmore Emerging Markets Low Duration Fund	None

	Ashmore Emerging Markets Investment Debt Fund	None

	Ashmore Emerging Markets Corporate Income ESG Fund	None

Stephen Hicks	Ashmore Emerging Markets Total Return Fund	None

	Ashmore Emerging Markets Local Currency Bond Fund	None

	Ashmore Emerging Markets Corporate Income Fund	None

	Ashmore Emerging Markets Short Duration Fund	None

	Ashmore Emerging Markets Active Equity Fund	None	None

	Ashmore Emerging Markets Small-Cap Equity Fund	None

	Ashmore Emerging Markets Frontier Equity Fund	None

	Ashmore Emerging Markets Equity Fund	None

	Ashmore Emerging Markets Equity ESG Fund	None

	Ashmore Emerging Markets Low Duration Fund	None

	Ashmore Emerging Markets Debt Fund	None

	Ashmore Emerging Markets Corporate Income ESG Fund	None

(1)	The term “Family of Investment Companies” as used in this SAI includes each Fund of the Trust.

To the Trust’s knowledge as of December 31, 2023, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust.

Trustees’ Compensation

For the fiscal year ended October 31, 2023, the Trustees who are not employees of the Investment Manager or its affiliates received an annual retainer of $67,000 for their services as Trustees of the Trust and the chairs of the Audit Committee and Contracts Review Committee and the Lead Independent Trustee each received an annual retainer of $5,000. In addition, Mr. Hicks receives compensation from Ashmore Group for his service as a Trustee of the Trust and for his service as a trustee of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

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The following table sets forth information regarding compensation for the most recent fiscal year received from the “Fund Complex” by Trustees. (Interested Trustees who are employees of the Investment Manager or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Investment Manager and its affiliates.)

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from Trust and Fund Complex Paid to Trustee
Yeelong Balladon	$72,000	$72,000
Michael Chamberlin	$72,000	$72,000
Joseph Grainger	$72,000	$72,000

The Declaration of Trust provides that the Trust shall indemnify its Trustees and officers against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which they may be or may have been involved as a party or otherwise, while in office or thereafter, because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Additional Information

The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ Investment Manager, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This SAI has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of the Funds. Neither the Prospectus, this SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

THE INVESTMENT MANAGER

Under the terms of an Investment Management Agreement between the Trust and the Investment Manager with respect to each Fund (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Ashmore Investment Advisors Limited serves as each Fund’s investment manager and is responsible for managing, either directly or through others selected by it, the investments of each Fund. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE. Ashmore Investment Advisors Limited is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of Ashmore Group, a company incorporated in England and Wales, which is listed on the official list of the UK listing authority and admitted to trading on the London Stock Exchange. As of December 31, 2023, the Investment Manager had under management assets of approximately $2.0 billion and the Investment Manager and its advisory affiliates that are owned by Ashmore Group had under management assets of approximately $54.0 billion in the aggregate.

Investment Management Agreement

Under the Investment Management Agreement between the Trust, on behalf of the Funds, and the Investment Manager, the Investment Manager, at its expense, provides each Fund with investment advisory services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Funds, and in addition, at its expense, provides the Funds with certain services necessary for the operation of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, independent auditors, legal counsel and others.

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Management Fees

Under the Investment Management Agreement, the Investment Manager is required to continuously furnish each Fund with an investment program, either directly or through others selected by it, consistent with the investment objective, policies and restrictions of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of each Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish.

For the services provided to the Funds under the Investment Management Agreement, each Fund currently pays the Investment Manager a monthly fee based on the Fund’s average daily net assets at the following annual rates:

	Contractual Management Fee		Net Management Fee (after waivers and recoupments)
Ashmore Emerging Markets Total Return Fund	1.00%		0.79%
Ashmore Emerging Markets Local Currency Bond Fund	0.75	%(1)	0.00%
Ashmore Emerging Markets Corporate Income Fund	0.85%		0.52%
Ashmore Emerging Markets Short Duration Fund	0.65%		0.27%
Ashmore Emerging Markets Active Equity Fund	1.00%		0.41%
Ashmore Emerging Markets Small-Cap Equity Fund	1.25	%(2)	0.00%
Ashmore Emerging Markets Frontier Equity Fund	1.50%		0.99%
Ashmore Emerging Markets Equity Fund	1.00	%(3)	0.63%
Ashmore Emerging Markets Equity ESG Fund	1.00	%(3)	0.00%
Ashmore Emerging Markets Low Duration Fund	0.65%		0.00%
Ashmore Emerging Markets Debt Fund	0.65	%(4)	0.05%
Ashmore Emerging Markets Corporate Income ESG Fund	0.85%		0.00%

(1)	Prior to February 28, 2023, the contractual management fee was 0.95% of average daily net assets.
(2)	Prior to February 28, 2023, the contractual management fee was 1.50% of average daily net assets.
(3)	Prior to February 28, 2023, the contractual management fee was 1.15% of average daily net assets.
(4)	Prior to August 1, 2023, the contractual management fee was 0.70% of average daily net assets.

Expense Limitations and Waivers

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for certain other expenses to the extent that a Fund’s Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, custodial credits, transfer agency credits, expense offset arrangements, and extraordinary expenses, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses) for the Fund’s Class A, Class C and Institutional Class Shares exceed the percentage of the average daily net assets attributable to the particular share class shown below. Under the Expense Limitation Agreement, the Investment Manager may recoup amounts waived or reimbursed for 36 months following the end of the month when the waiver or reimbursement occurred, provided total expenses, including such recoupment, do not exceed the annual expense limit, and further that expenses may be recouped only if and to the extent that the expense ratio at the time of such recoupment is less than the annual expense limit in place at the time such expenses were waived or reimbursed. The contractual expense limitation arrangement is expected to continue until at least February 28, 2025. The arrangement may be terminated by the Trust, subject to approval by the Board of Trustees of the Trust, upon ninety (90) days’ written notice to the Investment Manager. The expense limitation arrangement may be terminated before February 28, 2025 only by the Board of Trustees.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Local Currency Bond Fund	1.02%	1.77%	0.77%
Ashmore Emerging Markets Corporate Income Fund	1.12%	1.87%	0.87%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.52%	2.27%	1.27%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Fund	1.27%	2.02%	1.02%

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Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Equity ESG Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Low Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Debt Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Corporate Income ESG Fund	1.12%	1.87%	0.87%

The Investment Manager makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Investment Manager pays the compensation and expenses of officers and executive employees of the Trust who are employees of the Investment Manager or its affiliates. The Investment Manager also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Trust is responsible for all of its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; any expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Investment Manager; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund’s assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Investment Management Agreement provides that the Investment Manager shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Investment Management Agreement may be terminated with respect to each Fund without penalty by vote of the Trustees, by the shareholders of the applicable Fund, or by the Investment Manager, on 60 days’ written notice. The Investment Management Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Management Agreement may be amended only by a vote of the shareholders of the relevant Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of the Fund. The Investment Management Agreement provides that it will continue in effect from year to year (after an initial two year period) with respect to each Fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the relevant Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or the Investment Manager under the 1940 Act. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in the 1940 Act).

The following table sets forth the amount of the management fees earned by the Investment Manager for the last three fiscal years.

Fund	Year Ended 10/31/23(2)	Year Ended 10/31/22(2)	Year Ended 10/31/21(2)
Ashmore Emerging Markets Total Return Fund	$4,911,140	$7,685,326	$13,260,494
Ashmore Emerging Markets Local Currency Bond Fund	$76,648	$62,114	$87,641
Ashmore Emerging Markets Corporate Income Fund	$718,948	$1,820,663	$3,621,570
Ashmore Emerging Markets Short Duration Fund	$388,786	$560,989	$1,491,668
Ashmore Emerging Markets Active Equity Fund	$454,251	$877,840	$951,063
Ashmore Emerging Markets Small-Cap Equity Fund	$118,156	$133,218	$162,410
Ashmore Emerging Markets Frontier Equity Fund	$1,036,430	$1,119,197	$991,506
Ashmore Emerging Markets Equity Fund	$1,163,908	$1,331,083	$1,325,046
Ashmore Emerging Markets Equity ESG Fund	$113,763	$133,131	$173,065
Ashmore Emerging Markets Low Duration Fund	$61,362	$62,439	$68,797
Ashmore Emerging Markets Debt Fund	$118,818	$127,610	$143,752
Ashmore Emerging Markets Corporate Income ESG Fund(1)	$60,438	$67,726	$56,493

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The following table sets forth the amount of the management fees waived and other expenses paid by the Investment Manager for the last three fiscal years.

Fund	Year Ended 10/31/23(3)	Year Ended 10/31/22(3)	Year Ended 10/31/21(3)
Ashmore Emerging Markets Total Return Fund	$(1,023,234)	$(1,119,411)	$(1,209,234)
Ashmore Emerging Markets Local Currency Bond Fund	$(168,860)	$(121,907)	$(152,924)
Ashmore Emerging Markets Corporate Income Fund	$(276,983)	$(345,989)	$(361,106)
Ashmore Emerging Markets Short Duration Fund	$(228,856)	$(216,728)	$(203,439)
Ashmore Emerging Markets Active Equity Fund	$(266,050)	$(220,507)	$(208,770)
Ashmore Emerging Markets Small-Cap Equity Fund	$(150,305)	$(110,918)	$(100,902)
Ashmore Emerging Markets Frontier Equity Fund	$(355,358)	$(342,706)	$(238,815)
Ashmore Emerging Markets Equity Fund	$(412,520)	$(280,776)	$(172,553)
Ashmore Emerging Markets Equity ESG Fund	$(121,592)	$(110,142)	$(148,942)
Ashmore Emerging Markets Low Duration Fund	$(91,077)	$(77,472)	$(75,473)
Ashmore Emerging Markets Debt Fund	$(103,221)	$(86,233)	$(155,066)
Ashmore Emerging Markets Corporate Income ESG Fund(1)	$(85,004)	$(99,997)	$(146,750)

The following table sets forth the amount of the management fees waived and other expenses paid by the Investment Manager for the last three fiscal years that remain subject to reimbursement by the Fund.

Fund	Year Ended 10/31/23(4)	Year Ended 10/31/22(4)	Year Ended 10/31/21(4)
Ashmore Emerging Markets Total Return Fund	$1,023,234	$1,119,411	$1,209,234
Ashmore Emerging Markets Local Currency Bond Fund	$168,860	$121,907	$152,924
Ashmore Emerging Markets Corporate Income Fund	$276,983	$345,989	$361,106
Ashmore Emerging Markets Short Duration Fund	$228,856	$216,728	$203,439
Ashmore Emerging Markets Active Equity Fund	$266,050	$220,507	$208,770
Ashmore Emerging Markets Small-Cap Equity Fund	$150,305	$110,918	$100,902
Ashmore Emerging Markets Frontier Equity Fund	$355,358	$342,706	$238,815
Ashmore Emerging Markets Equity Fund	$412,520	$280,776	$172,553
Ashmore Emerging Markets Equity ESG Fund	$121,592	$110,142	$148,942
Ashmore Emerging Markets Low Duration Fund	$91,077	$77,472	$75,473
Ashmore Emerging Markets Debt Fund	$103,221	$86,233	$155,066
Ashmore Emerging Markets Corporate Income ESG Fund(1)	$85,004	$99,997	$146,750

(1)	Ashmore Emerging Markets Corporate Income ESG Fund commenced operations on February 28, 2021.
(2)	Before giving effect to any reimbursement or waiver by the Investment Manager.
(3)	The amount shown represents management fees waived or expenses reimbursed by the Investment Manager pursuant to the Fund’s expense limitation agreement.
(4)	The amount shown represents management fees waived or expenses reimbursed by the Investment Manager that remain subject to reimbursement by the Fund pursuant to its expense limitation agreement.

Administrative Services

The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides administrative services necessary for the operation of each Fund, including recordkeeping, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. The Administrator provides the Funds with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon 90 days’ written notice to the other party.

Under the Administration and Accounting Services Agreement, each Fund pays the Administrator out of its assets an annual fee of 0.02% of the Fund’s aggregate net assets.

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The following table sets forth the amount of the administrative fees paid by the Trust to the Administrator for the last three fiscal years.

Fund	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Ashmore Emerging Markets Total Return Fund	$103,367	$154,264	$266,436
Ashmore Emerging Markets Local Currency Bond Fund	$1,870	$1,309	$3,239
Ashmore Emerging Markets Corporate Income Fund	$18,741	$36,960	$66,381
Ashmore Emerging Markets Short Duration Fund	$11,987	$18,554	$48,583
Ashmore Emerging Markets Active Equity Fund	$9,369	$17,608	$18,094
Ashmore Emerging Markets Small-Cap Equity Fund	$1,832	$1,758	$2,623
Ashmore Emerging Markets Frontier Equity Fund	$14,160	$14,546	$13,489
Ashmore Emerging Markets Equity Fund	$22,624	$23,052	$22,065
Ashmore Emerging Markets Equity ESG Fund	$2,220	$2,305	$2,770
Ashmore Emerging Markets Low Duration Fund	$1,906	$1,911	$2,135
Ashmore Emerging Markets Debt Fund	$3,513	$3,608	$4,122
Ashmore Emerging Markets Corporate Income ESG Fund(1)	$1,451	$1,589	$1,332

(1)	Ashmore Emerging Markets Corporate Income ESG Fund commenced operations on February 28, 2021.

PORTFOLIO MANAGERS

Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund:

Investment decisions for the Funds are made on a collective basis by the Investment Committee, together with the relevant portfolio managers, rather than by individuals acting independently. The following individual members of the Investment Committee (collectively, the “Investment Committee Members”) have oversight of investment decisions across the Funds:

Name	Recent Professional Experience
Mark Coombs	Mr. Coombs is the Investment Manager’s Chief Executive Officer and the Chairman of its Investment Committee. Mr. Coombs has been involved in Emerging Markets since joining Grindlays Bank plc in 1983. Following its acquisition by Australia and New Zealand Banking Group Limited (ANZ), Mr. Coombs was appointed Head of Emerging Markets Group for ANZ Merchant Bank Limited in 1988 and, in 1991 became Head of the International Merchant Banking Division of ANZ Grindlays Bank plc and, in 1997, Head of Markets for ANZ Group. He was appointed to the Board of Emerging Markets Trade Association in 1993 and Co-Chair in 2001. Ashmore was the subject of an MBO from ANZ in 1999 and listed on the London Stock Exchange in 2006. He has been Chairman of the Investment Committee since he established the business within ANZ in 1992 and is responsible for setting the overall investment strategy of funds managed. Mr. Coombs holds an MA (Hons) in Law from Cambridge University. He is currently a Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs, together with the relevant portfolio managers, participates in the security selection process for each of the Funds.

Ricardo Xavier	Mr. Xavier is the Deputy Chairman of the Investment Committee. He joined Ashmore in 2003 and has over 30 years’ experience in Emerging Markets trading, including Local Currency Fixed Income, USD Debt and Equities. Prior to joining Ashmore, he worked for Unibanco in New York, as an Equity Trader focused on Latin America. He also worked for Deutsche Bank and Morgan Grenfell, where he managed a USD 200m Local Currency Fund. He started his career in 1993 at Citibank, based in Sao Paulo, Brazil. Mr. Xavier has a degree in Business Administration, with specialisation in Finance. Mr. Xavier, together with the relevant portfolio managers, participates in the security selection process for Funds which invest in local currency denominated instruments.

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Name	Recent Professional Experience
Herbert Saller	Mr. Saller, Senior Portfolio Manager, Head of External Debt strategy and a Member of the Investment Committee. He joined Ashmore in 2002 from Foreign & Colonial where, for the last four years, he was a portfolio manager for global Emerging Market sovereign and corporate debt. Prior to Foreign & Colonial he spent seven years as a proprietary trader for Hypovereinsbank, Munich where he originally started as a banker in 1985. Mr. Saller holds a degree in business management from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest	Mr. Forrest, Senior Portfolio Manager, Head of Corporate Debt strategy and a Member of the Investment Committee. He joined Ashmore in 2006 after 13 years at JP Morgan where he was Vice President – Situational Finance, with a focus on credit intensive corporate situations in CEEMEA geographies. Prior to this, he had broad experience across capital markets in origination, structuring, execution, syndication, risk management and credit within loan and high yield markets and in Emerging Markets. Mr. Forest has a BA (Hons) in Russian & French from Oxford University. Mr. Forrest has a BA (Hons) in Russian & French from Oxford University

Cemil Urganci	Mr. Urganci, Senior Portfolio Manager, Head of Local Currency strategy and a Member of the Investment Committee. He joined Ashmore in 2006 after 8 years at HSBC. Mr. Urganci has experience in Emerging Markets trading and market making, including local currency and external debt, interest rate and currency derivatives. He started his career at HSBC Bank AS Istanbul/Turkey in 1997 and worked at HSBC Bank London between 2004 and 2006. Mr. Urganci has a BSc degree in Industrial Engineering from Bogazici University.

Fernando Assad	Mr. Assad, Senior Portfolio Manager, Head of the Multi-Asset and Active Equity strategies and a Member of the Investment Committee. He joined Ashmore in 2007 as an equity portfolio manager after six years at Morgan Stanley where he was a Vice President responsible for management of Emerging Market equities and the launch of the Global Emerging and Convergence Opportunities portfolio within Global Wealth Management in London. Prior to this he worked for SG Asset Management Emerging Markets and worked as an intern in Merrill Lynch Broker Services. Mr. Assad is a CFA Charterholder and has a BA in Economics from the American International University in London. Mr. Assad is a CFA Charterholder and has a BA in Economics from the American International University in London.

Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund:

Investment decisions for the Funds are made by the individuals listed below.

Fund	Portfolio Manager	Since	Recent Professional Experience
Ashmore Emerging Markets Active Equity Fund	Fernando Assad	November 2016	See above.

Ashmore Emerging Markets Small-Cap Equity Fund	Patrick Cadell	November 2017	Patrick Cadell, Portfolio Manager, joined Ashmore in 2017. Prior to joining the Investment Manager, he joined the J.P. Morgan investment bank analyst training programme in 2008 and worked at J.P. Morgan Cazenove as a Corporate Finance Analyst on the UK Financial Institutions Team. In 2010 Mr. Cadell moved to Nevsky Capital as an Investment Analyst covering Emerging Asian Equities. The team he was part of then moved to Thames River Capital which was subsequently acquired by Foreign and Colonial where he progressed into a Portfolio Management role. In 2015, Mr. Cadell joined Liontrust Investment Partners as a Partner and Portfolio Manager, where he was part of a team managing an EM Equity Fund. Mr. Cadell gained a 1st Class BSc in Economics from University College London.

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Fund	Portfolio Manager	Since	Recent Professional Experience
	Dhiren Shah	November 2017	Dhiren Shah, Portfolio Manager, Head of the Emerging Markets Equity and Emerging Markets Small Cap strategies, joined Ashmore in 2017. Mr. Shah joined Merrill Lynch Investment Managers (now BlackRock) in 2001. Throughout his career, he has been involved in the management of a range of Emerging Markets Equity products for both retail and institutional clients. In recent roles, Mr. Shah also had the responsibility as co-head and head of research for the Global Emerging Markets team. He is a CFA charter holder and gained a 1st in Economics from University College London.

Ashmore Emerging Markets Frontier Equity Fund	Andy Brudenell	December 2015	Andy Brudenell is the Portfolio Manager of the Investment Manager and Head of Frontier Markets strategies. Prior to joining Ashmore in 2015, he was head of the Global Frontier Equity Strategy, and Lead Portfolio Manager at HSBC Global Asset Management. He has been in the investment industry since 1997 and has 15 years of investing experience in Frontier Markets. Prior to joining HSBC, he worked as a US Fund Manager at Scudder Investments and as an Asia Pacific Equities Analyst and Global Equities Portfolio Manager at Deutsche Asset Management. He holds an MSc from the London School of Economics and is a CFA Charterholder.

Ashmore Emerging Markets Equity Fund	Dhiren Shah	November 2017	See above.

Ashmore Emerging Markets Equity ESG Fund	Dhiren Shah	January 2020	See above.

Ashmore Emerging Markets Equity ESG Fund	Patrick Cadell	February 2021	See above.

Other Accounts Managed

The following tables show information regarding other accounts managed by the Investment Committee Members and the Portfolio Managers as of October 31, 2023 unless otherwise noted:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Investment Committee
(Mark Coombs, Ricardo Xavier, Herbert Saller, Robin Forrest and Fernando Assad)	2	$65,265,885	46	$6,342,775,841	75	$37,101,296,258
Andy Brudenell	0	$0	3	$111,017,625	0	$0
Patrick Cadell	0	$0	3	$158,042,005	1	$101,821,758
Dhiren Shah	0	$0	3	$158,042,005	1	$101,821,758

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Accounts and Assets for which the Advisory Fee is Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Investment Committee
(Mark Coombs, Ricardo Xavier, Herbert Saller, Robin Forrest and Fernando Assad)	0	$0	9	$946,767,289	12	$ $	6,227,822,0 68
Andy Brudenell	0	$0	0	$0	0		$0
Patrick Cadell	0	$0	0	$0	0		$0
Dhiren Shah	0	$0	0	$0	0		$0

Material Conflicts of Interest

The following summarizes the policies of the Investment Manager for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Investment Manager has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Investment Manager seeks to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Investment Manager conflicts with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Investment Manager conflicts with those of another of the Investment Manager’s clients (client vs. client conflicts). The Investment Manager has policies and arrangements in place to identify and manage conflicts of interest that may arise between the Investment Manager and its clients or between the Investment Manager’s different clients. The Investment Manager has a policy of independence that requires the Investment Manager’s staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

The Investment Manager places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of the Investment Manager conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions

The Investment Manager acts as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Investment Manager may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Investment Manager’s remuneration based thereon, the Investment Manager will at all times have regard to its obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal

The Investment Manager may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Investment Manager may also co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of a client fund’s assets. The Investment Manager’s return on investment in a client fund will be determined by reference to the investment decisions the Investment Manager makes for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. The Investment Manager’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

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Staff personal investments

Certain directors and employees of the Investment Manager or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments

The Investment Manager may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments

Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Investment Manager’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Investment Manager’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients

The Investment Manager may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Investment Manager or an affiliated company is the manager or investment manager (for example for a fund of fund).

The Investment Manager may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Investment Manager determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Investment Manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice

In providing the above set of principles through which the Investment Manager intends to manage any potential conflicts of interest, the Investment Manager intends that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Investment Manager makes no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Investment Manager and any client.

Compensation

The Investment Committee Members are compensated by the Investment Manager through capped fixed annual salaries, which are set in line with their respective positions and seniority, as well as through performance-based annual bonuses (comprised of cash and deferred shares in Ashmore Group, which are restricted from sale for five years) determined at the discretion of Ashmore Group’s Awards Committee and, in the case of the Chief Executive himself, as head of the

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Investment Committee, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group. The determination of an Investment Committee Member’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s results. This assessment is performed on a continuous basis, as well as through a formal annual review.

As of October 31, 2023, the Investment Committee Members and the Portfolio Managers did not beneficially own any securities issued by the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICE

Selection of Brokers

The Investment Manager, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation

The Investment Manager may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Investment Manager. In such cases, the Investment Manager may, but is under no obligation to, aggregate all such transactions in order to seek the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by the Investment Manager to be fair and equitable over time.

Brokerage and Research Services

Certain transactions involve the payment by the Funds of negotiated brokerage commissions. The Investment Manager may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of debt securities or securities traded in the over-the-counter markets, but the price paid by a Fund usually includes a spread or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Manager places all orders for the purchase and sale of portfolio securities through its approved brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, the Investment Manager considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. The revised European Union (“EU”) Markets in Financial Instruments Directive (MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. The Investment Manager does not cause the Funds to pay any brokers for investment research services and bears the cost of any investment research it receives.

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The amount of brokerage commissions and fees paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal year indicated below, the amount of commissions and fees paid by certain Funds was as follows:

Fund	Brokerage Commissions Paid for Fiscal Year Ended 10/31/23	Brokerage Commissions Paid for Fiscal Year Ended 10/31/22	Brokerage Commissions Paid for Fiscal Year Ended 10/31/21
Ashmore Emerging Markets Active Equity Fund	$728,134	$164,641	$140,418
Ashmore Emerging Markets Small-Cap Equity Fund	$8,301	$4,207	$7,225
Ashmore Emerging Markets Frontier Equity Fund	$118,648	$89,842	$138,937
Ashmore Emerging Markets Equity Fund	$85,326	$92,578	$66,033
Ashmore Emerging Markets Equity ESG Fund	$5,523	$6,035	$5,965
Ashmore Emerging Markets Total Return Fund	$605,723,096	N/A	$11.56

Fund		Brokerage Fees Paid for Fiscal Year Ended 10/31/22	Brokerage Fees Paid for Fiscal Year Ended 10/31/21
Ashmore Emerging Markets Active Equity Fund	$72,813	$293,045	$283,481
Ashmore Emerging Markets Small-Cap Equity Fund	$8,301	$10,927	$14,117
Ashmore Emerging Markets Frontier Equity Fund	$605,723,096	$106,813	$138,937

Fund	Brokerage Commissions Paid for Fiscal Year Ended 10/31/23	Brokerage Commissions Paid for Fiscal Year Ended 10/31/22	Brokerage Commissions Paid for Fiscal Year Ended 10/31/21
Ashmore Emerging Markets Equity Fund	$85,326	$157,243	$104,939
Ashmore Emerging Markets Equity ESG Fund	$5,523	$7,603	$10,325

No commissions were paid by the Funds to any direct or indirect “affiliated” person (as defined in the 1940 Act) of the Funds for the fiscal year ended October 31, 2023.

For the fiscal year ended October 31, 2023, none of the Funds held securities of its regular brokers or dealers, as defined in Rule 10b-1 of the 1940 Act, or of their parents.

DISTRIBUTION OF TRUST SHARES AND MULTIPLE SHARE CLASSES

Distributor and Distribution Contract

Ashmore Investment Management (US) Corporation (“AIMUS” or the “Distributor”), located at 475 Fifth Avenue, 15th Floor, New York, New York 10017, serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (as amended, the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Ashmore Group and an affiliate of the Investment Manager. The Distributor is a broker-dealer registered with the Securities and Exchange Commission.

The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

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The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Distribution Contract or the 12b-1 Plans (as defined below), by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or share classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

Multiple Share Classes – Class A, Class C and Institutional Class Shares

The Trust currently offers the following classes of shares of each of the Funds: Class A Shares, Class C Shares and Institutional Class Shares.

Class A and Class C Shares of the Trust are offered primarily through financial intermediaries that have dealer or other agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Class A and Class C Shares are subject to initial sales charges (Class A Shares only), contingent deferred sales charges (CDSCs) and ongoing distribution and/or servicing fees as described below and in the Prospectus.

Institutional Class Shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class Shares may also be offered through certain fund networks and other financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional Class Shares are not subject to any sales charges or ongoing distribution and/or servicing fees.

Multi-Class Plan

The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act which sets forth the separate arrangements, expense allocations and other features of the Trust’s share classes. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund, all other expenses are allocated to each class on the basis of the fair value of the settled shares of that class in relation to the settled shares net asset value of the particular Fund. For Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund, all other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

The alternative share class and related purchase arrangements described in the Prospectus and in this SAI are designed to enable investors to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including, without limitation, the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds.

If an investor qualifies (through satisfying applicable investment minimums or otherwise) to invest in Institutional Class Shares of the Funds, the investor should choose Institutional Class Shares over either Class A or Class C Shares due

72

to the lower fees and expenses associated with Institutional Class Shares. Generally, when making an investment decision as between Class A and Class C Shares, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus contingent deferred sales charges (CDSCs) on Class C Shares, the initial sales charge plus accumulated servicing fees on Class A Shares, and the difference in the CDSCs applicable to Class A (in certain circumstances) and Class C Shares, among other factors.

Investors should understand that initial sales charges, distribution and/or servicing fees and CDSCs (Class A and Class C Shares) imposed with respect to Class A and Class C Shares are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

In determining which class of shares of the Funds to purchase, an investor should always consider whether any waiver or reduction of an initial sales charge or a CDSC, as applicable, is available as described below.

Additional Information About Automatic Conversion of Class C Shares Into Class A Shares

All Class C shares of a Fund held in accounts directly with the Trust’s transfer agent will automatically convert to Class A shares of the same Fund on or about the first business day of the month following the eight-year anniversary of purchase. All Class C shares of a Fund held through a financial intermediary (subject to the exceptions noted below) will automatically convert to Class A shares of the same Fund following the eight-year anniversary of purchase. Although the timing of this conversion may differ from the timing stated above, it is expected to occur during the month following the eight-year anniversary of purchase. Such conversions will be effected on the basis of the relative net asset values of the Class C and Class A shares involved in the conversion. When Class C shares convert, any other Class C shares that were acquired by the shareholder by the reinvestment of dividends or distributions will also convert to Class A shares.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the applicable Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account in certain instances do not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Initial Sales Charges – Class A Shares

As described in the Prospectus, Class A Shares of the Funds are sold at a public offering price equal to their net asset value per share plus an initial sales charge (unless a waiver applies as specified below) according to the following schedule.

All Funds, except Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund:

Amount of Purchase	Sales Charge as a % of Net Amount Invested	Sales Charge as a % of Public Offering Price	Discount or Commission to Dealers as a % of Public Offering Price*
$0–$99,999	4.17%	4.00%	3.50%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.25%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00%**

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

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**

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A Shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Equity ESG Fund:

Amount of Purchase	Sales Charge as a % of Net Amount Invested	Sales Charge as a % of Public Offering Price	Discount or Commission to Dealers as a % of Public Offering Price*
$0–$99,999	5.54%	5.25%	4.50%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.25%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00%**

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
**

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A Shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Low Duration Fund:

Amount of Purchase	Sales Charge as a % of Net Amount Invested	Sales Charge as a % of Public Offering Price	Discount or Commission to Dealers as a % of Public Offering Price*
$0–$99,999	2.30%	2.25%	2.00%
$100,000–$249,999	1.27%	1.25%	1.10%
$250,000–$499,999	1.01%	1.00%	0.90%
$500,000 +	0.00%	0.00%	0.00%**

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
**

The Distributor will pay a commission to dealers that sell amounts of $500,000 or more of Class A Shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A Shares purchased by investors (i.e., the gross purchase price minus any applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period.

During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A Shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. For Class A Shares, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

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Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

No initial sales charge is imposed on purchases of Class C or Institutional Class Shares.

The Trust commenced offering Class A Shares of all Funds before the most recent fiscal year end, and the Distributor has received $91 in initial sales charges with respect to sales of Class A Shares for the year ended October 31, 2023.

Waivers or Reductions of Initial Sales Charges on Class A Shares

Under the circumstances described below, investors may be entitled to a complete waiver or to pay reduced initial sales charges with respect to purchases of Class A Shares. These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers. Investors investing in the Fund through an intermediary should consult “Class A Shares: Broker-Defined Sales Charge Waiver Policies,” below, which includes information regarding broker-defined sales charges and related discount policies that apply to purchases of Class A Shares through certain intermediaries.

Class A Shares Sales at Net Asset Value

Each Fund may sell its Class A Shares at net asset value without a sales charge to certain categories of investors as set forth below:

(i)

current or retired officers, trustees, directors or employees of the Trust, the Investment Manager or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii)	current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii)

trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor or the Investment Manager with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv)

participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v)

client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor or the Investment Manager has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi)	accounts for which the company that serves as trustee or custodian either (a) is affiliated with the Investment Manager, or (b) has a specific agreement to that effect with the Distributor; and

(vii)	investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” below.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A Shares of the Funds to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Right of Accumulation and Combined Purchase Privilege (Initial Sales Charge Breakpoints)

A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A Shares (the “Combined Purchase Privilege”) by combining concurrent purchases of Class A Shares of one or more of the Funds into a single

75

purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A Shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A Shares of a Fund with the current aggregate net asset value of all Class A, Class C and Institutional Class Shares of any Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i)

an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a plan investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent

An investor may also obtain a reduced sales charge on purchases of Class A Shares of the Funds by means of a written Letter of Intent, which expresses an intention to invest not less than $100,000 within a period of 13 months in Class A Shares of any Fund. The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of Class A Shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. At the investor’s option, a Letter of Intent may include purchases of Class A Shares of any Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $150,000 in Class A Shares of any Fund (except the Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Low Duration Fund), you and your spouse each purchase Class A Shares of a Fund worth $45,000 (for a total of $90,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A Shares of any of the Funds to qualify for the 3.50% sales charge on the total amount being invested (i.e., $150,000). A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is $100,000 within a period of 13 months. Up to 4% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A Shares of a Fund, the investor should complete the appropriate portion of the Account Application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Trust’s transfer agent at 866-876-8294 or any financial intermediary participating in this program.

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Shares purchased or held through an employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege

A Class A shareholder who has caused any or all of his shares of the Funds to be redeemed may reinvest all or any portion of the redemption proceeds in Class A Shares of any Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. In addition, there is no sales charge on Class A Shares if they are bought with proceeds from the sale of Institutional Class Shares of a Fund or acquired in an exchange of Institutional Class Shares of a Fund for Class A Shares of the same Fund, but only if the purchase is made within 120 calendar days of the sale or distribution. Class A Shares will be sold to a reinvesting shareholder at the net asset value next determined. See “How the Funds’ Shares are Priced” in the Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for U.S. federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. An investor may exercise the reinstatement privilege by written request sent to the Trust’s transfer agent or to the investor’s financial intermediary.

Notifications Regarding Waivers or Discounts of Initial Sales Charges on Class A Shares

In many cases, neither the Trust, the Distributor nor the Trust’s transfer agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a particular purchase of Class A Shares of the Funds.

An investor or financial intermediary must notify the Trust’s transfer agent whenever a quantity discount or reduced sales charge is applicable to a purchase of Class A Shares and must provide the transfer agent with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A Shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge.

The quantity discounts and commission schedules described above may be modified or terminated at any time by the Trust in its discretion.

Class A Shares: Broker-Defined Sales Charge Waiver Policies

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

●

Employer-sponsored retirement, deferred compensation and employee benefit · plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

●	Shares purchased through a Merrill Lynch affiliated investment advisory program

●

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

●	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

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●	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

●	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

●	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

●

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code

●	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

●	Shares acquired through a right of reinstatement

●	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

●

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus

●

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Contingent Deferred Sales Charges (CDSCs) – Class A and Class C

As described in the Prospectus, a contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A and Class C Shares. A CDSC does not apply to Institutional Class Shares.

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A Shares (for all Funds except the Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Low Duration Fund) or $500,000 or more of Class A Shares (for the Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Low Duration Fund) (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A Shares without an initial sales charge or if you are eligible for a waiver of the CDSC.

Unless a waiver applies, if you sell (redeem) your Class C Shares within one year of the purchase of the shares, you will pay a 1% CDSC.

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No CDSC is currently imposed upon redemptions of Institutional Class Shares

Because CDSCs are calculated on a Fund-by-Fund basis, instead of redeeming an investment from a Fund and making no reinvestment in the Funds, shareholders should consider whether to exchange shares of one Fund for shares of another Fund of the Trust if such an exchange would reduce or delay the payment of any CDSC applicable to such redemption.

The Trust commenced offering Class A and Class C Shares of all Funds before the most recent fiscal year end and the Distributor has received $910 in CDSCs with respect to redemptions of Class A or Class C Shares for the year ended October 31, 2023.

Calculation of CDSCs

As described above, whether a CDSC is imposed on Class A or Class C Shares and the amount of the CDSC will depend, in part, on the number of years or months since the investor purchased the shares being redeemed. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A or Class C Shares is paid to the Distributor. For investors investing in Class A or Class C Shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Waiver of Contingent Deferred Sales Charges (CDSCs)

The CDSC applicable to Class A and Class C Shares is currently waived for:

(i)

any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C Shares;

(ii)	any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii)

any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv)

any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v)	any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi)

affiliates of the Trust, the Investment Manager, and the Distributor and redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Investment Manager and the Distributor;

(vii)

redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size as specified in the Prospectus;

(viii)	involuntary redemptions caused by operation of law;

(ix)	redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

79

(x)

redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xi)

a redemption by a holder of Class A or Class C Shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xii)

a redemption by a holder of Class A or Class C Shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

(xiii)

an intra-Fund exchange of Class A or Class C Shares for Institutional Class Shares where the financial intermediary has agreed to reimburse the Distributor for a portion of any CDSC that the Distributor would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by the Distributor to the financial intermediary in connection with the initial sale of the Class A or Class C Shares.

Exempt Transactions; No CDSCs or Payments to Brokers

In addition to the waivers noted above, investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

●

A redemption by a holder of Class A or Class C Shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

Distribution and Servicing Plans for Class A and Class C Shares

As stated in the Prospectus, Class A and Class C Shares of the Funds are continuously offered, including through participating brokers that are members of the FINRA and that have dealer or other agreements with the Distributor, or that have agreed to act as introducing brokers, and through other financial intermediaries.

Pursuant to separate Distribution and Servicing Plans for Class A and Class C Shares (each a “12b-1 Plan”), the Distributor receives (i) in connection with the distribution of Class C Shares of the Funds, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A and Class C shareholders of the Funds and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A and Class C Shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class C Shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A Shares. In the case of Class A Shares, these parties are also compensated based on the amount of an initial sales charge reallowed by the Distributor, except in cases where Class A Shares are sold without an initial sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A Shares without a sales charge). In the case of Class C Shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A and Class C Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Each 12b-1 Plan may be terminated with respect to any Fund to which the 12b-1 Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Distribution Contract (“disinterested 12b-1 Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any 12b-1 Plan that would materially increase the cost to the class of shares of any Fund to which the 12b-1 Plan relates requires approval by the affected class of shareholders of that Fund.

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The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each 12b-1 Plan may be amended by vote of the Trustees, including a majority of the disinterested 12b-1 Plan Trustees, cast in person at a meeting called for the purpose. As long as the 12b-1 Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The 12b-1 Plans will continue in effect with respect to each Fund, and each applicable class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested 12b-1 Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a 12b-1 Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the 12b-1 Plans will provide benefits to the Trust. In this regard, the Trustees believe that the 12b-1 Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the 12b-1 Plans or under alternative distribution schemes. The Trustees believe that the effect of the 12b-1 Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to potentially benefit from economies of scale as the Funds achieve higher asset levels. From time to time, expenses of the Distributor incurred in connection with the sale of Class C Shares of the Trust, and in connection with the servicing of Class A and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A and Class C Shares.

Certain officers and employees of the Investment Manager and affiliates of the Investment Manager, including persons who may also serve as Officers or Interested Directors of the Funds, may have a financial interest in the operation of the 12b-1 Plans or related agreements. For example, they may be employed by and receive compensation from AIMUS or their compensation may be based on the financial performance of the Investment Manager, which can be indirectly affected by the success of the 12b-1 Plans.

Class A and Class C Servicing Fees / Class C Distribution Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A and Class C shareholders of the Trust and the maintenance of Class A and Class C shareholder accounts (including in each case the accounts of plan participants or similar investors where shares are held by a financial intermediary through an omnibus account), the Trust pays the Distributor servicing fees up to the annual rate of 0.25%, calculated as a percentage of each Fund’s average daily net assets attributable to the particular share class.

In addition, as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C Shares of the Trust, the Trust pays the Distributor distribution fees up to the annual rate of 0.75%, calculated as a percentage of each Fund’s average daily net assets attributable to Class C Shares.

The 12b-1 Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the 12b-1 Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The servicing fee, which is applicable to Class A and Class C Shares of the Funds, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the

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provision of such services. The distribution fee applicable to Class C Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C Shares of the Funds, including, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class C Shares, printing of prospectuses and reports for other than existing Class C shareholders, advertising, and preparation, printing and distributions of sales literature. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A and Class C Shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A Shares	0.25%	None
Class C Shares	0.25%	0.75%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or other financial intermediary (collectively, “financial intermediaries”) through which an investor purchases shares.

With respect to Class C Shares, except as provided below, the financial intermediaries are also paid at the time of a purchase a commission equal to 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of an investment in Class C Shares. A financial intermediary for these purposes is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks. Financial intermediaries that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, the Investment Manager and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, granting the Distributor, the Investment Manager and their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Investment Manager and/or a particular class of shares, possibly during a specified period of time. The Distributor, the Investment Manager and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor or the Investment Manager. The additional payments described above are made at the expense of the Distributor, the Investment Manager and their affiliates. These payments are made to financial intermediaries selected by the Distributor or the Investment Manager, generally to the intermediaries that have sold significant amounts of shares of the Funds or other Ashmore-sponsored funds. In certain cases, these payments are subject

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to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the Distributor, the Investment Manager and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

The Distributor, the Investment Manager and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Funds. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and the Investment Manager anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

1.	Fidelity: National Financial Services LLC, Fidelity Brokerage Services LLC and Fidelity Investments Institutional Operations, Company Inc.

2.	UBS Financial Services Inc.

3.	Pershing LLC

4.	LPL Financial LLC

5.	Charles Schwab & Co., Inc.

6.	TD AMERITRADE Clearing, Inc. and TD AMERITRADE, Inc.

7.	JP Morgan Securities, LLC

8.	Merrill Lynch

9.	Wells Fargo

10.	Morgan Stanley Smith Barney LLC

11.	U.S. Bank

12.	Matrix Financial

13.	BNY Mellon, N.A.

The Distributor expects that additional firms may be added to this list from time to time. Representatives of the Distributor, the Investment Manager or their affiliates intend to visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial intermediaries that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class C Shares and, for Class A and Class C Shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed

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the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the 12b-1 Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant 12b-1 Plan terminates.

The following table sets forth the amount paid by the Trust pursuant to the 12b-1 Plans for the last three fiscal years.

	Year Ended 10/31/23		Year Ended 10/31/22		Year Ended 10/31/21
Fund	Class A	Class C	Class A	Class C	Class A	Class C
Ashmore Emerging Markets Total Return Fund	$5,360	$9,917	$8,961	$17,009	$23,810	$33,993
Ashmore Emerging Markets Local Currency Bond Fund	$3,445	$25	$3,514	$91	$4,288	$294
Ashmore Emerging Markets Corporate Income Fund	$10,568	$16,129	$20,976	$33,433	$31,266	$67,901
Ashmore Emerging Markets Short Duration Fund	$18,960	$2,415	$9,799	$4,932	$32,491	$15,233
Ashmore Emerging Markets Active Equity Fund	$545	$12	$2,736	$14	$4,870	$18
Ashmore Emerging Markets Small-Cap Equity Fund	$1,169	$272	$896	$1,035	$1,002	$1,659
Ashmore Emerging Markets Frontier Equity Fund	$6,077	$2,110	$7,464	$2,881	$2,747	$2,606
Ashmore Emerging Markets Equity Fund	$11,477	$824	$6,280	$1,167	$7,151	$503
Ashmore Emerging Markets Equity ESG Fund	$4	$11	$4	$12	$4	$15
Ashmore Emerging Markets Low Duration Fund	$4	$10	$4	$10	$4	$11
Ashmore Emerging Markets Debt Fund	$4	$7	$4	$9	$4	$11
Ashmore Emerging Markets Corporate Income ESG Fund(1)	$0	$7	$2	$8	$2	$7

(1)	Ashmore Emerging Markets Corporate Income ESG Fund commenced operations on February 28, 2021.

The amounts collected pursuant to the 12b-1 Plan with respect to Class A and Class C Shares will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses related to the same.

Additional Payments For Other Services

The Funds may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services. The Distributor, the Investment Manager or any of their affiliates may also, from time to time, make such payments to financial intermediaries out of their own resources and without additional cost to a Fund or its shareholders. These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Funds or by the Distributor, the Investment Manager or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds or the Distributor, the Investment Manager and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.

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In addition, the Distributor, the Investment Manager and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Institutional Class Shares of the Funds. These payments may be significant to the payors and the payees.

SHARE PURCHASES, EXCHANGES AND REDEMPTIONS

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectus, under the headings “Share Purchases, Exchanges and Redemptions” and “How to Sell or Exchange Shares” and that information is incorporated herein by reference. This section of the SAI contains additional information regarding purchases, exchanges and redemptions.

Purchases – Investment Minimums

The minimum initial investment in Class A and Class C Shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund as described in the Prospectus. The minimum investment in Institutional Class Shares of any Fund is $1,000,000, with a minimum additional investment of $5,000 per Fund as described in the Prospectus. The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust may also lower or waive these minimum investment amounts for certain categories of investors.

To obtain more information about exceptions to the minimum initial investment for Fund Shares, please call the Funds’ transfer agent at 866-876-8294.

Exchange Privilege

As described and subject to any limits in the Prospectus under “How to Sell or Exchange Shares” and in this SAI, a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment and may be eligible to exchange Class A, Class C or Institutional Class Shares of one Fund for Class A or Institutional Class Shares (as applicable) of the same Fund (an “intra-Fund exchange”), on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any CDSC will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C Shares of one Fund and 6 months later (when the CDSC upon redemption would normally be 1.00%) exchanges his shares for Class C Shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% CDSC until one year after the date of the shareholder’s investment in the first Fund as described herein. An intra-Fund exchange will generally be permitted only in instances where the accounts are not currently subject to a CDSC. However, the Distributor may agree with financial intermediaries to allow an intra-Fund exchange for accounts currently subject to a CDSC in certain situations. Shareholders should contact a representative of their financial intermediary to learn more about the details of this intra-Fund exchange feature (please see the Prospectus for additional details).

Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund. An exchange between Funds will constitute a taxable sale for U.S. federal income tax purposes, though an intra-Fund exchange generally will not generate gain or loss for a shareholder for U.S. federal income tax purposes.

With respect to Class C Shares, or Class A Shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

The Trust and the Investment Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Investment Manager to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it

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exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For the avoidance of doubt, intra-Fund exchanges arranged by financial intermediaries on behalf of their clients as described in the Prospectus under “How to Sell or Exchange Shares” and in this SAI will not be deemed short-term trading for purposes of any restrictions set forth herein or in the Trust’s compliance manual, including as described in the policies and procedures regarding short-term trading.

Redemptions

Other than an applicable CDSC, a shareholder will not pay any special fees or charges (including any redemption fees) to the Trust or the Distributor when the shareholder sells (redeems) his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this SAI. The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectus.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Other Information Regarding Purchases, Exchanges and Redemptions

The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments in the Funds as it does not have access to the information necessary to assess your financial situation.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, service organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this SAI. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this SAI) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Trust by calling 866-876-8294.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Persons selling Fund shares may receive different compensation for selling Class A, Class C or Institutional Class Shares of the Funds.

Share purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within five business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

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The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

You may connect your Fund account(s) with a bank account for subsequent purchases, redemptions and other transactions in Fund shares. Such arrangements must be requested on your Account Application. To link to your bank account, you may need to have all shareholders of record sign the Account Application and have those signatures guaranteed. See “Signature Guarantee” below. Trading privileges will apply to each shareholder of record for the account unless and until the transfer agent receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new application signed by all owners of record of the account, with all signatures guaranteed. The Trust and the transfer agent may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust reserves the right to amend, suspend or discontinue any such arrangements at any time without prior notice. You cannot link your bank account if you hold your shares of the Fund through a broker in a “street name” account or in other omnibus accounts.

Signature Guarantee

When a signature guarantee is called for as described in the Prospectus, a “medallion” signature guarantee will be required. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. Signature guarantees from financial institutions that are not participating in the Stamp 2000 Medallion Guarantee program will not be accepted. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in this program. The Trust reserves the right to modify its signature guarantee standards at any time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Trust’s transfer agent for additional details regarding the Trust’s signature guarantee requirements.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Trust’s transfer agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Ashmore Funds c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	Ashmore Funds c/o The Northern Trust Company 333 South Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604

Transfer on Death Registration

The Trust may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Trust in accordance with the Uniform TOD Security Registration Act will govern the registration. The Trust may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Trust may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registration.

Special Arrangements of Financial Intermediaries

Brokers, dealers, banks and other financial intermediaries provide varying arrangements for their clients to purchase, exchange and redeem Fund shares. Some may establish higher minimum investment requirements than specified in the Prospectus or this SAI. Financial intermediaries may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Financial intermediaries also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their

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accounts and information about their accounts only from their financial intermediary. In addition, certain privileges with respect to the purchase, exchange and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

DETERMINATION OF NET ASSET VALUE

As described in the Prospectus under the heading “How the Funds’ Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes of shares. The total of such liabilities allocated to a class and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. In accordance with regulations governing registered investment companies, purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has designated the Investment Manager to manage and implement the day-to-day valuation of the Funds’ portfolio investments, in accordance with the valuation policies and procedures. The Investment Manager has established various committees, consisting of its own employees, to assist in the fulfillment of its responsibilities under the valuation policies and procedures. The Investment Manager, in addition, may obtain the assistance of the Funds’ Custodian, Administrator and other agents and expects to carry out its duties pursuant to the valuation policies and procedures, subject to the Board’s oversight.

As described in the Prospectus, for purposes of calculating NAV, the Funds’ portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Funds, to perform the fair value determinations relating to all Fund investments. The Valuation Designee’s valuation policies and procedures governs its selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign debt securities for which the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded.

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The Valuation Designee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of an investment. The Valuation Designee may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

Fair valuation may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXES

Taxation of the Funds

The following provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. Moreover, a shareholder’s tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, the following discussion may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as retirement plans), financial institutions, broker-dealers, and persons who are neither citizens nor residents of the United States. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Each Fund has elected (or intends to elect) to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, and each Fund intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its net investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). Foreign currency gains (including gains from transactions

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in foreign currency futures and foreign currency forward contracts) generally constitute “qualifying income” for purposes of the 90% test described in (i) above. However, there is a remote possibility that the U.S. Treasury will issue regulations (possibly with retroactive effect) excluding from the definition of qualifying income a Fund’s foreign currency gains to the extent that such income is not directly related to a Fund’s principal business of investing in stock or securities (or options or futures with respect to stocks or securities). This could adversely affect the qualification of a Fund as a RIC.

For purposes of the diversification test in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. In addition, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

To the extent that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income; thus, the investment return to the Fund’s shareholders could be materially reduced. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) in a taxable year. If a Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31st of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 or December 31 if the Fund is permitted to elect and makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, each Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable

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year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. See each Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Tax rules can alter the Fund’s holding period in securities and thereby affect the tax treatment of gain or loss on such securities. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of the excess of net long-term capital gain over net short-term capital loss, in each case taking into account any loss carryforwards, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and U.S. Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

A Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Income Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Low Duration Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Corporate Income ESG Fund do not expect a significant portion of distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends received by corporate shareholders may qualify for the dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent, if any, that a portion of

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interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Pursuant to Treasury regulations, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a U.S. federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to future regulatory guidance to the contrary, a distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in an MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Dividends declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If a Fund makes a distribution in excess of its current or accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Early each calendar year, each Fund will send its shareholders detailed information regarding the amount and tax status of any distributions paid by the Fund during the previous year. Distributions may also be subject to state, local and other taxes.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss includible in and taxable at the reduced rates applicable to net capital gain, if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes

A Fund that invests in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of

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the value of a Fund’s total assets consists of securities of foreign corporations, the Fund may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt vehicles (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Financial Products

In general, any option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Thus, the straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) entered into by a Fund will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-related derivatives can be limited by the Fund’s intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-related derivatives do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-related derivatives is not certain, in particular with respect to whether income or gains from such investments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate a Fund-level tax. If a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Exchange-Traded Notes

The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and is required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments, or alternatively a Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not

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received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund.

If a Fund holds the foregoing kinds of debt instruments, or other debt instruments subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the stated redemption price at maturity (i.e.,a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on a debt obligation; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies

Equity investments by a Fund in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”), could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or gain from the disposition of PFIC shares. A Fund cannot eliminate this tax by making distributions to Fund shareholders. However, a Fund may elect to avoid that tax. For example, a Fund may elect to mark the gains (and to a limited extent the losses) in its PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. A Fund may also elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not qualify for treatment as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Repurchase Agreements and Securities Loans

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it

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temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders. For more information regarding qualified dividend income and the dividends-received deduction, see “Taxation of Fund Distributions” above.

Investments in Other Investment Companies

If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company. In certain circumstances, significant investments by a Fund in other investment companies may implicate the manner in which the Fund must satisfy the 25% diversification test described above.

Real Estate Investment Trusts

Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Distributions attributable to certain dividends received from REITs may qualify for the deduction available to non-corporate shareholders. See “Taxation of Fund Distributions” above.

REMICs

It is possible that a Fund will invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

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In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. No Fund has yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding.

Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is (or is treated as) effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, including distributions subject to special rules regarding the disposition of U.S. real property interests as described below. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

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Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. If a Fund were a QIE, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership in the Fund.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

No Fund expects that it will be a QIE.

In order to qualify for any exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing, as applicable, an IRS Form W-8BEN, W-8BEN-E, or substitute form). To the extent the Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes. Foreign

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shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114. Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the U.S. Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2024, unless otherwise noted, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
Ashmore Emerging Markets Total Return Fund
Morgan Stanley Smith Barney LLC for the Excl Bene of its Customers	76,624,395	26.50%	38,288.104	23.17%	N/A	N/A
Merrill Lynch Pierce Fenner & Smith for the Sole Benefit of its Customers	59,765.819	20.67%	26,391.302	15.97%	N/A	N/A
Charles Schwab & Co Inc Special Custody Acct FBO Customers	50,681.700	17.53%	N/A	N/A	7,114,303.750	27.76%
UBS WM USA 0O0 11011 6100 OMNI Account MF	37,843.455	13.09%	87,763.841	53.11%	3,182,251.996	12.42%
National Financial Services LLC	18,303.387	6.33%	8,874.671	5.37%	N/A	N/A
Charles Schwab & Co Inc Special Custody Acct FBO Customers	15,188.433	5.25%	N/A	N/A	N/A	N/A
JP Morgan Securities LLC Omnibus Acct FBO Customers	N/A	N/A	N/A	N/A	1,941,283.902	7.58%
Reliance Trust Co FBO Comerica EB R R	N/A	N/A	N/A	N/A	1,469,275.717	5.73%
Ashmore Emerging Markets Local Currency Bond Fund
LPL Financial FBO Customer Accounts	N/A	N/A	575,537	76.96%	N/A	N/A
Ashmore Management Company Limited	N/A	N/A	172.301	23.04%	1,280,230.422	88.80%
Brown Brothers Harriman & Co	121,293.801	62.02%	N/A	N/A	N/A	N/A
Brown Brothers Harriman & Co	30,791.789	15.74%	N/A	N/A	N/A	N/A
Brown Brothers Harriman & Co	13,395.620	6.85%	N/A	N/A	N/A	N/A
UBS UM USA 0O0 11011 OMNI Account MF	21,775.740	11.13%	N/A	N/A	N/A	N/A
Ashmore Emerging Markets Corporate Income Fund
Wells Fargo Clearing Services LLC Special Custody Acct For The Exclusive Benefit Of Customer	227,236.919	33.04%	169,222.846	60.83%	870,823.431	7.63%
Morgan Stanley Smith Barney LLC For The Excl Bene Of Its Customers	171,250.064	24.90%	25,342.791	9.11%	N/A	N/A
Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	123,390.217	17.94%	N/A	N/A	N/A	N/A

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	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
UBS WM USA 0O0 11011 6100 OMNI Account MF	71,454.610	10.39%	24,955.632	8.97%	592,987.600	5.19%
Charles Schwab & Co Inc Special Custody Acct FBO Customers	54,793.827	7.97%	N/A	N/A	2,202,972.294	19.30%
Pershing LLC	N/A	N/A	25,761.725	9.26%	N/A	N/A
Reliance Trust CO FBO COMERICA EB RR	N/A	N/A	N/A	N/A	3,335,257.427	29.22%
Ashmore Emerging Markets Short Duration Fund
Charles Schwab & CO INC Special Custody Acct FBO Customers	1,261,608.047	80.21%	3,392.950	9.20%	706,173.052	10.78%
Morgan Stanley Smith Barney LLC For The EXCL Bene Of Its Customers	142,918.559	9.09%	11,734.730	31.82%	N/A	N/A
National Financial Services LLC	107,596.482	6.84%	N/A	N/A	N/A	N/A
Pershing LLC	N/A	N/A	15,212.150	41.25%	N/A	N/A
LPL Financial FBO Customer Accounts	N/A	N/A	6,537.121	17.73%	N/A	N/A
Northern Trust Co as Customer	N/A	N/A	N/A	N/A	5,371,072.795	82.01%
Ashmore Emerging Markets Active Equity Fund
Charles Schwab & Co Inc Special Custody Acct FBO Customers	5,175.840	84.38%	N/A	N/A	281,170.873	8.12%
Morgan Stanley Smith Barney LLC For The EXCL Bene Of Its Customers	956.757	15.60%	N/A	N/A	N/A	N/A
Ashmore Management Company Limited	N/A	N/A	180.224	100.00%	2,649,986.784	76.54%
First Haven Global LP	N/A	N/A	N/A	N/A	466,735.765	13.48%
Ashmore Emerging Markets Small-Cap Equity Fund
Morgan Stanley Smith Barney LLC For The Excl Bene Of Its Customers	11,882.222	32.24%	N/A	N/A	N/A	N/A
Charles Schwab & Co Inc Special Custody Acct FBO Customers	11,030.432	29.93%	N/A	N/A	N/A	N/A
National Financial Services LLC	3,139.466	8.52%	N/A	N/A	N/A	N/A
UBS WM USA 0O0 11011 6100 OMNI Account MF	2,678.767	7.27%	464.253	38.08%	72,044.465	13.12%
Wells Fargo Bank Clearing Services LLC Special Custody Acct for Exclusive Benefit of Cust	N/A	N/A	755.003	61.92%	N/A	N/A

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	Number of Class A Shares	Percentage of Outstanding Shares of Class A Owned	Number of Class C Shares	Percentage of Outstanding Shares of Class C Owned	Number of Institutional Class Shares	Percentage of Outstanding Shares of Institutional Class Owned
Northern Trust Co As Customer	N/A	N/A	N/A	N/A	143,748.359	26.17%
Reliance Trust CO FBO COMERICA EB RR	N/A	N/A	N/A	N/A	136,782.291	24.90%
SEI Private Trust Company C O Principal Financial ID 636	N/A	N/A	N/A	N/A	128,256.261	23.35%
BNY Mellon NA	N/A	N/A	N/A	N/A	27,750.000	5.05%
Ashmore Emerging Markets Frontier Equity Fund
Charles Schwab & Co Inc Special Custody Acct FBO Customers	128,805.512	63.30%	N/A	N/A	2,753,946.989	43.75%
UBS WM USA 0O0 11011 6100 OMNI Account MF	56,957.303	27.99%	N/A	N/A	N/A	N/A
National Financial Services LLC	N/A	N/A	18,493.218	75.38%	N/A	N/A
National Financial Services LLC	N/A	N/A	1,265.823	5.16%	N/A	N/A
Morgan Stanley Smith Barney LLC For The Excl Bene Of Its Customers	N/A	N/A	2,102.479	8.57%	N/A	N/A
Ashmore Emerging Markets Equity Fund
National Financial Services LLC	360,324.033	71.98%	N/A	N/A	N/A	N/A
Charles Schwab & Co Inc Special Custody A/C FBO Customers	106,619.435	21.30%	3,466.168	52.87%	1,107,724.039	14.23%
LPL Financial FBO Customer Accounts	N/A	N/A	3,071.583	47.13%	1,015,727.445	13.05%
SEI Private Trust Company C O ID 366	N/A	N/A	N/A	N/A	692,248.991	8.90%
Pershing LLC	N/A	N/A	N/A	N/A	560,596.276	7.20%
Ashmore Emerging Markets Equity ESG Fund
Ashmore Management Company Limited	116.611	100.00%	116.307	100.00%	1,168,204.252	100.00%
Ashmore Emerging Markets Low Duration Fund
Ashmore Management Company Limited	111.916	100.00%	109.438	100.00%	1,124,149.458	100.00%
Ashmore Emerging Markets Debt Fund
Ashmore Management Company Limited	111.958	100.00%	109.794	100.00%	2,247,621.726	100.00%
Ashmore Emerging Markets Corporate Income ESG Fund
Ashmore Management Company Limited	113.247	100.00%	111.332	100.00%	1,137,087.448	100.00%

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As of February 1, 2024, unless otherwise noted, the following persons owned of record or beneficially more than 25% of the following Funds:

Percentage of Outstanding Shares of Fund Owned
Ashmore Emerging Markets Low Duration Fund Ashmore Management Company Limited	99.98%
Ashmore Emerging Markets Short Duration Fund Northern Trust Company As Customer	65.59%
Ashmore Emerging Markets Frontier Equity Fund Charles Schwab & Co.	42.45%
Ashmore Emerging Active Equity Fund Ashmore Management Company Limited	76.40%
Ashmore Emerging Markets Debt Fund Ashmore Management Company Limited	99.99%
Ashmore Emerging Markets Total Return Fund Charles Schwab & Co	27.29%
Ashmore Emerging Markets Corporate Income Fund Reliance Trust Company	27.03%
Ashmore Emerging Markets Local Currency Bond Fund Ashmore Management Company Limited	78.63%
Ashmore Emerging Markets Equity ESG Fund Ashmore Management Company Limited	99.98%
Ashmore Emerging Markets Corporate Income ESG Fund Ashmore Management Company Limited	99.98%

Persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders if they have beneficial ownership of 25% or more of a Fund’s outstanding voting securities. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders. A redemption by a large shareholder could have the effect of increasing transaction costs and increasing taxable distributions to other shareholders of a Fund. As of the applicable dates shown in the table above, Ashmore Management Company Limited, which is under common control with the Investment Manager, may be deemed to control each of Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Corporate Income ESG Fund, Ashmore Emerging Markets Equity ESG Fund, Ashmore Emerging Markets Low Duration Fund and Ashmore Emerging Markets Debt Fund by virtue of beneficially owning more than 25% of the outstanding shares of each such Fund, and Ashmore Management Company Limited’s investments may be redeemed at any time.

As of February 1, 2024, to the best knowledge of the Trust, the Trustees and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and the Trust as a whole.

CUSTODIAN

The Northern Trust Company (the “Custodian”), 50 S. LaSalle St., Chicago, IL 60603, is the custodian of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Northern Trust Company (the “Transfer Agent”), 50 S. LaSalle St., Chicago, IL 60603, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, the Trust’s independent registered public accounting firm, provides audit services. Its address is 200 East Randolph Street, Chicago, Illinois 60601.

CODE OF ETHICS

The Investment Manager, the Distributor and the Funds have each adopted a Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Subject to any specific instructions provided by the Funds from time to time, the Funds’ Investment Manager is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the Funds.

The Funds’ Investment Manager will take reasonable steps in the circumstances to ensure that proxies are voted in the best interests of the Funds. Protecting the financial interests of the Funds is the primary consideration for the Investment Manager in determining how to protect such interests.

When considering how to vote a proxy, the Investment Manager will consider those factors that relate to the Funds’ interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

From time to time, proxy voting proposals may raise conflicts between the interests of the Investment Manager (including its employees, and/ or its affiliates) and the Funds. The Compliance Department of the Investment Manager and the Funds’ Chief Compliance Officer will take certain steps to determine whether such conflict is material and, if so, the Investment Manager will vote the proxy only in accordance with the recommendation of an independent third party or only after the Fund’s Chief Compliance Officer has had an opportunity to review the conflict of interest and how the Investment Manager proposes to vote the proxy.

In circumstances where the Investment Manager has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

Whilst Northern Trust is the custodian for the Funds, all proxy votes are received, logged and responded to by the Investment Manager using either (a) ‘ProxyExchange’ (a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group) or (b) CDR (Corporate Actions Delivery & Response) a system supplied by Northern Trust, or (c) SWIFT messages.

The requirement for a proxy vote will be advised by the Investment Manager’s Transaction Processing team to the Portfolio Manager who has primary responsibility for the security in question, and who will instruct the Transaction Processing team how to respond (after, where appropriate, raising the matter with the Investment Manager’s Investment Committee, and, again where appropriate, after input from the Legal and Transaction Management Department and/or Compliance Department of the Investment Manager.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 866–876–8294 specified toll-free (or collect) telephone number; on or through the Fund’s website at www.ashmoregroup.com; or both; and (2) on the Commission’s website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

104

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements of the Funds, including notes thereto, and related report of KPMG LLP, an independent registered public accounting firm, contained in the annual report to such Funds’ shareholders for the fiscal year ended October 31, 2023 (the “Annual Report”), are hereby incorporated herein by reference. Copies of the Funds’ annual and semi-annual reports to shareholders may be obtained upon request and without charge by calling the Funds at 866-876-8294.

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APPENDIX A

PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

A-1

APPENDIX B

FIXED INCOME AND COMMERCIAL PAPER RATINGS

Moody’s Investors Service Inc. (“Moody’s”)

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned. Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

“Aaa” – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms*.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

“P-1” – Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings (“S&P”)

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA” – An obligation rated ’AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated ’AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated ’A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB, B, CCC, CC, and C” – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative BB, B, CCC, characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such CC, and C obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated ’BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated ’B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated ’CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated ’CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

“A-1” – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Fitch Investor Services, Inc. (“Fitch”)

Credit Rating Scales

Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default.

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). Please see the section Specific Limitations Relating to Credit Rating Scales for details.

Fitch Ratings also publishes other ratings, scores and opinions. For example, Fitch provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings, please refer to Fitch’s Ratings Transition and Default studies, which detail the historical default rates. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

Credit Opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit Opinions will be indicated using a lower-case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit Opinions will be typically point-in-time but may be monitored if the analytical group believes information will be sufficiently available.

Rating Assessment Services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While Credit Opinions and Rating Assessment Services are point-in-time and are not monitored, they may have a directional Watch or Outlook assigned, which can signify the trajectory of the credit profile.

Ratings assigned by Fitch are opinions based on established, approved and published criteria. A variation to criteria may be applied but will be explicitly cited in our rating action commentaries (RACs), which are used to publish credit ratings when established and upon annual or periodic reviews.

Ratings are the collective work product of Fitch, and no individual, or group of individuals, is solely responsible for a rating. Ratings are not facts and, therefore, cannot be described as being “accurate” or “inaccurate.” Users should refer to the definition of each individual rating for guidance on the dimensions of risk covered by the rating.

Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance.

IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the formal announcement by the issuer or their agent of a distressed debt exchange; or

c.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating.

This would include:

a.	selective payment default on a specific class or currency of debt;

b.

the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D – Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity. Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fl – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation.

(1)	Agreement and Declaration of Trust of the Registrant (1).

(2)	Amended & Restated Agreement and Declaration of Trust of the Registrant, dated as of November 16, 2010 (2).

(b)	By-laws.

(1)	By-laws of the Registrant (1).

(2)	Amended & Restated Bylaws of the Registrant, dated as of November 16, 2010 (2).

(c)	Instruments Defining Rights of Securities Holders.

(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust (1).

(2)	Article 9 (Sale of Shares; Uncertificated Shares and Share Certificates) of the Amended & Restated By-laws (1).

(d)	Investment Advisory Contracts.

(1)	Form of Investment Management Agreement between Ashmore Investment Management Limited (“AIML”) and the Registrant (2).

(i)	Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (4).

(ii)	Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (5).

(iii)	Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (8).

(iv)	Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (9).

(v)	Novation of Investment Management Agreement among AIML, Ashmore Investment Advisors Limited (“AIAL”) and the Registrant (10).

(vi)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (11).

(vii)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (12).

(viii)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (13).

(ix)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (14).

(x)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (17).

(xi)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (19).

(xii)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (20).

(xiii)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (22).

(xiv)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (23).

(xv)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (24).

(xvi)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (25)

(xv)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant – filed herewith.

(2)	Form of Expense Limitation Agreement between AIML and the Registrant (2).

(3)	Form of Amended and Restated Expense Limitation Agreement between AIML and the Registrant (3).

(i)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (4).

(ii)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (5).

(iii)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (6).

(iv)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (8).

(v)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (9).

(vi)	Form of Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (10).

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(vii)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (11).

(viii)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (12).

(ix)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (13).

(x)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (14).

(xi)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (15).

(xii)	Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (17).

(xiii)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (19).

(xiv)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (20).

(xv)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (22).

(xvi)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (23).

(xvii)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (24).

(xviii)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (25).

(xix)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant - filed herewith.

(e)	Distribution Contracts.

(1)	Distribution Contract dated December 2, 2010 between Ashmore Investment Management (US) Corporation (the “Distributor”) and Registrant (3).

(2)	Form of Amended and Restated Distribution Contract between the Distributor and Registrant (3).
(i)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (4).

(ii)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (5).

(iii)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (8).

(iv)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (9).

(v)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (11).

(vi)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (12).

(vii)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (13).

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(viii)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (14).

(ix)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (15).

(x)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (17).

(xi)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (19).

(xii)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (20).

(xiii)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (22).

(xiv)	Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (23).

(3)	Form of Selected Dealer Agreement –(3)(26).

(f)	Not applicable.

(g)	Custody Agreements.

(1)	Form of Custody Agreement between The Northern Trust Company and the Registrant (2).

(2)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (4).

(3)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (5).

(4)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (8).

(5)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (9).

(6)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (11).

(7)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (12).

(8)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (13).

(9)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (14).

(10)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (17).

(11)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (19).

(12)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (20).

(13)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (22).

(14)	Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (23).

(h)	Other Material Contracts.

(1)	Form of Fund Administration and Accounting Services Agreement between The Northern Trust Company and the Registrant (2).

(2)	Form of Amended and Restated Fund Administration and Accounting Services Agreement between The Northern Trust Company and the Registrant (3).

(3)	Form of Second Amended and Restated Fund Administration and Accounting Services Agreement between The Northern Trust Company and the Registrant (4).

(4)	Letter Agreement regarding the Second Amended and Restated Fund Administration and Accounting Services Agreement dated July 18, 2014 among The Northern Trust Company, the Registrant and AIAL (10).

(5)	Form of Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (2).

(6)	Form of Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (3).

(i)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (4).

(ii)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (5).

(iii)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (8).

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(iv)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (9).

(v)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (11).

(vi)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (12).

(vii)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (13).

(viii)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (14).

(ix)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (17).

(x)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (19).

(xi)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (20).

(xii)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (22).

(xiii)	Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (23).

(i)	Opinion and Consent of Counsel (2)(4)(5)(8)(9)(11)(12)(14)(17) (18)(19)(20)(22)(23)(24) –filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith.

(k)	Not applicable.

(l)	Form of Initial Capital and Subscription Agreement (2)(4)(5).

(m)	Distribution and Servicing Plans.
(1)	Form of Distribution and Servicing Plan for Class A Shares (3).

(2)	Form of Distribution and Servicing Plan for Class C Shares (3).

(n)	Multi-Class Plan of Registrant (3).

(1)	Amended and Restated Multi-Class Plan of Registrant (5).

(2)	Amended and Restated Multi-Class Plan of Registrant, dated March 22, 2017 (16).

(3)	Second Amended and Restated Multi-Class Plan of Registrant, dated December 12, 2018 (18).

(4)	Second Amended and Restated Multi-Class Plan of Registrant, dated June 30, 2020 (21).

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Ashmore Code of Ethics – (26).

(2)	Ashmore Trustee and Officer Code of Ethics

(3)	Code of Ethics of the Distributor (3).

(q)	Powers of Attorney.

(1) Power of Attorney for Yeelong Balladon (26).

(2) Power of Attorney for Michael Chamberlin (26) ().

(3) Power of Attorney for Joseph Grainger (26).

(4) Power of Attorney for George Grunebaum (26).

(5) Power of Attorney for Stephen Hicks (26).

(1)	Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed September 3, 2010.

(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed November 23, 2010.

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(3)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on December 23, 2010.

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on June 15, 2011.

(5)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on September 30, 2011.

(6)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 28, 2012.

(7)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 28, 2013.

(8)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on September 25, 2013.

(9)	Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on June 20, 2014.

(10)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 27, 2015.

(11)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on October 26, 2015.

(12)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on April 26, 2016.

(13)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on June 9, 2016.

(14)	Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on October 27, 2016.

(15)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on April 10, 2017.

(16)	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on December 22, 2017.

(17)

Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 27, 2018 and effective on February 28, 2018.

(18)

Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 22, 2019 and effective on February 28, 2019.

(19)

Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on January 27, 2020 and effective on January 29, 2020.

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on June 12, 2020 and effective on June 14, 2020.

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on July 1, 2020.

(22)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on September 11, 2020.

(23)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 26, 2021.

(24)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 25, 2022.

(25)	Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 24, 2023.

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(26)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on December 21, 2023.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII of Registrant’s Amended & Restated Agreement and Declaration of Trust which is incorporated herein by reference. In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds. Ashmore Group plc (“Ashmore Group”), the parent company of AIAL, maintains a directors and officers liability insurance policy under which directors and officers of Ashmore Group and its subsidiaries are named insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

A description of the business of Ashmore Investment Advisors Limited, the investment adviser of the Funds of the Registrant (the “Investment Manager” or “AIAL”), is set forth under the captions “Management of the Funds” in the prospectuses and “The Investment Manager” in the statements of additional information, all forming part of this Registration Statement.

The directors, officers, and partners of the Investment Manager have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or partners of the Investment Manager or certain of its affiliates. The address of the Investment Manager is 61 Aldwych, London WC2B 4AE, England.

Item 32. Principal Underwriter

(a)

Ashmore Investment Management (US) Corporation, the Distributor, serves as principal underwriter of shares for the Registrant. The Distributor is an affiliate of AIAL, the Registrant’s investment manager. The Distributor does not currently serve as principal underwriter for any registered investment companies other than the Registrant.

(b)

Name and Principal Business Address*	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
George Grunebaum	Chief Executive Officer, Supervisory Principal	Trustee, President and Chief Executive Officer

Stacey Peters	Financial and Operations Principal	Principal Financial and Accounting Officer

Stephen Rudman	Chief Compliance Officer and Director	None

Alexandra Autrey**	Chief Legal Officer, Director	Chief Legal Officer

Matthew W. Butryman	Director	Secretary and Chief Compliance Officer

*	Principal business address for all individuals listed is 475 Fifth Avenue, 15th Floor, New York, New York 10017 unless otherwise noted.

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**	61 Aldwych, London WC2B 4AE, England.

(c)	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of AIAL, located at 61 Aldwych, London WC2B 4AE, England and 475 Fifth Avenue, 15th Floor, New York, New York 10017, and/or the offices of The Northern Trust Company, located at 333 South Wabash Avenue, Chicago, IL 60604.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

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NOTICE

A copy of the Agreement and Declaration of Trust of the registrant (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all the requirements for effectiveness of this Post-Effective Amendment No. 67 (the “Amendment”) to its Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 27th day of February, 2024.

By:	/s/ George Grunebaum
Name:	George Grunebaum
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment has been signed on February 27, 2024 by the following persons in the capacities indicated:

Signature	Title	Date

/s/ George Grunebaum George Grunebaum	Trustee, President & Chief Executive Officer	February 27, 2024

/s/ Taurai Sigauke Taurai Sigauke	Treasurer and Principal Financial and Accounting Officer	February 27, 2024

Yeelong Balladon* Yeelong Balladon	Trustee	February 27, 2024

Michael Chamberlin* Michael Chamberlin	Trustee	February 27, 2024

Joseph Grainger* Joseph Grainger	Trustee	February 27, 2024

Stephen Hicks* Stephen Hicks	Trustee	February 27, 2024

*By:	/s/ Taurai Sigauke	*By:	/s/ Taurai Sigauke
	Attorney-In-Fact		Attorney-In-Fact

Date:	February 27, 2024	Date:	February 27, 2024

INDEX TO EXHIBITS

Exhibit Number	Description

(d)(1)(xv)	Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant

(d)(3)(xix)	Revised Schedule A to the Second Amended and Restated Expense Limitation Agreement between AIAL and the Registrant

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm